UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05010

Mutual Fund and Variable Insurance Trust

(Exact name of registrant as specified in charter)

36 North New York Avenue

Huntington, NY 11743

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-631-629-4237

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1.	Reports to Shareholders.

Annual Shareholder Report

December 31, 2022

INSTITUTIONAL SHARES

CLASS A SHARES

CLASS C SHARES

unaudited

December 31, 2022

Rational Equity Armor Fund (HDCAX, HDCEX, HDCTX)

Dear Fellow Shareholders,

The Rational Equity Armor Fund (the “Fund”) seeks total return on investment, with dividend income being an important component of that return. The Fund seeks to achieve this goal by investing in two baskets – a long equity portfolio and a volatility hedge overlay. The Fund seeks to achieve its investment objective by investing primarily in common stock of dividend paying companies included within the S&P 500 Index (the “S&P 500”). The Fund also invests a portion of its assets in exchange-traded volatility index futures contracts and in cash and cash equivalents as a hedge against the common stock held in the Fund’s portfolio.

In the past 50 years, the yield curve has inverted seven times. Seven out of seven times there was a recession. In 2022 we first saw the 2 year yield higher than the 10 year yield for the first time April, and the three-month over the ten-year in October, which were two signals of a recession and one of the main reasons stocks struggled in 2022. While stocks struggled, volatility as measured by the VIX Index and the SPIKES Volatility Index did not have its normal opposing run. This led to many hedged equity funds underperforming the S&P 500. During the reporting period, the Fund outperformed the S&P 500 and did so with lower volatility.

The Fund is long volatility and equities. In the first quarter of 2022, the VIX Index was up 19% while the S&P 500 was down 5%. This negative correlation allowed the Fund to have a positive first quarter, up 1%. Historically, the negative correlation provides a tailwind to the fund. The second, third, and fourth quarters of 2022 did not have a similar volatility peak, thus our fund experienced a headwind, overall a challenging environment for all hedged equity funds. The Fund still succeeded in those quarters, outperforming the S&P 500 by roughly 5% for the calendar year and doing so with lower volatility.

We enter 2023 full of uncertainties. Since the Great Financial Crisis, market participants have come to rely on extreme levels of liquidity supplied to the market by the Federal Reserve. This led to the inflation problem we saw dominate the market in 2022. This year, to the extent that inflation comes down, we believe that economic growth will slow down with it. If that economic slowdown occurs, the Fed will have fewer tools at its disposal to stimulate growth.

We at Equity Armor believe that this type of market environment is one where our team and asset allocation/trading strategy can create alpha for investors. In the last 10 years, we have observed that most asset classes have moved in unison with each other, particularly for most large equity-based indices. However, as liquidity is drawn out of the market, it is our view that there will be no rising tide to lift all boats. We believe that in this environment, stock picking and sector rotation will be key. In addition, with a return to a “normalized Fed” we expect a return to normalized volatility in the markets. Our strategy is designed to harvest some of this normalized volatility in the market to help buffer the portfolio from market downturns and also to help provide an optimized hedge while continuing to be invested in the stock market.

We thank you for your trust in us as we strive to continue to deliver outstanding risk adjusted returns.

Sincerely,

Joe Tigay

Brian Stutland

Luke Rahbari

The Fund’s total annualized returns through December 31, 2022 as compared to the S&P 500 Value TR Index and S&P 500 TR Index were as follows:

	1 Year	3 Years	5 Years	10 Years	Since Inception*
Institutional Class*	-10.68	5.82	3.04	4.49	5.18
Class A*	-10.86	5.59	2.79	4.23	4.93
Class C**	-11.51	4.85	2.04	3.60	4.07
Class A w/ Sales Charge*	-15.12	3.87	1.79	3.73	4.69
S&P 500 Value TR Index (1)	-5.22	6.26	7.58	10.86	6.52
S&P 500 TR Index (2)	-18.11	7.66	9.42	12.56	7.37

*	Inception: 02/28/2001

**	Class C Shares commenced operations on January 2, 2014. Returns prior to that date are of the Institutional Shares, adjusted for expenses of Class C Shares. Institutional Shares would have had substantially similar annual returns because the shares are invested in the same portfolio.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

(1)	The S&P 500 Value Total Return Index® (“S&P 500 Value TR”) is an unmanaged market-capitalization weighted index consisting of those stocks within the S&P 500 that exhibit strong value characteristics. It uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings.

(2)	The S&P 500 Total Return Index® (“S&P 500 TR”) is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an Index.

5169-NLD-01312023

Rational Equity Armor Fund
PORTFOLIO REVIEW (Unaudited)
December 31. 2022

The Fund’s performance figures* for each of the periods ended December 31, 2022, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional	(10.68)%	3.04%	4.49%	5.18%	N/A
Class A	(10.86)%	2.79%	4.23%	4.93%	N/A
Class A with load	(15.12)%	1.79%	3.73%	4.69%	N/A
Class C	(11.51)%	2.04%	N/A	N/A	1.97%
S&P 500 Value Total Return Index (c)	(5.22)%	7.58%	10.86%	7.05%	8.83%
S&P 500 Total Return Index (d)	(18.11)%	9.42%	12.56%	7.37%	7.05%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2022 prospectus, the total annual operating expense are 1.17% for Institutional shares, 1.42% for A shares and 2.17% for C shares before fee waivers and/or expense reimbursements, if any. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

Performance information for the period prior to December 13, 2019 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	Inception date is March 1, 2001 for Class A, Institutional and the benchmarks.

(b)	Inception date is January 3, 2014 for Class C and the benchmarks.

(c)	The S&P 500 Value Total Return Index uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings. Investors cannot invest directly in an Index.

(d)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry ^	% of Net Assets
Equity	15.7%
Biotech & Pharma	9.2%
Insurance	7.7%
Heath Care Facilities & Services	5.9%
Software	4.7%
Electric Utilities	3.8%
Technology Hardware	3.5%
Retail - Consumer Staples	3.4%
Aerospace & Defense	3.3%
Beverages	3.2%
Other/Short-Term Investments	39.6%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

unaudited

December 31, 2022

Rational Tactical Return Fund (HRSAX, HRSFX, HRSTX)

Dear Fellow Shareholders,

The Rational Tactical Return Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and income by making investments in long and short call and put options on futures contracts on the S&P 500 Index, as well as cash and cash equivalents. For the year ended December 31, 2022, the Fund posted a -0.30% (Class I) return versus -18.11% for the S&P 500 TR Index (the “S&P 500 Index”).

Investment Strategy

Warrington Asset Management, LLC’s (the “Sub-Advisor”) strategy seeks to achieve the Fund’s investment objective in three ways: (1) Premium Collection – the Fund collects premiums on options it sells; (2) Volatility Trading – the Fund may enter into positions designed to hedge or profit from either an increase or a decrease in S&P 500 Index volatility; and (3) Trend Following – the Fund may increase or decrease the balance of puts and calls based on trending market direction. The Fund is designed to produce returns that are not correlated with equity market returns. The Fund employs strict risk management procedures, supported by both technical and fundamental analysis, that are intended to provide consistency of returns and to mitigate the extent of losses.

Fund Performance

While the Fund trades options on the S&P 500 Index, the Sub-Advisor’s goal is to have low correlation to that benchmark. In this regard, the Sub-Advisor’s objective is to provide positive, risk adjusted absolute returns to our investors. When those returns are additionally weighed against the volatility endured to produce such returns, with low standard deviation on a daily, monthly, and yearly timeframe, we believe the Fund has performed well and has achieved its objective.

The equity and fixed income markets performed poorly in 2022, highlighting the need for uncorrelated assets. While volatility, as measured by the VIX Index, was low throughout the year, the equity markets themselves presented extreme challenges for most market participants. We believe we were able to navigate these difficult markets and capture trading gains, where possible, while seeking to protect capital when opportunity sets were limited. In looking at the Morningstar ranking and return data for the category in which the Fund’s strategy is placed, “Options Trading,” we believe the category is extremely broad with all options traders, many of whom, in our view, take extreme risk collecting premiums during periods of positive index performance and may at times outperform, but underperform in periods of rising volatility. According to Morningstar, in 2022, the Fund finished in the top 4% of the 258 constituents, which we would attribute to our distinct investment approach. Additionally, since Sub-Advisor inception, the Fund’s Morningstar rating is now at four stars, which we believe is reflective of the Fund’s performance and minimal standard deviation (the five-year standard deviation for the Fund is 1.79 vs 9.85 for the Morningstar category). This wide disparity leads to a Sharpe ratio of 1.92 for the Fund vs. 0.27 for the Morningstar category, underscoring how we have sought to add significant shareholder value using our approach. The flexibility in the tactical trading methodology utilized for the Fund, coupled with stringent risk parameters, is designed to provide the ability to react quickly to an ever-changing market environment in search of profits while also remaining focused on avoiding potentially treacherous market conditions.

The Fund’s total annualized returns through December 31, 2022, as compared to the S&P 500 TR Index (S&P) benchmark were as follows:

	1 Year	3 Years	5 Years	Since 12/5/17	10 Years	Since Inception (05/01/07) *
Class I	-0.30%	2.08%	4.80%	4.92%	0.91%	-0.84%
Class A	-0.53%	1.87%	4.58%	4.68%	0.76%	-1.01%
Class C	-1.33%	1.11%	3.74%	3.94%	n/a	4.14%
Class A with Sales Charge	-5.28%	0.24%	3.57%	3.68%	0.27%	-1.32%
S&P 500 Total Return Index (1)	-18.11%	7.66%	9.42%	9.67%	n/a**	n/a**

*	Inception: 05/01/2007 (Class A & Inst.), 05/31/2016 (Class C). Prior to 12/5/2017, the Rational Tactical Return Fund was named the Rational Real Strategies Fund, which was managed by a different sub-advisor and implemented a different investment strategy.

**	S&P 500 TR Index not relevant to strategy prior to 12/5/2017 strategy change.

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

Summary

In another year as the Fund’s Sub Advisor, Warrington has continued to provide strong absolute and relative returns, while consistently managing market risks. We seek to continue asset growth as weak equity markets have highlighted the need for non-correlated assets. In volatile markets, Warrington ensures that risk management is paramount, while concurrently evaluating the risk/reward relationship of the opportunities presented by those volatile markets.

Sincerely,

Scott Kimple and Mark Adams

Portfolio Managers

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

[1]	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Tactical Return Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

5147-NLD-01262023

Rational Tactical Return Fund
PORTFOLIO REVIEW (Unaudited)
December 31. 2022

The Fund’s performance figures* for each of the periods ended December 31, 2022, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional	(0.30)%	4.80%	0.91%	(0.84)%	N/A
Class A	(0.53)%	4.58%	0.76%	(1.01)%	N/A
Class A with load	(5.28)%	3.57%	0.27%	(1.32)%	N/A
Class C	(1.33)%	3.74%	N/A	N/A	4.14%
S&P 500 Total Return Index (c)	(18.11)%	9.42%	12.56%	8.42%	11.65%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2022 prospectus, the total annual operating expense are 2.10% for Institutional Class shares, 2.35% for Class A shares and 3.06% for Class C shares before fee waivers and/or expense reimbursements, if any. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

Performance information for the period prior to December 5, 2017 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	Inception date is May 1, 2007 for Class A, Institutional and the benchmark.

(b)	Inception date is May 31, 2016 for Class C and the benchmark.

(c)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Asset Type ^	% of Net Assets
U.S. Treasury Bills	76.9%
Other/Cash & Equivalents	23.1%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Rational Advisors LLC | Ph: (646) 757-8063

Investor Update Q4 2022: Rational Dynamic Brands Fund (HSUAX | HSUCX | HSUTX)

2022: The Year When Business Fundamentals Did Not Matter

Dear Investors,

2022 was a very difficult year for investors. The year was filled with fear, uncertainty, and doubt around geopolitics, Fed Policy, rising rates, and high inflation across wages, rents, energy, agriculture, food, and services. Cross-asset volatility was persistently high as investors and traders focused on the macro environment over each corporations’ micro fundamentals. For investors of high quality, profitable growth companies, it was even more difficult as multiples re-rated across the board.

The Dynamic Brands fund returned -35.41% for 2022, a return we are quite disappointed with but one we feel was completely disconnected from the fundamentals of the businesses we own. For comparison purposes, the S&P 500 return for the year was -18.17% and the Russell 1000 Growth Index return was -29.14%. The Brands fund is managed to look very different than the broad market. Over the long-term, the fund should be expected to have heavy exposure to two of the best performing sectors going back many decades, Consumer Discretionary & Technology. It’s these two sectors where the most dominant, growth-oriented brands live. The Tech sector index return for 2022 was -28.26% and the Consumer Discretionary index had a difficult year at -37.1%. In addition, our overweight position to Real Assets and Private Equity leaders Blackstone and KKR were big detractors to performance. That said, we could not be more bullish about their prospects going forward. These companies have roughly $300 billion of dry powder to put to work across the globe so any further distress will have them buying great assets at cheaper prices. Defensive brands generally held up much better than high quality growth-oriented brands as money rotated to the perceived safety of staples, healthcare, and energy stocks. As we begin 2023, most of these stocks are much more expensive than their growth counterparts, generate much less free cash, and grow at a fraction of the more cyclical brands in the portfolio.

We have preached “wide lens investing” since our team took over the fund on 10/17/2017. Our flexible mandate allows us to invest across style boxes and geographies. After a very difficult 2022, it is worth reviewing our most key investment thesis – consumption in the global economy. The global economy is driven by household consumption, at roughly 60% of world GDP. That’s over $40 trillion in annual household spending, making this theme an ideal core equity choice. To assume a difficult year in the stocks of great businesses implies the theme is not investable would be a mistake. For perspective, the Brands Fund from inception 10/17/2021 to the peak of the Funds NAV on November 16, 2021 significantly outperformed the broad market as measured by the S&P 500 by about 500bps annualized. The cumulative return for the fund over this period was 137.9% versus 97.29% (source Ycharts). The fund had strong returns for the first four years and a difficult one year in 2022. When looking back in time, underperforming years for the top consumer & consumer-related tech brands tend to be wonderful buying opportunities. More on that later in this note.

Ironically, the actual businesses of the companies we own turned in solid years. With few exceptions, if one looked at the business success of our companies, they would have expected the stocks to have had a strong year of performance. The market has clearly been looking forward to a slower economic environment, courtesy of the Federal Reserve and our man-made inflation. Historically speaking, rising rates are not generally a problem for stocks but when the trajectory of the rates rising is as steep as it was in 2022, stocks struggle mightily.

36 N New York Avenue, Floor 3, Huntington, NY 11743	Rationalmf.com

Rational Advisors LLC | Ph: (646) 757-8063

Over the long-term, equity markets are positive roughly 80% of the time. That is a statistic worthy of holding on to in our opinion. History shows those that are willing to look through short-term noise and take advantage of large sales tend to get rewarded over time.

Consumer Sentiment has been poor the entire year. When the price of goods are higher than normal, that tends to happen. 2022 will go down as one of the worst years ever for 60/40 portfolios. Bonds and stocks were dreadful performers which means the average portfolio disappointed investors. As the chart below from KKR highlights, 2022 was on par with 2008 and the only back-to-back down year for the 60/40 portfolio was about 90 years ago (1930-1931).

Before 1977: Using S&P500, and 50% US T.Bond and 50% Baa Corp Bond (NYU Stern) for bonds. After 1977: Using S&P 500, and Barclays U.S. Aggregate for bonds. Assuming yearly rebalancing. *2022 return corresponds to annualized YTD return. Data as at October 31, 2022.

Though 2023 may continue to be volatile as project “Fed normalization” continues, we expect a much better portfolio outcome than what we experienced in 2022. Traditional fixed income offers attractive yields and the possibility of capital appreciation if a slowing economy brings down rates. High quality companies, with superior balance sheets and high operating margins are cheaper than they have been in a long time. As opportunists, we are excited to build bigger positions in our favorite global brands and we are increasingly comfortable navigating the inevitable volatility created by a Fed who has kept monetary policy easy for too long. Volatility is the friend of the long-term investor. This is not just an adage; it is timeless mental wiring for a successful investor.

To be clear, our crystal ball is no better than anyone else’s, and 2023 is different than 2019, the Fed is still not our friend, but they are moving much closer to the endpoint of their policy adjustments. With high inflation (coming down slowly), a historically hawkish Federal Reserve over-reacting, and the remnants of a 13 year “free money, zero interest rate” bonanza floating to the surface almost daily, why would anyone have a spring in their step and want to own stocks?

36 N New York Avenue, Floor 3, Huntington, NY 11743	Rationalmf.com

Rational Advisors LLC | Ph: (646) 757-8063

To answer that, I’ll use a quote from one of the most successful investors of all time, Stan Druckenmiller:

“It doesn’t matter what a company is earning today, or what they have earned in the past, you have to visualize the situation 18 months from now – that’s where the price will be.”

Dynamic Brands Take Advantage of Chaos.

Even the best public companies get dragged down when markets fall. Growth does not always happen in a linear fashion, sometimes the macro environment makes the growth a bit choppier. 2022 was the year where company multiples contracted because of higher rates and inflation. 2023 will be the year we all get to see who has a lasting and strong economic moat and who was simply riding a wave of free money and strong equity markets. As Buffet likes to say, we get to see who is naked when the tide goes out. The tide has been going out for a year now and we see zombie companies everywhere. When you traffic in high quality, profitable businesses, sleeping at night gets a lot easier.

When we look at our concentrated basket of top global brands, we feel confident in each business moat and in their ability to take market share because of strong balance sheets and high customer loyalty. Experiencing big drawdowns like we saw in 2022 is never fun, but it offers the opportunist a chance to build bigger positions in the highest conviction brands.

In our calls with our investors, one question rose to the top so we thought we would address it in the annual letter:

“Some of the most popular and best run brands have seen large drawdowns in 2022, has something changed or is this an opportunity?”

To answer this important question, one must separate the stock from the actual business. Public markets have become more casino-oriented than ever before so public market investors must stomach much more day-to-day volatility than the underlying businesses they own will ever experience. It’s during these times, when prices get disconnected from business fundamentals, that the opportunist must take advantage. In this spirit, I looked back at how some of the best brands in the world performed after a weak calendar performance to see if there were any patterns we could anchor to. As you might imagine, when great businesses have a big annual drawdown, generally, they tend to offer attractive returns for those that can stomach short-term volatility and who do not panic sell after the drawdown.

The Dynamic Brands Fund owns many of these great companies and we are analyzing a handful of others for future purchases.

We chose 20 popular, leading brands from the U.S. and other foreign markets for this exercise. The concept of buying more great companies when they go on sale is rewarded in most periods one could analyze. Here’s some data to back that thesis up:

36 N New York Avenue, Floor 3, Huntington, NY 11743	Rationalmf.com

Rational Advisors LLC | Ph: (646) 757-8063

Brand	All-time returns as of 12/31/2022	S&P 500 Return Same Period	2022 Return	Avg. Return in Negative Years	Number of Down Years Total	Fwd. Avg. Return Next 3 Cal. Years
Amazon	85660%	638%	-49.60%	-32.9%	8	56.10%
Apple	40840%	2120%	-26.40%	-28.1%	15	48.20%
Google (Alphabet)	3420%	414%	-39.09%	-20.3%	4	36.17%
Estee Lauder	3650%	978%	-32.32%	-22.1%	7	24.40%
Intuit	16080%	1400%	-39.11%	-36.0%	5	29.57%
Nike	21270%	2110%	-29.04%	-26.1%	9	32%
LVMH	2690%	534%	-10.87%	-16.0%	6	26.50%
Lululemon	2190%	241%	-18.16%	-27.40%	5	71.30%
Microsoft	94470%	2115%	-28.02%	-19.60%	9	30%
Domino’s Pizza	5320%	399.70%	-37.88%	-35.0%	3	38%
Costco	6240%	2124%	-19.06%	-21.0%	8	13.50%
Target	5240%	2122%	-34.27%	-19.0%	15	26.00%
Williams-Sonoma	4680%	2110%	-30.48%	-27.9%	12	36.10%
TenCent Holdings China	3002%	436%	-25.31%	-20.0%	4	38.00%
Mercado Libre Latin America	2960%	258%	-37.24%	-25.0%	6	65%
Thermo Fisher	6650%	2110%	-17.30%	-22.50%	15	33.40%
Lowe’s	30230%	2110%	-21.50%	-18.40%	15	18.70%
Accenture	1970%	498%	-34.70%	-16.50%	5	24.00%
Nvidia	38720%	380.60%	-50%	-39.70%	7	49.70%
Netflix	24550%	428.20%	-51%	-35.60%	5	68.70%

Data source: Morningstar, Ycharts & Accuvest Global Advisors.

The green vertical column shows how each leader performed since going public. The next column shows how the S&P 500 performed over the same period. The next column shows the 2022 stock return. Moving right, the next column shows the average negative return in all years the stock had a negative calendar year. Next, we show how many negative calendar years each brand had since inception. The last column is the most important; we average the 3 calendar years following a negative year to highlight any potential opportunities after a poor return year. The future does not have to look like the past, but there seems to be a willingness on the part of buyers to step-in and own great companies after negative years. The most important thing to remember; even the greatest companies do not go up every year, sometimes they even go down two years in a row but for those with duration, big sale years have tended to offer strong buying opportunities. Exceptional long-term returns can only be created if investors stay the course. Their experience can be amplified when they become opportunists in a sea of pessimism.

The Brands Portfolio

The current Dynamic Brands portfolio continues to be described as a high conviction basket of iconic brands. In times of uncertainty, less companies will thrive, less companies have sustainable pricing power and less companies have strong end-demand. Being more concentrated in our investment process and using a scalpel versus a shovel continues to be warranted.

36 N New York Avenue, Floor 3, Huntington, NY 11743	Rationalmf.com

Rational Advisors LLC | Ph: (646) 757-8063

If markets get meaningfully weaker sometime in 2023, we expect to pivot from a more concentrated approach and into a more broadly diversified portfolio to gain more exposure to attractive sectors and industries on sale.

We have our wish list ready, and we will take advantage of irrational markets for the benefit of clients. Here’s a snapshot of the brands portfolio as we start 2023. The holdings can change without notice as general market conditions evolve:

In aggregate, this continues to be a very high-quality portfolio with attractive sales and earnings growth projections and one that is filled with free cash flow generators that have strong histories of compounding those investments at a highly attractive rate. The portfolio of brands has strong pricing power, high brand love, and generates strong free cash flows, which can be used for buybacks, dividend payments, and future growth initiatives. As owners of this portfolio ourselves, we sleep very well at night no matter what the macro market brings.

We urge you to begin building your cost averaging strategy, the current opportunities are strong, and any further weakness simply offers wide-lens investors even better entry points.

36 N New York Avenue, Floor 3, Huntington, NY 11743	Rationalmf.com

Rational Advisors LLC | Ph: (646) 757-8063

We thank you for your loyalty to the Rational Dynamic Brands Fund and for appreciating the value of investing in the $40+ trillion global consumption theme through the brands that make a difference in all our lives. Investing in the brands that build innovative and necessity-based products and services is a timeless approach to long-term investing.

As of December 31, 2022, the Fund’s top 10 holdings were:

Blackstone	11.8%
KKR & Co	9.1%
Lululemon	5.0%
Visa	4.9%
LVMH Moet Hennessy	4.9%
Thermo Fisher Scientific	4.8%
Mastercard	4.5%
Nike	4.2%
Microsoft	4.0%
Apple	4.0%

Number of holdings: 27 Brands

% of assets in Top 10 holdings: 28.14%

Sector Allocations (vs. S&P500):

Sector	HSUTX	SPY	+/-
Consumer Discretionary	33.05	9.77	23.27
Financials	21.02	11.63	9.39
Communication Services	8.36	7.26	1.1
Energy	5.98	5.21	0.77
Consumer Staples	7.4	7.17	0.23
Not Classified	0.02	0.41	-0.39
Real Estate	0	2.69	-2.69
Materials	0	2.73	-2.73
Utilities	0	3.17	-3.17
Information Technology	19.27	25.66	-6.39
Industrials	0	8.52	-8.52
Health Care	4.9	15.77	-10.87

36 N New York Avenue, Floor 3, Huntington, NY 11743	Rationalmf.com

Rational Advisors LLC | Ph: (646) 757-8063

YTD RETURNS

HSUTX: -35.41%

SPY (S&P500 ETF): -18.17%

XLY (S&P500 Consumer Discretionary ETF): -36.27%

TOP CONTRIBUTORS YTD:

Brand	Average Weight %	Return	Contribution to Return
Exxon Mobil	1.68%	18.28%	0.59%
Chevron	1.52%	14.16%	0.43%
Mastercard	2.52%	1.89%	0.25%
Meta Platforms	0.19%	12.76%	0.11%
Booking Holdings	0.02%	7.09%	0.07%
Domino’s Pizza	0.37%	5.64%	0.07%
Thermo Fisher	2.25%	1.98%	0.05%
Spotify	0.09%	11.12%	0.05%
Ferrari	0.50%	1.34%	0.04%
Deckers Outdoor	0.13%	4.09%	0.04%

TOP DETRACTORS YTD:

	Average		Contribution to
Brand	Weight %	Return	Return
Blackstone	11.47%	-39.97%	-4.41%
Restoration Hardware	4.12%	-50.15%	-3.65%
Netflix	1.36%	-70.59%	-3.25%
KKR & Co	6.92%	-37.01%	-2.20%
Expedia Group	1.96%	-50.51%	-2.16%
Amazon.com	4.21%	-49.62%	-2.13%
Alphabet	4.07%	-39.09%	-1.61%
NVidia	1.82%	-31.51%	-1.56%
Tesla	2.08%	-58.46%	-1.47%
Nike	4.23%	-29.04%	-1.38%

PERFORMANCE ATTRIBUTION ANALYSIS:

Positive Attribution Effects (vs. S&P500):

●	Underweight Allocation to Technology

●	Underweight Allocation to Communications

●	Overweight Allocation to Cash

●	Overweight Allocation to Financials

●	Security Selection within Consumer Discretionary

●	Security Selection within Energy

36 N New York Avenue, Floor 3, Huntington, NY 11743	Rationalmf.com

Rational Advisors LLC | Ph: (646) 757-8063

Negative Attribution Effects:

●	Overweight Allocation to Consumer Discretionary

●	Security Selection within Financials

●	Underweight Allocation to Healthcare

●	Underweight Allocation to Industrials

●	Underweight Allocation to Energy

●	Underweight Allocation to Materials

●	Security Selection within Communications

●	Security Selection within Technology

Reminder: the holdings and allocation weights will change over time according to the opportunities we see in the marketplace. Fund holdings are subject to change and should not be considered investment advice.

Sincerely,

The Accuvest Dynamic Brands Team: Eric Clark, Dave Garff, James Calhoun

Previous Strategy

Share Class/Benchmark	YTD	1 Year	3 Years	Since 10/16/17[1]	5 Years	10 Years	Since Inception*
Class l	-35.41	-35.41	2.56	7.48	6.66	7.07	9.40
S&P 500 TR Index	-18.11	-18.11	7.66	10.06	9.42	12.56	10.03
Class A	-35.58	-35.58	2.27	7.19	6.41	6.78	9.12
Class Aw/ Sales Charge	-38.64	-38.64	0.63	6.19	5.38	6.27	8.86

* Inception: 09/27/2002

The maximum sales charge for Class “A” Shares is 4.75%. In the case of investments of $1 million or more (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (CDSC) may be assessed on shares redeemed within two years of purchase. The gross expense ratios were 1.75%, 2.69%, and 1.46% for the Class A, C, and I share, respectively per the recent prospectus. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call 800-253-0412 or visit www.RationalMF.com.

There is no assurance that the Fund will achieve its investment objective

Important Risk Considerations:

Investing in the Fund carries certain risks. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. These factors may

36 N New York Avenue, Floor 3, Huntington, NY 11743	Rationalmf.com

Rational Advisors LLC | Ph: (646) 757-8063

affect the value of your investment. Investments in international markets present special risks including currency fluctuation, the potential for diplomatic and political instability, regulatory and liquidity risks, foreign taxations and differences in auditing and other financial standards. Risks of foreign investing are generally intensified for investment in emerging markets. Emerging market securities tend to be more volatile and less liquid than securities traded in developed countries.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Rational Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (800) 253-0412 or at www.RationalMF.com. The prospectus should be read carefully before investing. The Rational Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Rational Advisors, Inc. is not affiliated with Northern Lights Distributors, LLC.

1171-NLD-02032023

36 N New York Avenue, Floor 3, Huntington, NY 11743	Rationalmf.com

Rational Dynamic Brands Fund
PORTFOLIO REVIEW (Unaudited)
December 31. 2022

The Fund’s performance figures* for each of the periods ended December 31, 2022, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional	(35.41)%	6.66%	7.07%	9.40%	N/A
Class A	(35.58)%	6.41%	6.78%	9.12%	N/A
Class A with load	(38.64)%	5.38%	6.27%	8.86%	N/A
Class C	(36.02)%	5.63%	N/A	N/A	4.15%
S&P 500 Total Return Index (c)	(18.11)%	9.42%	12.56%	10.03%	10.67%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2022 prospectus, the total annual operating expense are 1.10% for Institutional shares, 1.37% for Class A shares and 2.08% for Class C shares before fee waivers and/or expense reimbursements, if any. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

Performance information for the period prior to October 17, 2017 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	Inception date is September 27, 2002, for Class A, Institutional and the benchmark.

(b)	Inception date is January 2, 2014 for Class C and the benchmark.

(c)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Asset Management	22.0%
Apparel & Textile Products	13.3%
Retail - Discretionary	11.5%
Technology Services	11.4%
Internet Media & Services	8.8%
Oil & Gas Producers	6.3%
E-Commerce Discretionary	5.6%
Medical Equipment & Devices	5.1%
Technology Hardware	4.5%
Software	4.3%
Other/Short-Term Investments	7.2%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

unaudited

December 31, 2022

Rational Strategic Allocation Fund (RHSAX, RHSCX, RHSIX)

Dear Fellow Shareholders,

The Rational Strategic Allocation Fund (the “Fund”) seeks current income and moderate appreciation of capital by implementing a distinct “index plus” strategy that provides investors exposure to a non-traditional fixed income portfolio with an S&P 500 Index equity overlay. During 2022, the Fund returned -28.04% for Class A compared to the S&P 500 Total Return Index 1 which returned -18.11%. Given the difficult market environment the Fund lagged as a result of its allocations to futures contracts on the S&P 500 Index and fixed income funds.

Investment Strategy

The Fund invests in a portfolio of futures contracts on the S&P 500 Index and income-oriented mutual funds typically representing non-traditional fixed income asset classes. We select underlying funds using a fundamental research process, including a top-down analysis of market conditions and investment category historical performance during various market conditions. We also perform a bottom-up analysis of each potential fund for investment, including investment allocations, investment valuations and characteristics, positioning, historical performance during various market conditions and each fund’s portfolio manager’s outlook. The Fund typically maintains 70% to 100% notional exposure to the S&P 500 Index and 70% to 100% notional exposure to the fixed income portfolio.

Fund Performance

During 2022, the Fund returned -28.04% (Class A) compared to -18.11% for the S&P 500 Total Return Index. The Fund performed in-line with our expectations in the volatile and adverse market conditions during the year. Our equity exposure obtained through allocations to futures contracts on the S&P 500 Index performed how we expected throughout the year. Our allocation to non-traditional fixed income funds was an additional source of negative performance and contributed to the Fund’s overall underperformance as compared to the S&P 500 TR Index. Throughout 2022, we were able to maintain our targeted notional exposure of 70% to 100% to the S&P 500 Index.

2022 was the worst performing year for the traditional “60/40” portfolio (60% in equities and 40% in bonds) in the last 45 years. In a year as difficult as 2022 where equities and fixed income were both down over double digits, this is how we would expect the Fund to perform. In looking a bit deeper into the two sections of the Fund, our S&P 500 futures contracts served its purpose and performed roughly in-line with the S&P 500 Total Return Index. In terms of the fixed income sleeve, our non-traditional holdings returned -7.12% in 2022, outperforming the Bloomberg U.S. Agg Index by close to over 580 bps.

The majority of the holdings performed to our expectations given the challenging market environment. The top performing funds held in the portfolio during 2022 were: Rational Special Situations Fund (RFXIX -0.85%) and Catalyst/CIFC Floating Rate Income Fund (CFRIX -2.34%). The weakest performing fund held in the portfolio during 2022 was: AlphaCentric Income Opportunities Fund (IOFIX -21.68%).

The Fund’s total annualized returns through December 31, 2022 as compared to the S&P 500 Total Return Index were as follows:

	1 Year	3 Years	5 Years	Since Inception (07/30/09)
Class A	-28.04%	-2.45%	0.25%	4.29%
Class A with Sales Charge	-31.43%	-4.02%	-0.72%	3.91%
S&P 500 Total Return Index (1)	-18.11%	7.66%	9.42%	12.87%

The Fund’s maximum sales charge for Class “A” shares is 4.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information or the Fund’s prospectus please call the Fund, toll free at 1-800-253-0412. You can also obtain a prospectus at www.RationalMF.com.

The views expressed in this letter were those as of December 31, 2022 and may not necessarily reflect views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Fund’s present investment methodology and do not constitute investment advice.

Sincerely,

David Miller

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

[1]	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Strategic Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

5168-NLD-01312023

Rational Strategic Allocation Fund
PORTFOLIO REVIEW (Unaudited)
December 31. 2022

The Fund’s performance figures* for each of the periods ended December 31, 2022, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional	(27.87)%	0.48%	N/A	N/A	2.87%
Class A	(28.04)%	0.25%	3.31%	4.29%	N/A
Class A with load	(31.43)%	(0.72)%	2.80%	3.91%	N/A
Class C	(28.55)%	(0.51)%	N/A	N/A	1.87%
S&P 500 Total Return Index (c)	(18.11)%	9.42%	12.56%	12.87%	11.65%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2022 prospectus, the total annual operating expense are 2.21% for Institutional shares, 2.57% for Class A shares and 3.34% for Class C shares before fee waivers and/or expense reimbursements, if any. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

Performance information for the period prior to December 13, 2019 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	Inception date is July 30, 2009 for Class A and the benchmark.

(b)	Inception date is May 31, 2016 for Class C, Institutional and the benchmark.

(c)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Top Holdings by Asset Type ^	% of Net Assets
Fixed Income	71.9%
Alternative	11.7%
Other/Short-Term Investments	16.4%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s total investments.

unaudited

December 31, 2022

Rational/ReSolve Adaptive Asset Allocation Fund (RDMAX, RDMCX, RDMIX)

Dear Shareholders,

The Rational/ReSolve Adaptive Asset Allocation Fund (“the Fund”) commenced trading on March 16th, 2018, when ReSolve Asset Management officially replaced the previous manager as sub-advisor.

ReSolve’s Adaptive Asset Allocation1 methodology uses proprietary quantitative and machine learning innovations that emphasize characteristics such as, but not limited to, total return momentum, trends, seasonal patterns, carry measures, mean reversion and others, while simultaneously maximizing diversification based on changing estimates of volatility and correlations across a global universe of futures markets consisting of stock and bond indices, commodities, and currencies.

Portfolio Review

The strategy experienced two very distinct semesters in 2022, with strong returns between January and June, driven by the alpha portion of the strategy, offset by a challenging second half of the year for both the alpha and beta sleeves.

Energies provided the best source of positive returns, led by long positions in gasoline, heating oil, natural gas and diesel. Despite detracting from performance in the second semester, the sector sidestepped huge losses experienced in these markets via tight risk controls and agile portfolio rebalancing.

Metals also delivered important gains, stemming primarily from short exposure to copper. Silver offered opportunities for profits from both long and short positions, while long platinum also contributed to performance.

Grains were the other meaningful positive contributors, with longs in corn, soybeans and bean oil, and short wheat.

Bonds were by far the largest detractors, primarily from long exposure to the German sovereign complex (especially the long-duration Buxl), while short 5- and 10-year Treasuries offered important offsetting gains.

Softs also struggled, with losses from long coffee and cocoa, and cotton (both long and short).

Equity indices also contributed negatively, primarily from long positions in the Japanese Nikkei, Dutch AEX and Italian MIB. Profitable shorts in the S&P 500 and German DAX, and active trading in the British FTSE offered a partial counterbalance.

Currencies suffered in the second half from short exposure to the Japanese Yen, Australian Dollar, and Swiss Franc, though active trading in the Euro and long Kiwi Dollar provided some gains.

[1]	An 11-year track record for the AAA methodology is available upon request.

Figure 1. 2022 Return Attributions

Sector	1st Semester	2nd Semester	2022
Bonds	-2.2%	-3.3%	-5.5%
Currencies	0.5%	-2.5%	-2.1%
Energies	7.6%	-1.4%	6.0%
Grains	2.0%	-1.2%	0.8%
Indices	-0.8%	0.1%	-0.8%
Volatility	-0.1%	-0.1%	-0.2%
Meats	0.0%	0.0%	0.0%
Metals	3.3%	-0.8%	2.4%
Softs	-1.7%	-1.6%	-3.3%

Total	8.6%	-10.8%	-3.1%

Past performance is not indicative of future results.

Note: Results may differ due to rounding. Performance is expressed in USD. Strategy attribution is a best-efforts approximation, net of all applicable borrowing costs, fees and fund accruals for the period. Indicated returns of one year or more are annualized.

The Fund’s total annualized returns through December 31, 2022 as compared to the BarclayHedge CTA Index4 and the S&P 500 Total Return Index5 were as follows:

	1 Year	3 Years	5 Years	10 Years	Since Inception [2]
Class I	-3.06%	2.78%	3.48%	5.72%	5.82%
BarclayHedge CTA Index [4]	7.46%	5.97%	3.92%	2.33%	4.39%
S&P 500 Total Return Index [5]	-18.11%	7.66%	9.42%	12.56%	9.67%
Class A	-3.30%	2.52%	3.22%	5.45%	5.56%
Class C	-4.01%	1.77%	2.46%	4.69%	4.78%
Class A w/ Sales Charge	-8.84%	0.52%	2.01%	5.45%	5.56%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month- end performance information please call the Fund, toll free at 1-800-253-0412.

The Fund acquired all of the assets and liabilities of Chesapeake Fund, LLC (the “Predecessor Fund”) in a tax free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional Shares of the Fund. At the time of the reorganization, the Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Effective February 27, 2018, the Fund’s investment strategy changed, and a new Sub Advisor replaced the prior sub-advisor. Consequently, prior performance may not reflect the Fund’s current operations.

General Market Review

2022 was shaped by global tectonic shifts on several fronts including the economy, finance, geopolitics, and societies at large, in what many believe to be the early stages of a major paradigm shift which effects are likely to last several years. Led by the Federal Reserve, central banks around the world have begun to unwind their balance sheets and raise interest rates to fight inflationary pressures that reached multi-decade highs. Tightening liquidity led to the heaviest capital market losses since the 2007-2009 Great Financial Crisis, with an estimated USD $30 trillion3 wiped out across global stocks and bonds.

Global equities experienced huge losses, led by double-digit declines in major US equities. Sovereigns had their worst year in living memory, with the longest duration bonds falling between 20 and almost 40 percent on both sides of the

[3]	https://www.ft.com/content/87ed8ea6-4913-4452-9135-498040ad338f

Atlantic. The US dollar strengthened against its major peers but depreciated against some important emerging market currencies. Industrial metals fell, though precious metals proved more resilient, helped by a large rebound in December. Most energies, grains, and several soft commodities saw enormous price increases on extremely volatile trading: heating oil and gasoil practically doubled, while crude oil, RBOB, corn, milling wheat, soybeans, and sugar rose by double-digits.

The first semester was marked by the regrettable invasion of Ukraine by Russian forces in the final week of February, marking the start of the largest conflict on European soil in decades. Though many believed it would be a quick victory for the invading forces, they were met with fierce and heroic opposition by Ukrainian military and civilian forces. The U.S. and NATO allies responded with tens of billions of dollars in military and economic aid, as well as the largest sanctions in history against the Russian regime, including the freezing of approximately two-thirds of Russia’s central bank assets and cutting banks’ access to the international SWIFT system.

The first few months of the war also had profound consequences on commodity prices, from energies to crops such as corn, soybeans and especially wheat, as much of the fighting has taken place in a region commonly referred to as Europe’s breadbasket. In addition to worsening inflation across the globe, the conflict also continues to threaten the availability of fertilizers, with huge implications for food security – especially in poorer countries. As of this writing, neither side has signaled an intention to sue for peace, though a UN-brokered agreement has allowed grains to be shipped from ports in the Black Sea.

China’s zero-Covid policy was another important variable, disrupting the supply of large amounts of export goods and drastically curbing demand from one of the largest consumer markets. Following the reappointment of Xi Jinping to an unprecedented third term as president (essentially cementing lifetime leadership) and amid growing protests across many regions, the country began to relax restrictions and reopen its borders.

Outlook

The Bank of Japan’s decision to widen the interest rate band under its yield curve control (YCC) policy in December weighed on global markets and contributed to the cancellation of equities’ ‘Christmas rally’, increasing the opportunity cost for one of the world’s largest exporters of capital and further fueling a recent dynamic referred to by some as a ‘reverse currency war’. The European Central Bank warned of ’significantly’ more to come after raising interest rates once again in its latest meeting, likely setting the tone for the new year.

On the geopolitical front, a successful counteroffensive by Ukrainian forces recaptured large swathes of territory while raising fears that the conflict could escalate further (and even lead to the use of nuclear weapons). Deglobalization was one of the major themes of 2022, with several events compounding towards this dynamic: the weaponization of the U.S. dollar and other precedents set by sanctions; the U.S.’ decision to ban exports of advanced semiconductors (and the technology to produce them) to China; the ‘reshoring’ of critical supply-chains away from would-be adversaries; and the deterioration of U.S.-Saudi relationships stand out.

A new global order seems to be emerging, where U.S. hegemony gives way to a more fractured, multi-polar world. This would have profound implications for growth, inflation, liquidity, and by extension asset prices worldwide. It is likely that traditional stock-bond portfolios, which have thrived beyond most investors’ wildest dreams in the previous regime, will face great challenges in the coming years.

Sincerely,

ReSolve Asset Management SEZC (Cayman)

Trading Adviser

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

[2]	Inception: Institutional 02/01/1994, Class A & C 09/30/2016. Performance shown before 09/30/2016 is for the Fund’s predecessor, the Rational Dynamic Momentum Fund.

[4]	The Barclay Hedge CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 510 programs included in the calculation of the Barclay CTA Index for 2020. The Index is equally weighted and rebalanced at the beginning of each year.

[5]	The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Rational Adaptive Asset Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

6041-NLD-01312023

Rational/ReSolve Adaptive Asset Allocation Fund
PORTFOLIO REVIEW (Unaudited)
December 31. 2022

The Fund’s performance figures* for each of the periods ended December 31, 2022, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional (c)	(3.06)%	3.48%	5.72%	N/A	5.82%
Class A	(3.30)%	3.22%	N/A	2.68%	N/A
Class A with load	(8.84)%	2.01%	N/A	1.71%	N/A
Class C	(4.01)%	2.46%	N/A	1.95%	N/A
S&P 500 Total Return Index (d)	(18.11)%	9.42%	12.56%	11.59%	9.67%
Barclay Hedge CTA Index (e)	7.55%	3.93%	2.34%	3.05%	4.39%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2022 prospectus, the total annual operating expense are 2.26% for Institutional shares, 2.45% for Class A shares and 3.27% for Class C shares before fee waivers and/or expense reimbursements, if any. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 5.75%.

Performance information for the period prior to February 27, 2018 does not reflect the Fund’s current strategy and the Fund’s portfolio was not managed by the Fund’s current Sub-Advisor.

(a)	Inception date is September 30, 2016 for Class A, Class C and the benchmarks.

(b)	Inception date is February 28, 1994 for Institutional and the benchmarks.

(c)	The Fund acquired all of the assets and liabilities of Chesapeake Fund LLC (the “Predecessor Fund”) in a tax-free reorganization on September 30, 2016. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund. At the time of the reorganization, the Fund’s investment objective, policies and guidelines were, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on February 28,1994. Updated performance information is available at no cost by calling 1-800-253-0412 or visiting the Fund’s website at www.RationalMF.com.

(d)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(e)	The Barclay Hedge CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Type ^	% of Net Assets
U.S. Treasury Bills	64.1%
Other/Cash & Equivalents	35.9%
100.0%

^ Does not include derivatives in which the Fund invests.

Please refer to the Consolidated Schedule of Investments for a more detailed breakdown of the Fund’s assets.

unaudited

December 31, 2022

Rational/Pier 88 Convertible Securities Fund (PBXAX, PBXCX, PBXIX)

Dear Fellow Shareholders,

2022 has been a challenging market for equity and bond investors. Throughout the year, corporate earnings reports were generally as expected across industries and market caps, but markets focused on inflation, rising interest rates, and heightened geopolitical risks. The recent volatility in the markets has showcased the need for rigorous risk management.

The Rational/Pier 88 Convertible Securities Fund (the “Fund”) seeks total return consisting of capital appreciation and income by investing primarily in convertible securities, which offer equity participation with the added benefit of a bond floor component. The Fund maintains an average investment grade rating with the goal of providing additional downside risk management. Solid risk management and diligent portfolio management helped the Fund mitigate some of the market volatility in 2022. The sell-off in growth stocks has resulted in the convertibles of many secular growth businesses trading below par, which we view as an opportunity for longer-term investors. Moreover, the Fund seeks to provide a way for investors to gain exposure to high quality secular growth companies with less downside than a traditional equity portfolio with similar names.

In our view, the Fund has proven more defensive than the equity markets during the year given that convertibles are higher in the capital structure for companies and offer some fixed income characteristics. Moreover, the Fund has outperformed the Morningstar Convertible Index and Morningstar Convertible Security Peers, which we would attribute to a strong risk management process, and a general focus on companies of higher credit quality.

In analyzing the risk appetite of investors, we think a review of fixed income returns is informative. The table below details year-to-date performance for a group of fixed income asset classes we routinely review.

Ticker	Index	YTD Performance through 12/31/22
LGTRTRUU Index	Global Aggregate - Treasuries	-17.4734%
LUMSTRUU Index	U.S. Mortgage Backed Securities	-11.8106%
LG30TRUU Index	Global High Yield	-12.7052%
LEGATRUU Index	Global Aggregate	-16.2485%
LF98TRUU Index	U.S. Corporate High Yield	-11.1886%
LD08TRUU Index	U.S. Aggregate: Government-Related	-11.0857%
LUATTRUU Index	U.S. Treasury	-12.4627%
LBEATREU Index	Euro-Aggregate	-17.1750%
LC07TRUU Index	U.S. Universal	-12.9924%
LBUSTRUU Index	U.S. Aggregate	-13.0103%
EMUSTRUU Index	EM USD Aggregate	-15.2612%
LP06TREU Index	Pan-Euro Aggregate	-18.9335%
LF94TRUU Index	Global Inflation- Linked	-22.9489%
LUGCTRUU Index	U.S. Gov/Credit	-13.5761%
LGDRTRUU Index	Global Aggregate - Credit	-16.9623%
LUACTRUU Index	U.S.Corporate Investment Grade	-15.7616%
VX5C Index	All US IG With Cap 5%	-6.2584%
VXAO Index	U.S. Conv Index	-18.7090%

Source: Bloomberg

The Fund’s performance compares favorably to many of the above fixed income categories over the past year.

On a go forward basis, we believe that the Fund offers a compelling risk/reward from current levels as the convertible bonds of many growth companies are now trading below par and close to a theoretical bond floor.

The following chart of secular growth companies held in the Fund as of December 31, 222 is illustrative.

Sector	Company Focus	% of Par
Technology	Big Data & Analytics	83%
Technology	Document Management Software	94%
Technology	Cyber Security	83%
Technology	Real-time Pricing Software	92%
Technology	Machine Learning & Artifical Intelligence	84%
Fin Tech	Payments	94%
Consumer	Digital Education	78%
Consumer	E-commerce	87%
Consumer	On-line Travel	86%
Healthcare	Medical Device	97%

Source: Bloomberg & Pier 88

The chart details 10 convertible bonds of companies levered to multi-year secular growth opportunities in the Technology, Fin Tech, Consumer, and Healthcare sectors where the bonds are trading at a discount to par. Given the below par prices, we believe downside from current levels ought to be fairly limited, unless the companies experience dramatic deterioration of business fundamentals. Assuming the business trends remain stable, it is our view that each of the above bonds should trade at least back to par as the issues mature. If the market begins to favor growth stocks over value stocks and the equities re-rate higher, then we believe the convertible bonds of these companies can trade above par. In our view, convertible bonds, like the examples above, are a defensive way to gain exposure to secular growth companies.

Every industry sector has seen a decline in 2022, with the exception of Energy and Utilities. Energy stocks rallied as the price of oil increased due to numerous factors, including increased demand from a re-opening economy, a lack of refining capacity, the conflict in Ukraine and disruption of European energy markers, and supply shocks in the U.S. due to new Federal policies. Other than the Energy Sector, markets were volatile due to concerns over inflation and a possible recession. We remained underweight in these high premium names, as in our view, a recession would ultimately cause the Energy Sector to buckle as well. Utilities, known as a defensive sector, eked out modest gains this year as investors gravitated toward defensive business models with stable dividends. Other sectors did not fare so well.

The decline in equity prices weighed on the prices of convertible bonds which impacted the performance of positions in the Fund. Companies were not reporting poor fundamentals or missing numbers; rather, most of our companies delivered earnings and outlooks which met or exceeded Street expectations; nevertheless, many positions sold off, which we attribute to multiple compression.

The following breakdown of S&P sector performance is informative.

2022 S&P 500 Return Attribution
	Weight		Basis points
	at start	2022	of S&P 500
Sector	of 2022	return	return
Energy	3%	66%	176 bp
Utilities	2	2	4
Cons. Staples	6	(1)	(4)
Health Care	13	(2)	(26)
Materials	3	(12)	(31)
Industrials	8	(5)	(43)
Real Estate	3	(26)	(72)
Financials	11	(11)	(113)
Comm. Services	10	(40)	(405)
Cons. Discretionary	13	(37)	(464)
Info Tech	29	(28)	(822)
S&P 500	100%	(18)%	(1811) bp

Source: Goldman Sachs; FactSet

As the chart above details, Energy was the one bright spot this year as fears of constrained supplies of oil helped drive up the price of oil and highly correlated stocks of energy companies. We think the performance of the Discretionary, Technology and Communication Services sectors is more telling. Recessionary-like price declines of these sectors happened without what we have historically viewed as a typical 30% corresponding decline in earnings. On the contrary, most of the companies in these sectors grew revenue and earnings this year. We believe the multiple compression is tied to a general fear of the prospect of future slower growth and negative revisions. The convertible bonds protected as the equities sold off.

Fixed income markets in general provided no safety as bonds sold off in response to inflation fears. Bonds typically are exposed to interest rate, credit, liquidity, and market risks. This year’s volatility was more a reflection of interest rate and market risk than credit risks. Convertibles and the Fund share risk of market exposure but our active management aims to mitigate credit and liquidity risk.

Pier 88 seeks to employ a “balanced” approach to managing the convertible bond asset class. We endeavor to take a balanced view of risk versus reward. The team is cognizant that all investments present a plethora of risk including macroeconomic, market and idiosyncratic. Our portfolio remains diversified from a sector, market cap, and style perspective. We remain bullish on the fundamentals underlying many of our companies; we believe our secular growth stories have years to expand their business, while our blue-chip franchises are well capitalized and possess the stability to fund their yields.

The Rational/Pier 88 Convertible Securities Fund delivered strong positive returns in 2020 and 2021 and has offered downside protection during the fixed income and equity market declines in 2022. On a multi-year basis, the Fund has outperformed the broad fixed income index (the Barclays US Aggregate Bond Index), as well as a variety of other fixed income categories and Morningstar Convertible Peers. The majority of the holdings performed to our expectations and the Fund benefitted from rigorous security selection and solid risk management. We believe investing on behalf of others is a privilege we must earn everyday through adherence to a disciplined investment process. Thank you for your support.

Sincerely,

Frank Timons

Portfolio Manager

The Fund’s total annualized returns through 12/31/22 as compared to its benchmark were as follows:

	QTD	1 Year	3 Years	Since Inception (12/06/19) *
Class I	4.35%	-10.82%	4.79%	7.21%
Class A	4.28%	-11.04%	4.60%	6.98%
Class C	4.19%	-11.63%	3.90%	6.22%
Class A with Sales Charge	-0.63%	-15.28%	2.91%	6.10%
S&P 500 TR Index	7.56%	-18.11%	7.66%	10.64%
ICE BofA Investment Grade US Convertible 5% Constrained Index	4.16%	-6.25%	4.12%	8.42%
Bloomberg US Aggregate TR Index (1)	1.87%	-13.01%	-2.71%	0.57%

*	Inception: 03/01/2017. The performance shown prior to December 6, 2019 is that of the Predecessor Fund, which reflects all of the Predecessor Fund’s actual fees and expenses adjusted to include any fees of each share class.

S&P 500 is the primary benchmark.

Maximum sales charge for Class A is 4.75%. Maximum Deferred Sales Charge of 1.00% on Class C Shares applies to shares sold within 12 months of purchase. As of the Fund’s current prospectus dated May 1, 2022, the Fund’s Total Annual Fund Operating Expenses, before any fee waiver and/or expense reimbursement, are 1.17%, 1.35%, and 2.10% for I, A, and C shares, repsectively per the recent prospectus. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Results shown reflect the waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. To obtain the most recent month end performance information or the Fund’s prospectus please call 800-253-0412 or visit www.RationalMF.com.

Past performance is not a guarantee of future results.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Rational Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (800) 253-0412 or at www.rationalmf.com. The prospectus should be read carefully before investing. The Rational Funds are distributed by Northern Lights Distributors, LLC member FINRA/ SIPC. Rational Advisors, Inc. is not affiliated with Northern Lights Distributors, LLC.

Risk Considerations

Investing in the Fund carries certain risks. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds; the Fund is subject to concentration risk. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest risk, and common stocks. A portion of the Fund’s convertible securities may be rated below investment grade. Exchangeable and synthetic convertible securities may be more volatile and less liquid than traditional convertible securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Lower rated fixed-income securities are subject to greater risk of loss of income and principal than higher-rated securities. The prices of lower rated bonds are likely to be more sensitive to adverse economic changes or individual corporate developments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. Credit risk is the risk that the issuer of a security will not be able to make principal and interest payments when due. These factors may affect the value of your investment.

The Fund commenced operations by acquiring all of the assets and liabilities of Lake Como Convertible Bond Fund, L.P. (the “Predecessor Fund”) in a tax-free reorganization on December 6, 2019 (the “Reorganization”). In connection with the Reorganization, investors in the Predecessor Fund received Institutional Shares of the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Fund. However, the Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act or Subchapter M of the Internal Revenue Code that, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. The Fund’s Sub-Advisor was the investment adviser to the Predecessor Fund.

[1]	Bloomberg US Convertibles TR Index: An index used to represent the U.S. convertible bond asset class.

1135-NLD-01272023

Rational/Pier 88 Convertible Securities Fund
PORTFOLIO REVIEW (Unaudited)
December 31. 2022

The Fund’s performance figures* for each of the periods ended December 31, 2022, compared to its benchmarks:

		Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	Since Inception(a)	Since Inception(b)
Institutional (c)	(10.82)%	6.97%	N/A	7.21%
Class A	(11.04)%	6.74%	5.07%	N/A
Class A with load	(15.28)%	5.70%	3.41%	N/A
Class C	(11.63)%	6.01%	4.38%	N/A
S&P 500 Total Return Index (d)	(18.11)%	9.42%	8.46%	10.38%
Bloomberg US Convertible TR Index (e)	(18.90)%	8.90%	9.12%	9.51%
ICE BofA Investment Grade U.S. Convertible 5% Constrained Index (f)	1.47%	1.27%	0.74%	1.22%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2022 prospectus, the total annual operating expense are 1.17% for Institutional shares, 1.35% for Class A shares and 2.10% for Class C shares before fee waivers and/or expense reimbursements, if any. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is December 6, 2019 for Class A, Class C and the benchmark.

(b)	Inception date is March 1, 2017 for Institutional and the benchmark.

(c)	The Fund acquired all of the assets and liabilities of Lake Como Convertible Bond Fund L.P. (the “Predecessor Fund”) in a tax-free reorganization on December 6, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations on March 1, 2017. Updated performance information will be available at no cost by calling 1-800-253-0412 or visiting the Fund’s website at www.rationalmf.com.

(d)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(e)	The Bloomberg US Convertible TR Index: An index used to represent the US convertible bond asset class

(f)	The ICE BofA Investment Grade U.S. Convertible 5% Constrained Index (VX5C) is a market-capitalization-weighted index of domestic corporate convertible securities. Bonds and preferred stocks must be convertible only to common stock, ADRs or cash equivalent and have a market value of at least $50 million. It includes Coupon, OID, or zero coupon convertible bonds rated by Moody’s and/or S&P with an average rating of Baa3/BBB- or higher. All positions are capped at 5% of market value.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Medical Equipment & Devices	23.5%
Software	14.7%
Banking	9.1%
Asset Management	5.4%
Electric Utilities	5.2%
Gas & Water Utilities	4.7%
Technology Services	3.9%
Health Care Facilities & Services	3.8%
Internet Media & Services	3.5%
Technology Hardware	3.4%
Other/Short-Term Investments	22.8%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

Unaudited

December 31, 2022

Rational Special Situations Income Fund (RFXAX | RFXCX | RFXIX)

Dear Fellow Shareholders,

The Rational Special Situations Income Fund (the “Fund”) returned +0.90% for the month of December 2022, bringing its calendar year 2022 performance to -0.85% for Institutional Class. According to Bloomberg, the 10-year Treasury yield rose by 27 bps in December 2022 and by 236 bps for calendar year 2022. The Barclays U.S. Aggregate Bond Index returned - 0.45% for December 2022 and -13.01% for calendar year 2022. The Bloomberg Barclays U.S. Mortgage Backed Securities Index returned -0.44% and -11.81% for December 2022 and calendar year 2022, respectively.

We believe our outperformance relative to the Fund’s benchmarks and peers is because we stuck to our investment philosophy: minimize credit risk, minimize interest rate exposure, and seek uncorrelated profit (i.e. alpha) in bonds that have been overlooked, mismodeled, or misunderstood for some reason.

Disciplined Credit Management:

While we are always looking for strong returns, our focus is on senior bonds in structured credit products - primarily in pre-2008 residential mortgage-backed securities (“MBS”) and highly seasoned commercial MBS. We believe focusing on the senior tranches reduced our risk to fundamental credit shocks and made us relatively less exposed to widening credit spreads. When credit markets start to break down, it is the least creditworthy assets that widen out the most and the most quickly. While some managers specifically target lower tier bonds, many managers become tempted to move down the credit stack to find returns when yields are lower and markets appear stable. We felt that during both the pandemic drawdown in 2020 and the Fed hiking cycle in 2022, the downside risk of lower credit quality bonds was unacceptably high. As we face the possibility of a housing downturn following the rate shock last year, we still feel that way.

It is also worth noting that, in our view, remaining in senior bonds improves our portfolio liquidity. The structured credit markets may be considered esoteric, but the most senior bonds are viable investments for many diversified bond funds.

Minimized Interest Rate Exposure:

Another reason for our outperformance in 2022 was our relatively low interest rate exposure. The average duration of the Fund’s portfolio over the calendar year was around 1-1.5 years. We stay focused on keeping our interest rate exposure low by investing primarily in floating rate bonds or short-term bonds. Even through a sustained period of low rates, we did not seek to increase returns by increasing duration (which increases exposure to rate increases).

Predicting the course of interest rates is difficult, including the Federal Reserve. At the end of 2021, the Treasury curve had a 1-year rate 1 year forward of only about 1%. (In other words, the Treasury curve was pricing in a yield of 1% for a 1 year Treasury issued at the end of 2022.) But at the end of 2022, the 1-year rate hit 4.7%. In other words, the market completely failed to predict the large hike in rates.

If there is a reduction in rates over the next year, funds with longer duration may outperform. Our view is that inflation will moderate, the economy will slow significantly, and interest rates could come down, but we still plan to minimize our interest rate exposure.

Accordingly, if spreads and interest rates tighten significantly in 2023, we believe the Fund will do well in absolute terms, but our short-term relative performance versus our peers may suffer.

Uncorrelated Special Situations:

Lastly, our alpha comes from uncorrelated trade ideas. In a market like that of 2022, where all assets became more correlated, our strategy, while still posting a negative performance, outperformed the broader fixed income markets specifically because the majority of our special situation trades were not driven by any market factors, but by our strategy to identify opportunities that other market participants either did not or cannot.

If we look roughly at the Fund’s performance over calendar year 2022, the Fund lost around 3.5% to wider credit spreads, 3% to higher risk-free rates (i.e. Treasuries rates), but made about 3% from yields, and 4.5% from special situation trades; after fees the net result was -0.85%.

Opportunity:

We are optimistic about our current portfolio, which we feel has a lot of potential. In addition, the opportunities we are seeing in the special situation space today are more plentiful than we have seen since 2020. This is a general pattern we have observed: When markets are disrupted, more opportunities present themselves. We believe that credit markets will be choppy for the foreseeable future and therefore there will be more opportunities to add special situation trades to the portfolio.

During 2022, we increased our exposure in the commercial MBS (“CMBS”) space. Most CMBS positions that we added or increased in 2022 fell into our special situation bucket. We are continuing to see opportunities in CMBS and we may continue to expand our exposure there. Other credit markets are starting to break down and we believe that there will be opportunities in those markets that could see us build exposures there as well.

We are entering 2023 with a baseline yield to maturity in the portfolio of approximately 8% and a duration of 1.7 years. About half of the portfolio has some special situation aspect to it. If nothing changes in credit spreads or interest rates, we think this baseline yield along with expected realization and/or appreciation of special situation trades currently held in the portfolio should deliver strong returns. As we’ve highlighted, the future paths of credit spreads and interest rates are difficult to predict. We are monitoring other structured credit markets for opportunities. As always, investments in these markets will follow our same investment theme - limited credit and interest rate risk and overlooked upside opportunity.

We thank you for your continued support.

Sincerely,

Dr. Eric S. Meyer and William Van de Water

Portfolio Managers

Performance (%): Ending December 31, 2022

Annualized if greater than a year

Share Class/Benchmark	1 Year	3 Years	5 Years	10 Years	Since Inception*
Class 1	-0.85	2.40	5.25	7.82	12.91
Bloomberg US Agg TR Index	-13.01	-2.71	0.02	1.06	2.56
Bloomberg MBS TR Index	-11.81	-3.22	-0.53	0.74	1.94
Class A	-1.10	2.14	4.97	7.54	12.64
Class C	-1.78	1.39	4.20	6.75	11.80
Class A w/ Load	-5.79	0.49	3.95	7.02	12.24

*	Inception: 02/01/2009. The performance shown prior to July 17, 2019 is that of the Predecessor Fund, which reflects all of the Predecessor Fund’s actual fees and expenses adjusted to include any fees of each share class.

Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Results shown reflect the expense waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. To obtain the most recent month end performance information please call 800-253-0412 or visit www.RationalMF.com.

Maximum sales charge for Class A is 4.75%. Maximum Deferred Sales Charge of 1.00% on Class C Shares applies to shares sold within 12 months of purchase. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Rational Funds. This and other important information about the Fund are contained in the prospectus, which can be obtained by calling (800) 253-0412 or at www.rationalmf.com. The prospectus should be read carefully before investing. The Rational Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Rational Advisors, Inc. is not affiliated with Northern Lights Distributors, LLC.

Important Risk Information

Investing in the Fund carries certain risks. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds; the Fund is subject to concentration risk. When the Fund invests in asset-backed securities and mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. Credit risk is the risk that the issuer of a security will not be able to make principal and interest payments when due. These factors may affect the value of your investment.

The Fund commenced operations by acquiring all of the assets and liabilities of ESM Fund I, L.P. (the “Predecessor Fund”) in a tax-free reorganization on July 17, 2019 (the “Reorganization”). In connection with the Reorganization, investors in the Predecessor Fund received Institutional Shares of the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Fund. However, the Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act or Subchapter M of the Internal Revenue Code, which, if they had been applicable, might have adversely affected the Predecessor Fund’s performance. The Fund’s Sub-Advisor was the investment adviser to the Predecessor Fund. The Fund’s fees and expenses are expected to be higher than those of the Predecessor Fund, so if the Fund’s expenses were applied to the Predecessor Fund’s performance, the performance would have been lower.

5143-NLD-01262023

Rational Special Situations Income Fund
PORTFOLIO REVIEW (Unaudited)
December 31. 2022

The Fund’s performance figures* for each of the periods ended December 31, 2022, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception(a)	Since Inception(b)
Institutional (c)	(0.85)%	5.25%	7.82%	N/A	12.91%
Class A	(1.10)%	N/A	N/A	2.36%	N/A
Class A with load	(5.79)%	N/A	N/A	0.93%	N/A
Class C	(1.78)%	N/A	N/A	1.62%	N/A
Bloomberg U.S. Aggregate Bond Index (d)	(13.01)%	0.02%	1.06%	(1.65)%	2.56%
Bloomberg U.S. Mortgage Backed Securities Index (e)	(11.81)%	(0.53)%	0.74%	(2.28)%	1.94%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2022 prospectus, the total annual operating expense are 1.78% for Institutional shares, 2.04% for Class A shares and 2.75% for Class C shares before fee waivers and/or expense reimbursements, if any. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 4.75%.

(a)	Inception date is July 17, 2019 for Class A, Class C and the benchmarks.

(b)	Inception date is February 1, 2009 for Institutional and the benchmarks.

(c)	The Fund acquired all of the assets and liabilities of ESM Fund I, L.P. (the “Predecessor Fund”) in a tax-free reorganization on July 17, 2019. In connection with this acquisition, shares of the Predecessor Fund were exchanged for Institutional shares of the Fund, so the Predecessor Fund became the Institutional shares of the Fund. The Fund’s investment objective, policies and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objectives, policies and guidelines. The Predecessor Fund commenced operations in February 2009. Updated performance information will be available at no cost by calling 1-800-253-0412 or visiting the Fund’s website at www.RationalMF.com.

(d)	The Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year. Investors cannot invest directly in an Index.

(e)	The Bloomberg U.S. Mortgage Backed Securities Index tracks agency mortgage pass-through securities. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Type	% of Net Assets
Collateralized Mortgage Obligations	31.3%
Non Agency CMBS	17.2%
Home Equity	12.7%
Insurance	12.6%
Residential Mortgage	11.1%
Manufactured Housing	2.7%
Syndicated Loans	1.7%
CDO	1.6%
Specialty Finance	1.2%
Banking	0.8%
Other/Short-Term Investments	7.1%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

unaudited

December 31, 2022

Rational Inflation Growth Fund (IGOAX, IGOCX, IGOIX)

Dear Fellow Shareholders,

The Rational Inflation Growth Fund (the “Fund”) seeks to achieve its investment objective by investing in securities that the Sub-Advisor expects to increase with elevated U.S. inflation or with expectations of higher U.S. inflation.

The Fund primarily invests in the common stock of domestic and foreign companies, including ADRs and REITs, with any market capitalization within sectors and/or asset classes that the Sub-Advisor believes to have a strong positive correlation to inflation or inflation expectations, including, but not limited to, real estate, infrastructure, energy, basic materials, financials, industrials, and commodities.

The Fund may also invest in ETFs to gain exposure to a sector or asset class when obtaining the desired exposure is not available through investment in common stocks or when investment indirectly through an ETF would otherwise be beneficial to the Fund.

Fund Performance

The Fund performed well vs its composite benchmark index (comprised of 60% S&P 500 Index and 40% Bloomberg US Aggregate Bond Index) during 2022 in a weak overall market. During this period, the Fund returned -1.1%, a +14.7% difference versus its composite benchmark index, which was -15.8%, and +17.0% better than the S&P500’s -18.1% return.

Longer term inflation expectations moderated throughout the year as markets priced in more hawkish Federal Reserve policy, but inflation remained elevated. This led some interest rate sensitive sectors to lag the broader market - such as Real Estate (as represented by the Real Estate Select Sector SPDR Fund), which was down -26.25% during the period. Other sectors benefited relatively from higher interest rates, such as the financial sector (as represented by the Financial Select Sector SPDR Fund), which outperformed the S&P 500 by +7.5%. Inflationary pressures such as higher energy prices over the course of the year due to chronic underinvestment in supply and the war in Ukraine helped the energy sector (as represented by the Energy Select Sector SPDR Fund) return +64.17%, outperforming the S&P 500 by 82.8%. Commodities had a decent year overall, returning +8.7% (as represented by the S&P GSCI) with a strong start to the year led by supply concerns and finished weak on concerns over an economic slowdown. Despite volatility in commodity markets and recession concerns, generally elevated commodity prices relatively benefited the basic materials sector, which returned -14.3% (as represented by the Materials Select Sector SPDR) outpacing the S&P500 by +3.8%.

Performance (%): Ending December 31, 2022

Annualized if less than a year

	QTD	YTD	1 Year	Inception*
Class I	13.86	-1.10	-1.10	-1.71
60% S&P 500 TR Index/40% Bloomberg US Agg Bond[1]	5.39	-15.79	-15.79	-8.59
Class A	13.88	-1.29	-1.29	-1.95
Class C	13.61	-2.09	-2.09	-2.68
Class A w/ Sales Charge	7.29	-6.99	-6.99	-6.10

*	Inception: 08/18/2021

Maximum sales charge for Class A is 5.75%. Maximum Deferred Sales Charge of 1.00% on Class C Shares applies to shares sold within 12 months of purchase As of the Fund’s current prospectus dated May 1, 2022, the Fund’s Total Annual Fund Operating Expenses, before any fee waiver and/or expense reimbursement, are 2.21%. 2.46%, and 3.21% for I, A, and C shares, respectively per recent prospectus. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. To obtain the most recent month end performance information or the Fund’s prospectus please call 800-253-0412 or visit www.RationalMF.com.

Results shown reflect the any fee waiver and/or expense reimbursement, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

Summary

We remain confident that inflation is likely to remain persistently higher than the Federal Reserve’s long-term 2% target. The sub-advisor believes the Fund’s investments will deliver positive returns in such an outcome.

Simon Lack	Henry Hoffman
Portfolio Manager	Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.RationalMF.com or call 1-800-253-0412. Please read the prospectus carefully before investing.

[1]	The 60% S&P 500 TR Index/40% LBUSTRUU Index represents a blended index consisting of 60% of returns generated from the S&P 500 TR Index and 40% of returns generated from the Bloomberg U.S. Aggregate Bond Index.

Important Risk Information:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund has a limited history of operations for investors to evaluate. If the Fund is unable to achieve an economic size, expenses will be higher than expected and the Fund might close, which could produce adverse tax consequences for shareholders.

There is no guarantee that the value of the Fund’s investments will increase with inflation or with the expectation of higher inflation in the future. It is possible that the Fund’s investments may be negatively correlated with inflation trends or show no such correlation at all, either because the estimate of correlation by the Sub-Advisor or its proprietary model was wrong or because the correlation in the market changed. Historic correlation is no guarantee of future correlation.

ADRs are subject to the same risks as direct investment in foreign companies discussed below and involve risks that are not found in investments in U.S. companies. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a fund that invests directly in individual securities.

The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets.

The Fund is distributed by Northern Lights Distributors, LLC. (Member FINRA) Rational Funds, the subadvisor and Northern Lights Distributors, LLC are separate and unaffiliated.

The views expressed in this letter were those as of December 31, 2022 and may not necessarily reflect views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Fund’s present investment methodology and do not constitute investment advice.

1133-NLD-01272023

Rational Inflation Growth Fund
PORTFOLIO REVIEW (Unaudited)
December 31. 2022

The Fund’s performance figures* for each of the periods ended December 31, 2022, compared to its benchmarks:

	1 Year Return	Since Inception(a)
Institutional	(1.10)%	(1.71)%
Class A	(1.29)%	(1.95)%
Class A with load	(6.99)%	(6.10)%
Class C	(2.09)%	(2.68)%
60% S&P 500/40% Bloomberg Barclays Aggregate Index (b)	(15.79)%	(8.59)%
S&P 500 Total Return Index (c)	(18.11)%	(8.05)%
Bloomberg U.S. Aggregate Bond Index (d)	(13.01)%	(10.20)%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s May 1, 2022 prospectus, the total annual operating expense are 2.21% for Institutional shares, 2.46% for Class A shares and 3.21% for Class C shares before fee waivers and/or expense reimbursements, if any. See the financial highlights for current expense ratios. For performance information current to the most recent month-end, please call toll-free 1-800-253-0412. Class A shares are subject to a maximum load of 5.75%.

(a)	Inception date is August 18, 2021 for Class A, Class C, Institutional and the benchmarks.

(b)	The 60% S&P 500/40% Bloomberg Aggregate Index is a hypothetical combination of unmanaged indices comprised of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.

(c)	The S&P 500 Total Return Index, a registered trademark of S&P Global., Inc., is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an Index.

(d)	The Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index that is designed to measure the performance of the U.S. investment grade bond market with maturities of more than one year. Investors cannot invest directly in an Index.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Type	% of Net Assets
Oil & Gas Producers	17.9%
Commodity	14.5%
Metals & Mining	13.4%
Insurance	7.1%
Steel	6.6%
Transportation & Logistics	5.8%
Chemicals	5.0%
Banking	4.3%
Technology Services	3.5%
Real Estate Investment Trusts	3.2%
Other/Short-Term Investments	18.7%
100.0%

Please refer to the Schedule of Investments for a more detailed breakdown of the Fund’s assets.

RATIONAL EQUITY ARMOR FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 70.2%
	AEROSPACE & DEFENSE - 3.3%
2,834	General Dynamics Corporation	$703,144
1,310	Northrop Grumman Corporation	714,749
8,186	Raytheon Technologies Corporation	826,130
		2,244,023
	BANKING - 1.5%
12,574	Bank of America Corporation	416,451
4,184	JPMorgan Chase & Company	561,074
		977,525
	BEVERAGES - 3.2%
8,001	Anheuser-Busch InBev S.A. - ADR	480,380
26,129	Coca-Cola Company (The)	1,662,066
		2,142,446
	BIOTECH & PHARMA - 9.2%
11,347	AbbVie, Inc.	1,833,789
2,085	Eli Lilly and Company	762,776
9,542	Johnson & Johnson	1,685,594
17,518	Merck & Company, Inc.	1,943,622
		6,225,781
	CHEMICALS - 1.2%
6,364	Corteva, Inc.	374,076
1,293	Linde plc	421,751
		795,827
	COMMERCIAL SUPPORT SERVICES - 2.1%
4,930	Republic Services, Inc.	635,921
4,835	Waste Management, Inc.	758,515
		1,394,436
	E-COMMERCE DISCRETIONARY - 1.1%
9,162	Amazon.com, Inc.(a)	769,608

	ELECTRIC UTILITIES - 3.8%
14,826	Avangrid, Inc.	637,221
15,096	Exelon Corporation	652,600
17,933	NRG Energy, Inc.	570,628

See accompanying notes which are an integral part of these financial statements.

RATIONAL EQUITY ARMOR FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 70.2% (Continued)
	ELECTRIC UTILITIES - 3.8% (Continued)
4,545	Sempra Energy	$702,385
		2,562,834
	FOOD - 2.6%
7,552	Hershey Company (The)	1,748,817

	HEALTH CARE FACILITIES & SERVICES - 5.9%
5,409	AmerisourceBergen Corporation	896,325
2,877	McKesson Corporation	1,079,220
3,713	UnitedHealth Group, Inc.	1,968,559
		3,944,104
	HEALTH CARE REIT - 2.0%
46,934	Omega Healthcare Investors, Inc.	1,311,805

	HOUSEHOLD PRODUCTS - 1.1%
4,759	Procter & Gamble Company (The)	721,274

	INDUSTRIAL SUPPORT SERVICES - 0.9%
12,783	Fastenal Company	604,892

	INSTITUTIONAL FINANCIAL SERVICES - 1.8%
19,737	Nasdaq, Inc.	1,210,865

	INSURANCE - 7.7%
4,644	Berkshire Hathaway, Inc., Class B(a)	1,434,531
5,368	Chubb Ltd.	1,184,181
17,089	MetLife, Inc.	1,236,731
7,195	Travelers Companies, Inc. (The)	1,348,991
		5,204,434
	INTERNET MEDIA & SERVICES - 1.8%
13,086	Alphabet, Inc., Class A(a)	1,154,578

	MACHINERY - 1.4%
3,963	Caterpillar, Inc.	949,376

See accompanying notes which are an integral part of these financial statements.

RATIONAL EQUITY ARMOR FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 70.2% (Continued)
	OIL & GAS PRODUCERS - 3.2%
6,751	ConocoPhillips	$796,618
8,853	Exxon Mobil Corporation	976,486
14,752	Marathon Oil Corporation	399,337
		2,172,441
	PUBLISHING & BROADCASTING - 0.5%
6,024	Liberty Media Corp-Liberty Formula One - Series C(a)	360,115

	RETAIL - CONSUMER STAPLES - 3.4%
2,897	Costco Wholesale Corporation	1,322,480
7,011	Walmart, Inc.	994,089
		2,316,569
	SOFTWARE - 4.7%
9,213	Microsoft Corporation	2,209,462
11,385	Oracle Corporation	930,610
		3,140,072
	SPECIALTY REITS - 1.5%
20,675	Iron Mountain, Inc.	1,030,649

	TECHNOLOGY HARDWARE - 3.5%
7,700	Apple, Inc.	1,000,461
28,457	Cisco Systems, Inc.	1,355,691
		2,356,152
	WHOLESALE - CONSUMER STAPLES - 2.8%
20,115	Archer-Daniels-Midland Company	1,867,678

	TOTAL COMMON STOCKS (Cost $42,496,991)	47,206,301

	EXCHANGE-TRADED FUNDS — 15.7%
	EQUITY - 15.7%
17,423	iShares Russell 1000 Value ETF	2,642,198
17,395	iShares S&P 500 Value ETF	2,523,493
41,814	Schwab U.S. Large-Cap Value ETF	2,760,560

See accompanying notes which are an integral part of these financial statements.

RATIONAL EQUITY ARMOR FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 15.7% (Continued)
	EQUITY - 15.7% (Continued)
66,810	SPDR Portfolio S&P 500 Value ETF	$2,598,241
		10,524,492

	TOTAL EXCHANGE-TRADED FUNDS (Cost $10,673,834)	10,524,492

Contracts(b)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS PURCHASED - 3.3%
	CALL OPTIONS PURCHASED - 0.2%
250	S&P Emini Future, Maturing January 2023	WED	01/20/2023	$4,050	$50,625,000	$146,875
	TOTAL CALL OPTIONS PURCHASED (Cost - $359,375)

	PUT OPTIONS PURCHASED - 3.1%
250	S&P Emini Future, Maturing January 2023	WED	01/20/2023	$3,700	$46,250,000	$312,500
250	S&P Emini Future, Maturing January 2023	WED	01/20/2023	3,970	49,625,000	1,731,250
	TOTAL PUT OPTIONS PURCHASED (Cost - $1,871,721)					2,043,750

	TOTAL FUTURE OPTIONS PURCHASED (Cost - $2,231,096)					2,190,625

	TOTAL INVESTMENTS — 89.2% (Cost $55,401,921)					$59,921,418
	PUT OPTIONS WRITTEN - (2.7)% (Proceeds - $1,846,875)					(1,781,250)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 13.5%					9,048,179
	NET ASSETS - 100.0%					$67,188,347

Contracts(b)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN FUTURE OPTIONS - (2.7)%
	PUT OPTIONS WRITTEN - (2.7)%
125	S&P Emini Future, Maturing April 2023	WED	04/21/2023	$3,700	$23,125,000	$735,938
375	S&P 500 Emini Future, Maturing March 2023	WED	03/17/2023	3,550	66,562,500	1,045,312
	TOTAL PUT OPTIONS WRITTEN (Proceeds - $1,846,875)					1,781,250

	TOTAL FUTURE OPTIONS WRITTEN (Proceeds - $1,846,875)					$1,781,250

See accompanying notes which are an integral part of these financial statements.

RATIONAL EQUITY ARMOR FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

OPEN FUTURES CONTRACTS

Number of				Value and Unrealized
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Depreciation
7	CBOE Volatility Index Future	02/15/2023	$171,817	$(10,183)
74	CBOE Volatility Index Future	03/22/2023	1,875,937	(69,523)
	TOTAL OPEN LONG FUTURES CONTRACTS			$(79,706)

OPEN FUTURES CONTRACTS

Number of				Value and Unrealized
Contracts	Open Short Futures Contracts	Expiration	Notional Amount(c)	Appreciation
19	CBOE Volatility Index Future	01/18/2023	$438,864	$41,456

	TOTAL OPEN SHORT FUTURES CONTRACTS			$41,456

ADR	- American Depositary Receipt

ETF	- Exchange-Traded Fund

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S.A.	- Société Anonyme

SPDR	- Standard & Poor’s Depositary Receipt

WED	Wedbush Securities

(a)	Non-income producing security.

(b)	Each contract is equivalent to one futures contract.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes which are an integral part of these financial statements.

RATIONAL TACTICAL RETURN FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

Principal		Discount Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 76.9%
	U.S. TREASURY BILLS — 76.9%
15,000,000	United States Treasury Bill (a)	3.4612	02/02/23	$14,952,408
20,000,000	United States Treasury Bill (a)	4.0862	03/23/23	19,813,852
20,000,000	United States Treasury Bill (a)	4.2669	04/20/23	19,739,247
15,000,000	United States Treasury Bill (a)	4.4162	05/18/23	14,746,066
20,000,000	United States Treasury Bill (a)(b)	4.3718	06/15/23	19,596,824
15,000,000	United States Treasury Bill (a)(b)	4.4102	07/13/23	14,643,506
20,000,000	United States Treasury Bill (a)	4.3739	08/10/23	19,460,550
20,000,000	United States Treasury Bill (a)(b)	4.3250	09/07/23	19,399,310
20,000,000	United States Treasury Bill (a)(b)	4.3753	10/05/23	19,324,264
5,000,000	United States Treasury Bill (a)	4.4648	11/02/23	4,810,246
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $167,249,174)			166,486,273

	TOTAL INVESTMENTS - 76.9% (Cost $167,249,174)			$166,486,273
	OTHER ASSETS IN EXCESS OF LIABILITIES- 23.1%			49,976,432
	NET ASSETS - 100.0%			$216,462,705

(a)	Zero coupon bond.

(b)	All or a portion of this security is held as collateral.

See accompanying notes which are an integral part of these financial statements.

RATIONAL DYNAMIC BRANDS FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 104.5%
	APPAREL & TEXTILE PRODUCTS - 13.3%
1,750	Deckers Outdoor Corporation(a)	$698,530
6,300	Hermes International - ADR	975,209
15,100	LVMH Moet Hennessy Louis Vuitton S.E. - ADR	2,187,537
16,439	NIKE, Inc., Class B	1,923,527
		5,784,803
	ASSET MANAGEMENT - 22.0%
71,600	Blackstone, Inc.	5,312,004
90,000	KKR & Company, Inc.	4,177,800
		9,489,804
	AUTOMOTIVE - 2.4%
3,600	Ferrari N.V.	771,192
2,000	Tesla, Inc.(a)	246,360
		1,017,552
	E-COMMERCE DISCRETIONARY - 5.6%
20,720	Amazon.com, Inc.(a)	1,740,480
810	MercadoLibre, Inc.(a)	685,454
		2,425,934
	HOUSEHOLD PRODUCTS - 3.6%
6,300	Estee Lauder Companies, Inc. (The), Class A	1,563,093

	INTERNET MEDIA & SERVICES - 8.8%
18,750	Alphabet, Inc., Class A(a)	1,654,313
11,700	Meta Platforms, Inc., Class A(a)	1,407,978
9,000	Spotify Technology S.A.(a)	710,550
		3,772,841
	LEISURE FACILITIES & SERVICES - 1.6%
2,000	Domino’s Pizza, Inc.	692,800

	MEDICAL EQUIPMENT & DEVICES - 5.1%
4,020	Thermo Fisher Scientific, Inc.	2,213,774

	OIL & GAS PRODUCERS - 6.3%
6,200	Chevron Corporation	1,112,838

See accompanying notes which are an integral part of these financial statements.

RATIONAL DYNAMIC BRANDS FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 104.5% (Continued)
	OIL & GAS PRODUCERS - 6.3% (Continued)
14,400	Exxon Mobil Corporation	$1,588,320
		2,701,158
	RETAIL - CONSUMER STAPLES - 4.1%
3,894	Costco Wholesale Corporation	1,777,611

	RETAIL - DISCRETIONARY - 11.5%
4,245	Home Depot, Inc. (The)	1,340,826
7,200	Lululemon Athletica, Inc.(a)	2,306,735
5,050	RH(a)	1,349,310
		4,996,871
	SOFTWARE - 4.3%
7,797	Microsoft Corporation	1,869,877

	TECHNOLOGY HARDWARE - 4.5%
14,801	Apple, Inc.	1,923,094

	TECHNOLOGY SERVICES - 11.4%
6,000	Mastercard, Inc., Class A	2,086,380
8,000	PayPal Holdings, Inc.(a)	569,760
10,828	Visa, Inc., Class A	2,249,625
		4,905,765

	TOTAL COMMON STOCKS (Cost $46,264,414)	45,134,977

	TOTAL INVESTMENTS - 104.5% (Cost $46,264,414)	$45,134,977
	LIABILITIES IN EXCESS OF OTHER ASSETS - (4.5)%	(1,972,367)
	NET ASSETS - 100.0%	$43,162,610

ADR	- American Depositary Receipt

NV	- Naamioze Vennootschap

S.A.	- Société Anonyme

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

RATIONAL STRATEGIC ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

Shares		Fair Value
	OPEN END FUNDS — 83.6%
	ALTERNATIVE - 11.7%
95,940	Catalyst Insider Income Fund, Class I ARS (a)	$829,957

	FIXED INCOME - 71.9%
36,557	AlphaCentric Income Opportunities Fund, Class I ARS (a)	331,652
137,375	Catalyst Enhanced Income Strategy Fund, Class I ARS (a)	1,321,644
93,531	Catalyst/CIFC Floating Rate Income Fund, Class I ARS (a)	833,440
72,453	Rational Special Situations Income Fund, Institutional Class ARS (a)	1,332,777
121,625	Rational/Pier 88 Convertible Securities Fund, Institutional Class ARS (a)	1,268,679
		5,088,192

	TOTAL OPEN END FUNDS (Cost $6,164,202)	5,918,149

	TOTAL INVESTMENTS — 83.6% (Cost $6,164,202)	$5,918,149
	OTHER ASSETS IN EXCESS OF LIABILITIES- 16.4%	1,157,955
	NET ASSETS - 100.0%	$7,076,104

OPEN FUTURES CONTRACTS

Number of				Value and Unrealized
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(b)	Depreciation
37	CME E-Mini Standard & Poor’s 500 Index Future	03/17/2023	$7,142,850	$(359,270)

	TOTAL FUTURES CONTRACTS

(a)	Affiliated Company

(b)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes which are an integral part of these financial statements.

RATIONAL/RESOLVE ADAPTIVE ASSET ALLOCATION FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 64.1%
	U.S. TREASURY BILLS — 64.1%
37,300,000	United States Treasury Bill(a)	3.0484	01/19/23	$37,239,989
37,300,000	United States Treasury Bill(a)	3.5905	02/09/23	37,151,192
34,200,000	United States Treasury Bill(a)	4.0058	03/14/23	33,922,195
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $108,291,098)			108,313,376

Shares
	SHORT-TERM INVESTMENTS — 17.5%
	MONEY MARKET FUNDS - 17.5%
40,539,786	First American US Treasury Money Market Fund, Class Z, 3.95% (Cost $40,539,786)(b), (d)			40,539,786

	TOTAL INVESTMENTS - 81.6% (Cost $148,830,884)			$148,853,162
	OTHER ASSETS IN EXCESS OF LIABILITIES- 18.4%			20,099,479
	NET ASSETS - 100.0%			$168,952,641

OPEN FUTURES CONTRACTS

Number of				Value and Unrealized
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Appreciation (Depreciation)
233	CBOT Corn Future(d)	03/14/2023	$7,904,525	$334,325
129	CBOT Soybean Future(d)	03/14/2023	9,829,800	170,900
116	CBOT Soybean Meal Future(d)	03/14/2023	5,463,600	204,830
1	CBOT US Long Bond Future	03/22/2023	125,344	(2,969)
23	CME Canadian Dollar Currency Future	03/14/2023	1,700,160	6,795
3	CME E-mini Russell 2000 Index Futures	03/17/2023	265,635	3,865
13	CME E-Mini Standard & Poor’s 500 Index Future	03/17/2023	2,509,650	10,050
170	CME Euro Foreign Exchange Currency Future	03/13/2023	22,852,250	168,899
378	CME New Zealand Dollar Currency Future	03/13/2023	23,980,320	(103,080)
89	CME Nikkei 225 Stock Index Future	03/09/2023	11,467,650	(818,150)
70	COMEX Silver Future(d)	03/29/2023	8,414,000	43,225
21	Eurex 10 Year Euro BUND Future	03/08/2023	2,989,110	(206,484)
25	Eurex 30 Year Euro BUXL Future	03/08/2023	3,620,302	(240,137)
5	Eurex DAX Index Future	03/17/2023	1,872,256	(8,732)
225	Eurex EURO STOXX 50 Future	03/17/2023	9,119,017	(329,518)
4	Euronext Amsterdam Index Future(d)	01/20/2023	590,770	(8,684)
116	Euronext CAC 40 Index Future	01/20/2023	8,037,028	(40,820)
1,766	Euronext Milling Wheat Future	03/10/2023	29,239,506	(261,883)
13	French Government Bond Futures	03/08/2023	1,772,031	(106,657)
67	FTSE 100 Index Future	03/17/2023	6,047,025	(24,848)
56	FTSE/MIB Index Future	03/17/2023	7,108,084	(44,918)
16	HKG Hang Seng Index Future	01/30/2023	2,041,107	2,890
40	ICE Brent Crude Oil Future(d)	01/31/2023	3,436,400	100,820

See accompanying notes which are an integral part of these consolidated financial statements.

RATIONAL/RESOLVE ADAPTIVE ASSET ALLOCATION FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

OPEN FUTURES CONTRACTS (Continued)

Number of				Value and Unrealized
Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Appreciation (Depreciation)
46	ICE Gas Oil Future(d)	02/10/2023	$4,167,600	$(95,325)
12	Euro-BTP Italian Bond Futures	03/08/2023	1,399,550	(101,876)
135	Long Gilt Future	03/29/2023	16,303,402	(501,888)
80	MEFF Madrid IBEX 35 Index Future	01/20/2023	7,019,424	(64,932)
54	Montreal Exchange 10 Year Canadian Bond Future	03/22/2023	4,887,699	(25,504)
9	NYBOT CSC C Coffee Future(d)	03/21/2023	564,638	(17,588)
1,684	NYBOT CSC Number 11 World Sugar Future(d)	02/28/2023	37,797,043	1,100,523
34	NYMEX Light Sweet Crude Oil Future(d)	01/20/2023	2,728,840	26,380
13	NYMEX NY Harbor ULSD Futures(d)	01/31/2023	1,799,070	75,755
58	NYMEX Reformulated Gasoline Blendstock for Oxygen(d)	01/31/2023	6,037,139	510,040
54	SFE S&P ASX Share Price Index 200 Future	03/16/2023	6,426,033	(37,803)
161	SGX FTSE China A50 Futures Contract	01/30/2023	2,106,524	36,227
47	SGX Nifty 50 Index Futures	01/25/2023	1,712,962	2,926
12	SGX Nikkei 225 Stock Index Future	03/09/2023	1,188,243	(63,626)
108	TSE TOPIX (Tokyo Price Index) Future	03/09/2023	15,563,038	(443,477)
	TOTAL FUTURES CONTRACTS			$(750,449)

OPEN FUTURES CONTRACTS

Number of				Value and Unrealized
Contracts	Open Short Futures Contracts	Expiration	Notional Amount(c)	Appreciation (Depreciation)
33	Carbon Emissions Future(d)	12/18/2023	$2,967,138	$197,055
88	CBOT 10 Year US Treasury Note	03/22/2023	9,882,136	57,802
155	CBOT 5 Year US Treasury Note	03/31/2023	16,729,150	185,077
88	CBOT Soybean Oil Future(d)	03/14/2023	3,382,896	49,740
191	CBOT Wheat Future(d)	03/14/2023	7,563,600	(183,125)
228	CME Australian Dollar Currency Future	03/13/2023	15,568,980	(86,016)
182	CME British Pound Currency Future	03/13/2023	13,745,550	(5,456)
44	CME E-Mini NASDAQ 100 Index Future	03/17/2023	9,699,624	26,651
92	CME Japanese Yen Currency Future	03/13/2023	8,863,050	(186,663)
190	CME Swiss Franc Currency Future	03/13/2023	25,892,250	(71,894)
26	COMEX Copper Future(d)	03/29/2023	2,476,825	15,650
20	COMEX Gold 100 Troy Ounces Future(d)	02/24/2023	3,652,400	(18,360)
270	Eurex 5 Year Euro BOBL Future	03/08/2023	33,464,504	969,538
83	KCBT Hard Red Winter Wheat Future(d)	03/14/2023	3,685,200	(69,550)
26	Montreal Exchange S&P/TSX 60 Index Future	03/16/2023	4,493,135	135,197
90	NYBOT CSC Cocoa Future(d)	03/16/2023	2,340,000	(10,550)
27	NYBOT CTN Number 2 Cotton Future(d)	03/09/2023	1,125,495	1,720
81	NYMEX Henry Hub Natural Gas Futures(d)	01/27/2023	3,624,750	472,030
32	NYMEX Platinum Future(d)	04/26/2023	1,732,640	(125,335)
	TOTAL FUTURES CONTRACTS			$1,353,511

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2022.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(d)	All or a portion of this investment is a holding of the RDMF Fund Ltd.

See accompanying notes which are an integral part of these consolidated financial statements.

RATIONAL/PIER 88 CONVERTIBLE SECURITIES FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

Shares				Fair Value
	COMMON STOCKS — 6.5%
	ENGINEERING & CONSTRUCTION - 3.1%
62,803	KBR, Inc.			$3,315,999

	OIL & GAS PRODUCERS - 2.3%
11,000	Pioneer Natural Resources Company			2,512,290

	WHOLESALE - CONSUMER STAPLES - 1.1%
12,182	Bunge Ltd.			1,215,398

	TOTAL COMMON STOCKS (Cost $6,547,761)			7,043,687

		Coupon Rate
		(%)	Maturity
	PREFERRED STOCKS — 34.5%
	ASSET MANAGEMENT — 2.3%
17,000	AMG Capital Trust II	5.1500	10/15/37	875,500
28,900	KKR & Company, Inc.	6.0000	09/15/23	1,654,525
				2,530,025
	BANKING — 9.1%
4,248	Bank of America Corporation	7.1250	Perpetual	4,927,680
4,183	Wells Fargo & Company - Series L	7.5000	Perpetual	4,956,855
				9,884,535
	ELECTRIC UTILITIES — 5.2%
85,000	NextEra Energy, Inc.	6.2190		4,291,650
25,118	NextEra Energy, Inc.	5.2790	09/01/22	1,273,483
				5,565,133
	GAS & WATER UTILITIES — 4.7%
49,300	NiSource, Inc.	7.7500		5,139,525

	MEDICAL EQUIPMENT & DEVICES — 13.2%
90,000	Becton Dickinson and Company	6.0000		4,507,200
42,135	Boston Scientific Corporation	5.5000	06/01/23	4,839,308
3,645	Danaher Corporation	5.0000	04/01/23	4,947,452
				14,293,960

	TOTAL PREFERRED STOCKS (Cost $38,402,657)			37,413,178

See accompanying notes which are an integral part of these financial statements.

RATIONAL/PIER 88 CONVERTIBLE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 49.6%
	ASSET MANAGEMENT — 3.1%
3,170,000	Ares Capital Corporation	4.6250	03/01/24	$3,362,181

	CONSUMER SERVICES — 1.5%
2,027,000	Chegg, Inc.(a)	0.0000	09/01/26	1,589,979

	E-COMMERCE DISCRETIONARY — 3.0%
3,900,000	Etsy, Inc.	0.2500	06/15/28	3,329,820

	HEALTH CARE FACILITIES & SERVICES — 3.8%
570,000	Anthem, Inc.	2.7500	10/15/42	4,168,239

	INTERNET MEDIA & SERVICES — 3.5%
4,395,000	Expedia Group, Inc.(a)	0.0000	02/15/26	3,827,731

	MEDICAL EQUIPMENT & DEVICES — 10.3%
4,990,000	Dexcom, Inc.	0.2500	11/15/25	5,426,625
2,220,000	Insulet Corporation	0.3750	09/01/26	3,134,640
2,670,000	NuVasive, Inc.	1.0000	06/01/23	2,613,263
				11,174,528
	SEMICONDUCTORS — 2.4%
1,930,000	ON Semiconductor Corporation(a)	0.0000	05/01/27	2,557,250

	SOFTWARE — 14.7%
3,640,000	Alteryx, Inc.	1.0000	08/01/26	3,021,200
3,345,000	CyberArk Software Ltd.(a)	0.0000	11/15/24	3,539,585
1,130,000	DocuSign, Inc.(a)	0.0000	01/15/24	1,062,200
979,000	Okta, Inc.	0.3750	06/15/26	822,360
2,970,000	PROS Holdings, Inc.	1.0000	05/15/24	2,747,136

See accompanying notes which are an integral part of these financial statements.

RATIONAL/PIER 88 CONVERTIBLE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 49.6% (Continued)
	SOFTWARE — 14.7% (Continued)
5,600,000	Splunk, Inc.	1.1250	06/15/27	$4,725,280
				15,917,761
	TECHNOLOGY HARDWARE — 3.4%
3,913,080	Western Digital Corporation B	1.5000	02/01/24	3,727,209

	TECHNOLOGY SERVICES — 3.9%
4,470,928	Euronet Worldwide, Inc.	0.7500	03/15/49	4,227,821

	TOTAL CONVERTIBLE BONDS (Cost $54,744,034)			53,882,519

	TOTAL INVESTMENTS — 90.6% (Cost $99,694,452)			$98,339,384
	OTHER ASSETS IN EXCESS OF LIABILITIES- 9.4%			10,182,251
	NET ASSETS - 100.0%			$108,521,635

LTD	- Limited Company

(a)	Zero coupon bond.

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2%
	AGENCY CMBS — 0.3%
28,408,610	Ginnie Mae Strip (a)		1.4000	09/16/45	$2,235,956
1,413,967	Government National Mortgage Association (a),(b)		0.0250	08/16/48	883
					2,236,839
	AUTO LOAN — 0.6%
5,000,000	CAL Receivables 2022-1, LLC (c),(d)	SOFR30A + 4.350%	8.1570	10/15/26	4,883,685

	CDO — 1.6%
169,806	Ansonia CDO 2006-1 Ltd. (c),(d)	US0001M + 0.300%	0.4090	07/28/46	168,039
86,407	Ansonia CDO 2006-1 Ltd. (c)		5.7020	07/28/46	82,400
1,041,645	Aspen Funding I Ltd. (c) (g)		9.0600	07/10/37	1,045,350
10,000,000	Bleecker Structured Asset Funding Ltd. (g)		4.6430	04/01/35	726,020
7,884,958	Capitalsource Real Estate Loan Trust (c),(d)	US0003M + 0.650%	4.5590	01/20/37	7,534,393
3,172,367	Nomura CRE CDO 2007-2 Ltd. (c),(d)	US0003M + 0.450%	0.0001	05/21/42	681,424
2,000,000	Taberna Preferred Funding II Ltd. (c),(d), (g)	US0003M + 0.650%	5.1820	11/05/35	1,318,360
417,788	Wachovia Repackaged Asset Participating Securities (c),(d)	US0003M + 0.550%	5.1000	02/08/35	363,475
638,819	Wachovia Repackaged Asset Participating Securities (c),(d)	US0003M + 0.550%	5.1000	02/08/35	491,891
					12,411,352
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3%
130,708	ABN Amro Mortgage Corporation		5.7500	12/25/32	123,422
52,743	ABN Amro Mortgage Corporation		5.7500	02/25/33	49,366
41,890	Adjustable Rate Mortgage Trust 2004-5 (b)		3.5130	04/25/35	40,400
394,114	Adjustable Rate Mortgage Trust 2005-10 (b)		3.1330	01/25/36	356,643
153,550	Adjustable Rate Mortgage Trust 2005-10 (b)		3.1330	01/25/36	139,981
112,202	Adjustable Rate Mortgage Trust 2005-10 (b)		3.8450	01/25/36	96,724
123,931	Adjustable Rate Mortgage Trust 2005-10 (d)	US0001M + 0.540%	4.9290	01/25/36	111,651
139,995	Adjustable Rate Mortgage Trust 2005-2 (b)		3.8120	06/25/35	130,928
76,372	Adjustable Rate Mortgage Trust 2005-4 (b)		2.7570	08/25/35	56,080
474,062	Adjustable Rate Mortgage Trust 2005-5 (b)		3.3610	09/25/35	398,058
225,324	Adjustable Rate Mortgage Trust 2005-6A (d)	US0001M + 0.520%	4.9090	11/25/35	188,743
252,946	Adjustable Rate Mortgage Trust 2005-6A (d)	US0001M + 0.540%	4.9290	11/25/35	211,593
11,936	Alternative Loan Trust 2003-4CB		5.7500	04/25/33	11,374

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
86,952	Alternative Loan Trust 2003-J3		5.2500	11/25/33	$83,676
503,651	Alternative Loan Trust 2004-2CB		5.0000	08/25/54	480,371
73,279	Alternative Loan Trust 2005-17 (d)	US0001M + 0.280%	4.9490	07/25/35	45,798
541,832	Alternative Loan Trust 2005-43 (b)		4.1490	09/25/35	456,811
72,072	Alternative Loan Trust 2005-51 (d)	US0001M + 0.600%	4.9530	11/20/35	64,072
30,888	Alternative Loan Trust 2005-63 (b)		3.9390	12/25/35	26,872
699,292	Alternative Loan Trust 2006-32CB (a),(d)	US0001M + 5.330%	0.9410	11/25/36	55,660
421,260	Alternative Loan Trust 2006-32CB (d)	US0001M + 0.670%	5.0590	11/25/36	221,035
1,583,064	Alternative Loan Trust 2006-J6 (a),(d)	US0001M + 5.500%	1.1110	09/25/36	138,325
1,297,594	Alternative Loan Trust 2006-J6 (d)	US0001M + 0.500%	2.9040	09/25/36	545,127
197,066	Alternative Loan Trust 2006-OA7 (d)	US0001M + 0.420%	4.8090	06/25/46	138,489
20	Alternative Loan Trust 2006-OC11(d)	US0001M + 0.340%	4.7290	01/25/37	3,009
310,515	Alternative Loan Trust 2007-5CB (e)		—	04/25/37	50,874
382,731	Alternative Loan Trust 2007-5CB (a),(d)	US0001M + 5.650%	1.2610	04/25/37	48,579
394,890	American Home Mortgage Assets Trust 2006-1 (d)	US0001M + 0.190%	4.5790	05/25/46	318,870
8,908	American Home Mortgage Investment Trust 2004-1 (d)	US0001M + 0.900%	5.2890	04/25/44	8,804
26,138	American Home Mortgage Investment Trust 2004-3 (d)	US0006M + 1.500%	3.6040	10/25/34	25,893
26,116	American Home Mortgage Investment Trust 2004-4 (f)		6.0000	02/25/45	25,436
24,035	American Home Mortgage Investment Trust 2005-1 (d)	US0006M + 2.000%	6.8750	06/25/45	23,637
4,638,001	American Home Mortgage Investment Trust 2005-2 (f)		5.8280	09/25/35	3,480,080
910,722	American Home Mortgage Investment Trust 2005-4 (d)	US0006M + 1.750%	2.0380	11/25/45	426,086
428,833	American Home Mortgage Investment Trust 2006-2 (d)	US0001M + 0.220%	0.9730	06/25/36	56,141
549,758	American Home Mortgage Investment Trust 2006-3 (d)	US0001M + 0.380%	4.7690	12/25/46	508,534
1,198,919	American Home Mortgage Investment Trust 2007-1 (d)	US0001M + 0.160%	4.5490	05/25/47	784,722
618,408	Banc of America Alternative Loan Trust 2006-4 (a),(d)	US0001M + 5.150%	0.7610	05/25/46	29,991
612,796	Banc of America Alternative Loan Trust 2006-4 (d)	US0001M + 0.850%	5.2390	05/25/46	525,586
335,835	Banc of America Alternative Loan Trust 2006-4		6.0000	05/25/46	268,899
271,021	Banc of America Alternative Loan Trust 2006-4		6.0000	05/25/46	217,003
313,659	Banc of America Alternative Loan Trust 2006-4		6.0000	05/25/46	251,143
463,547	Banc of America Funding 2004-B Trust (b)		2.3120	12/20/34	367,402

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
56,204	Banc of America Funding 2005-8 Trust (e)		—	01/25/36	$36,176
183,212	Banc of America Funding 2005-B Trust (b)		3.4260	04/20/35	156,536
1,746,968	Banc of America Funding 2005-E Trust (b)		3.2420	05/20/35	1,510,877
122,549	Banc of America Funding 2005-E Trust (d)	COF 11 + 1.430%	3.4780	06/20/35	90,162
1,582,382	Banc of America Funding 2006-A Trust (b)		3.4260	02/20/36	1,394,677
1,184,904	Banc of America Funding 2006-A Trust (b)		3.7820	02/20/36	954,985
178,291	Banc of America Funding 2006-B Trust (b)		2.3710	03/20/36	160,142
504,580	Banc of America Funding 2006-B Trust (b)		2.6060	03/20/36	413,603
142,280	Banc of America Funding 2006-C Trust (b)		3.1620	04/20/36	117,413
583,197	Banc of America Funding 2006-D Trust (b)		3.4990	05/20/36	500,379
473,222	Banc of America Funding 2006-F Trust (b)		3.3090	07/20/36	398,465
24,630	Banc of America Funding 2006-G Trust (d)	US0012M + 1.750%	7.3030	07/20/36	23,882
99,737	Banc of America Funding 2006-I Trust (b)		2.9170	10/20/46	77,258
67,653	Banc of America Funding 2007-4 Trust		5.5000	11/25/34	59,660
74,610	Banc of America Funding 2007-7 Trust (e)		—	09/25/37	33,452
452,540	Banc of America Funding 2007-8 Trust		6.0000	01/25/23	227,595
94,831	Banc of America Funding 2007-C Trust (d)	US0001M + 0.540%	4.8930	05/20/47	90,209
781,887	Banc of America Funding 2016-R2 Trust (b),(c)		4.7000	05/01/33	753,163
1,389,697	Banc of America Funding Corporation (b)		4.0920	09/25/48	1,313,071
49,939	Banc of America Mortgage 2005-A Trust (b)		2.5420	02/25/35	47,527
443,374	Banc of America Mortgage 2005-G Trust (b)		3.7640	08/25/35	394,228
518,406	Banc of America Mortgage 2005-I Trust (b)		4.2250	10/25/35	493,339
102,469	Banc of America Mortgage 2006-A Trust (b)		3.3670	02/25/36	84,495
76,854	Banc of America Mortgage 2006-B Trust (b)		3.8730	11/20/46	67,642
21,757	Banc of America Mortgage Trust 2005-3		5.5000	03/25/35	18,612
178,992	Bayview Commercial Asset Trust 2005-3 (c),(d)	US0001M + 0.960%	5.3490	11/25/35	159,728
2,203,552	BCAP, LLC 2009-RR10 Trust (b),(c)		5.9960	02/26/36	2,000,252
2,456,421	BCAP, LLC 2010-RR11-I Trust (b),(c)		3.2190	06/27/36	2,322,637
2,564,007	BCAP, LLC 2011-RR4-I Trust (c)		5.2500	04/26/37	1,508,997
4,203,428	BCAP, LLC 2013-RR7 Trust (b),(c)		3.5800	12/27/34	3,641,133
42,482	BCAP, LLC Trust 2007-AA2		6.0000	01/25/23	41,871
161,782	Bear Stearns ALT-A Trust 2004-12 (b)		3.6400	01/25/35	146,475
9,425	Bear Stearns ALT-A Trust 2004-9 (b)		4.8140	09/25/34	9,100
100,164	Bear Stearns ALT-A Trust 2005-10 (b)		3.6230	01/25/36	90,524

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
4,835,168	Bear Stearns ALT-A Trust 2005-10 (d)	US0001M + 0.500%	4.8890	01/25/36	$6,182,633
49,919	Bear Stearns ALT-A Trust 2005-4 (b)		3.2450	05/25/35	47,631
2,918,015	Bear Stearns ALT-A Trust 2006-1 (d)	US0001M + 0.480%	4.8690	02/25/36	2,837,008
1,830,092	Bear Stearns ALT-A Trust 2006-2 (d)	US0001M + 0.440%	4.8290	04/25/36	2,502,729
93,229	Bear Stearns ALT-A Trust 2006-3 (b)		3.2650	05/25/36	67,095
447,204	Bear Stearns ALT-A Trust 2006-3 (b)		3.3230	05/25/36	256,011
194,637	Bear Stearns ALT-A Trust 2006-3 (d)	US0001M + 0.380%	4.7690	05/25/36	209,252
41,216	Bear Stearns ALT-A Trust II 2007-1 (b)		3.5760	09/25/47	21,406
45,280	Bear Stearns ARM Trust 2003-8 (b)		2.3200	01/25/34	41,306
10,592	Bear Stearns ARM Trust 2004-1 (b)		3.2570	04/25/34	10,117
61,271	Bear Stearns ARM Trust 2004-10 (b)		3.9650	01/25/35	55,319
389,472	Bear Stearns ARM Trust 2004-9 (b)		2.1580	11/25/34	359,773
225,914	Bear Stearns ARM Trust 2005-3 (b)		3.9330	06/25/35	214,208
305,029	Bear Stearns ARM Trust 2005-6 (b)		3.8840	08/25/35	273,542
988,725	Bear Stearns ARM Trust 2006-4 (b)		4.1300	10/25/36	867,178
51,095	Bear Stearns ARM Trust 2007-5 (b)		3.6890	08/25/47	44,772
3,402,823	Bear Stearns ARM Trust 2007-5 (b)		4.0260	08/25/47	3,012,096
174,468	Bear Stearns Asset Backed Securities I Trust (d)	US0001M + 1.000%	5.3890	08/25/35	121,096
11,137	Bear Stearns Asset Backed Securities Trust (f)		5.2500	10/25/33	10,780
29,304	Bear Stearns Asset Backed Securities Trust (f)		5.7500	10/25/33	29,556
858,692	Bear Stearns Mortgage Funding Trust 2006-SL5 (d)	US0001M + 0.300%	4.3160	12/25/36	985,440
46,935	Bear Stearns Mortgage Securities, Inc. (b)		6.4260	03/25/31	46,251
8,019	Bear Stearns Mortgage Securities, Inc. (b)		6.4260	03/25/31	7,787
37,283,446	CBASS 1248MKAB1 DEL TR 2011-1 (c),(d)	US0001M + 0.460%	0.0860	02/25/37	845,022
181,239	Chase Mortgage Finance Trust		5.0000	05/25/35	181,549
1,092,402	ChaseFlex Trust Series 2005-2		7.5000	06/25/35	671,336
41,031	CHL Mortgage Pass-Through Trust 2003-56 (b)		4.0890	12/25/33	37,080
345,311	CHL Mortgage Pass-Through Trust 2004-14 (b)		3.9150	08/25/34	305,754
282,212	CHL Mortgage Pass-Through Trust 2004-2 (b)		2.7470	02/25/34	241,619
272,831	CHL Mortgage Pass-Through Trust 2004-5		5.0000	05/25/34	262,277
1,532,349	CHL Mortgage Pass-Through Trust 2004-7 (b)		0.4880	05/25/34	281,163
89,275	CHL Mortgage Pass-Through Trust 2004-7 (b)		3.1610	06/25/34	82,269
45,701	CHL Mortgage Pass-Through Trust 2004-8 (e)		—	07/25/34	31,121
1,985	CHL Mortgage Pass-Through Trust 2005-11 (d)	US0001M + 0.320%	4.7090	04/25/35	1,047

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
156,157	CHL Mortgage Pass-Through Trust 2005-15		5.1000	08/25/35	$147,448
1,881	CHL Mortgage Pass-Through Trust 2005-7 (d)	US0001M + 0.720%	6.7240	03/25/35	616
126,920	CHL Mortgage Pass-Through Trust 2005-HYB6 (b)		2.9640	10/20/35	115,119
256,301	CHL Mortgage Pass-Through Trust 2005-J2		5.0000	08/25/35	156,634
93,451	Citicorp Mortgage Securities Trust Series 2006-1		6.0000	02/25/36	87,173
269,307	Citicorp Mortgage Securities, Inc.		5.5000	03/25/35	255,494
6,003	Citigroup Global Markets Mortgage Securities VII (b)		4.6110	10/25/23	5,922
113,583	Citigroup Mortgage Loan Trust 2004-HYB2 (b)		2.9820	03/25/34	102,231
30,676	Citigroup Mortgage Loan Trust 2005-11 (d)	H15T1Y + 2.400%	6.4700	11/25/35	29,084
480,851	Citigroup Mortgage Loan Trust 2006-AR2 (b)		2.9440	03/25/36	444,782
99,786	Citigroup Mortgage Loan Trust 2006-AR5 (b)		3.1990	07/25/36	105,210
1,692,258	Citigroup Mortgage Loan Trust 2008-RR1 (c),(d)	US0001M + 0.070%	4.4590	01/25/37	1,530,224
331,065	Citigroup Mortgage Loan Trust 2009-4 (b),(c)		5.4760	05/25/35	297,535
181,292	Citigroup Mortgage Loan Trust 2010-8 (b),(c)		3.6730	11/19/35	161,725
33,834	Citigroup Mortgage Loan Trust 2013-8 (b),(c)		3.8490	05/25/35	27,963
347,949	Citigroup Mortgage Loan Trust 2013-8 (b),(c)		3.9910	11/25/36	256,162
159,654	Citigroup Mortgage Loan Trust 2019-E (c),(f)		6.2280	11/25/70	157,361
819,638	Citigroup Mortgage Loan Trust, Inc. (c),(d)	US0001M + 0.400%	4.7890	01/25/29	769,192
58,598	Citigroup Mortgage Loan Trust, Inc.		8.0000	08/25/34	58,455
1,023,050	Citigroup Mortgage Loan Trust, Inc.		5.7500	11/25/35	752,068
86,359	CitiMortgage Alternative Loan Trust (e)		—	01/25/37	49,070
176,051	CitiMortgage Alternative Loan Trust (a),(d)	US0001M + 5.400%	1.0110	01/25/37	6,588
18,425	CitiMortgage Alternative Loan Trust		6.0000	01/25/37	16,209
31,827,712	COMM 2007-C9 Mortgage Trust (a),(b),(c)		0.4330	12/10/49	514,339
382,543	Credit Suisse First Boston Mortgage Securities		5.5000	08/25/25	311,128
259,169	Credit Suisse First Boston Mortgage Securities(b)		8.1000	09/25/31	248,366
285,666	Credit Suisse First Boston Mortgage Securities (b),(c)		3.1830	03/25/32	259,105
115,064	Credit Suisse First Boston Mortgage Securities (b)		7.0000	06/25/32	107,398
22,512	Credit Suisse First Boston Mortgage Securities (b)		3.8330	11/25/32	18,678
88,278	Credit Suisse First Boston Mortgage Securities (b)		3.8330	11/25/32	82,091
468,112	Credit Suisse First Boston Mortgage Securities (b)		7.3530	11/25/32	458,926
23,166	Credit Suisse First Boston Mortgage Securities (b)		6.9280	12/25/32	21,366
72,337	Credit Suisse First Boston Mortgage Securities (b)		5.6670	04/25/33	57,518

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
117,662	Credit Suisse First Boston Mortgage Securities		6.5000	04/25/33	$114,207
29,642	Credit Suisse First Boston Mortgage Securities		6.5000	09/25/33	28,370
52,028	Credit Suisse First Boston Mortgage Securities		5.0000	09/25/34	44,023
836,709	Credit Suisse First Boston Mortgage Securities		5.2500	01/25/36	713,310
2,249	CSFB Mortgage-Backed Pass-Through Certificates		5.0000	11/25/28	2,058
595,015	CSFB Mortgage-Backed Pass-Through Certificates		7.0000	10/25/32	567,692
139,591	CSFB Mortgage-Backed Pass-Through Certificates (d)	US0001M + 2.900%	7.2890	07/25/33	132,362
62,865	CSFB Mortgage-Backed Pass-Through Certificates		5.5000	11/25/33	60,794
211,367	CSFB Mortgage-Backed Pass-Through Certificates		6.0000	11/25/33	200,365
125,597	CSFB Mortgage-Backed Pass-Through Certificates		6.5000	12/25/33	116,162
12,064	CSFB Mortgage-Backed Pass-Through Certificates (b)		3.5670	01/25/34	11,630
75,839	CSFB Mortgage-Backed Pass-Through Certificates (b)		2.6810	06/25/34	75,179
7,187	CSFB Mortgage-Backed Pass-Through Certificates (b)		3.4500	06/25/34	6,886
690,649	CSFB Mortgage-Backed Pass-Through Certificates (d)	US0001M + 0.350%	4.7390	10/25/35	578,593
7,659,480	CSFB Mortgage-Backed Pass-Through Certificates		1.0590	11/25/35	1,500,471
45,520	CSFB Mortgage-Backed Trust (b)		3.9470	10/25/34	45,087
2,085,918	CSMC Mortgage-Backed Trust 2006-9		6.5000	11/25/36	1,420,160
553,503	CSMC Mortgage-Backed Trust 2007-1		6.0000	02/25/37	331,438
970,151	CSMC Mortgage-Backed Trust 2007-3 (b)		1.8070	04/25/37	244,810
155,725	CSMC Mortgage-Backed Trust 2007-3 (d)	US0001M + 0.250%	4.6390	04/25/37	124,561
196,083	CSMC Mortgage-Backed Trust 2007-3		5.0000	04/25/37	160,992
2,301,713	CSMC Mortgage-Backed Trust 2007-4		0.9820	06/25/37	349,482
190,716	CSMC Mortgage-Backed Trust 2007-4 (d)	US0001M + 0.400%	4.7890	06/25/37	120,620
41,543	CSMC Mortgage-Backed Trust 2007-5		6.0000	04/25/29	38,662
104,677	CSMC Series 2011-6R (b),(c)		3.3230	04/28/37	95,798
132,016	CSMC Series 2014-4R (c),(d)	US0001M + 0.200%	4.2640	02/27/36	119,963
171,478	Deutsche Alt-B Securities Inc Mortgage Loan Trust (b)		4.8370	06/25/36	141,073
129,167	Deutsche Alt-B Securities Mortgage Loan Trust (f)		6.3650	02/25/36	119,483
33,848	Deutsche Mortgage Sec Inc Mort Loan Tr Ser 2004-1 (b)		5.5000	09/25/33	30,820
107,125	Deutsche Mortgage Securities Inc Mortgage Loan (c),(d)	US0001M + 0.280%	4.5980	04/15/36	97,379

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
392,089	Deutsche Mortgage Securities Inc Mortgage Loan (c),(d)	US0001M + 0.280%	4.5980	04/15/36	$356,416
51,835	Deutsche Mortgage Securities Inc Mortgage Loan (c),(d)	US0001M + 0.290%	4.6080	04/15/36	46,548
178,410	DSLA Mortgage Loan Trust 2004-AR1 (d)	US0001M + 0.840%	5.1790	09/19/44	154,015
1,104,839	DSLA Mortgage Loan Trust 2004-AR2 (d)	US0001M + 0.800%	5.1390	11/19/44	913,434
297,983	DSLA Mortgage Loan Trust 2004-AR2 (d)	US0001M + 0.800%	5.1390	11/19/44	272,049
134,192	DSLA Mortgage Loan Trust 2005-AR5 (d)	US0001M + 0.660%	4.9990	09/19/45	83,890
2,521,598	DSLA Mortgage Loan Trust 2007-AR1 (d)	US0001M + 0.140%	4.4790	04/19/47	2,010,904
49,001	Fannie Mae Interest Strip (a)		6.5000	10/25/23	1,008
263,112	Fannie Mae Interest Strip (a),(b)		3.5000	04/25/27	9,648
159,318	Fannie Mae Interest Strip (a)		6.0000	01/25/35	29,532
355,151	Fannie Mae Interest Strip (a)		4.5000	08/25/35	55,189
223,620	Fannie Mae Interest Strip (a),(b)		5.0000	03/25/38	35,785
485,584	Fannie Mae Interest Strip (a)		5.0000	01/25/40	95,888
409,643	Fannie Mae REMICS (a),(d)	US0001M + 6.500%	2.1110	05/25/40	6,631
354,212	Fannie Mae REMICS (a),(d)	US0001M + 6.150%	1.7610	01/25/49	28,532
1,230,590	Fannie Mae Trust 2003-W6 (a),(d)	US0001M + 7.600%	3.2110	09/25/42	123,542
168,597	First Horizon Alternative Mortgage Securities (b)		3.9470	12/25/34	155,751
373,857	First Horizon Alternative Mortgage Securities (b)		3.5520	02/25/35	319,457
31,902	First Horizon Alternative Mortgage Securities (b)		3.6050	03/25/35	19,962
899,456	First Horizon Alternative Mortgage Securities (b)		4.3890	05/25/35	489,592
251,775	First Horizon Alternative Mortgage Securities (b)		4.7590	07/25/35	169,574
1,112	First Horizon Alternative Mortgage Securities (b)		0.0001	07/25/36	—
653,902	First Horizon Mortgage Pass-Through Trust (b)		4.6250	01/25/36	445,870
24,431	First Horizon Mortgage Pass-Through Trust 2000-H (b)		2.8260	05/25/30	22,817
22,494	First Horizon Mortgage Pass-Through Trust 2000-H (b)		3.2460	05/25/30	20,642
169,897	First Horizon Mortgage Pass-Through Trust 2004-FL1 (d)	US0001M + 0.270%	4.6590	02/25/35	144,690
220,434	First Horizon Mortgage Pass-Through Trust 2005-AR4 (b)		3.9300	10/25/35	204,728
56,924	First Horizon Mortgage Pass-Through Trust 2007-AR2 (b)		3.8570	07/25/37	37,289
352,693	Freddie Mac REMICS (a),(d)	US0001M + 6.000%	1.6820	11/15/40	31,947
297,944	Freddie Mac Strips (a)		6.0000	06/15/39	65,514
331,617	Freddie Mac Strips (a),(b)		4.5000	05/15/49	71,354

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
3,122,821	Freddie Mac Structured Pass-Through Certificates (a),(b)		0.5240	05/25/43	$64,448
586,011	Global Mortgage Securitization Ltd. (c),(d)	US0001M + 0.320%	4.7090	11/25/32	565,011
170,330	GMACM Mortgage Loan Trust 2004-J2 (e)		—	06/25/34	137,340
1,874,097	GMACM Mortgage Loan Trust 2005-AR4 (b)		3.7600	07/19/35	1,554,913
477,849	GMACM Mortgage Loan Trust 2005-AR6(b)		3.6000	11/19/35	393,421
49,763	GMACM Mortgage Loan Trust 2005-AR6 (b)		3.6730	11/19/35	42,223
412,320	Government National Mortgage Association (a),(f)		4.0000	09/16/25	9,605
185,245	Government National Mortgage Association (a),(d)	US0001M + 7.550%	3.1970	02/20/33	4,868
178,394	Government National Mortgage Association (a)		5.0000	05/20/34	24,394
180,567	Government National Mortgage Association (a)		5.0000	10/20/39	33,344
141,373	Government National Mortgage Association (a),(d)	US0001M + 5.400%	1.0470	05/20/41	9,691
167,093	Government National Mortgage Association (a),(d)	US0001M + 5.450%	1.0970	06/20/41	11,454
524,754	GreenPoint Mortgage Funding Trust 2005-AR4 (d)	US0001M + 0.520%	4.9090	10/25/45	505,891
317,067	GreenPoint Mortgage Funding Trust 2005-AR5 (d)	US0001M + 0.540%	4.9290	11/25/45	285,199
332,527	GreenPoint Mortgage Funding Trust 2005-AR5 (d)	US0001M + 0.560%	4.9490	11/25/45	252,332
734,795	GreenPoint Mortgage Funding Trust 2006-AR2 (d)	12MTA + 2.000%	3.6890	03/25/36	695,014
71,840	GreenPoint Mortgage Funding Trust 2006-AR3 (d)	US0001M + 0.420%	4.8090	04/25/36	59,432
585,570	GreenPoint Mortgage Loan Trust 2004-1 (d)	US0001M + 1.150%	5.5390	10/25/34	461,965
375,984	GreenPoint MTA Trust 2005-AR3 (d)	US0001M + 0.480%	4.8690	08/25/45	282,840
148,903	GSMPS Mortgage Loan Trust (b),(c)		7.7500	05/19/27	144,989
62,639	GSMPS Mortgage Loan Trust (b),(c)		5.0250	09/19/27	60,281
174,784	GSMPS Mortgage Loan Trust (b),(c)		8.0000	09/19/27	169,663
52,615	GSMPS Mortgage Loan Trust (b),(c)		8.0000	09/19/27	49,021
462,944	GSMPS Mortgage Loan Trust 2001-2 (b),(c)		7.5000	06/19/32	424,435
127,282	GSR Mortgage Loan Trust 2003-1 (b)		2.8420	03/25/33	115,600
14,920	GSR Mortgage Loan Trust 2003-1 (d)	H15T1Y + 1.750%	2.8800	03/25/33	14,522
99,074	GSR Mortgage Loan Trust 2003-3F (b)		5.9670	04/25/33	93,597
114,534	GSR Mortgage Loan Trust 2003-3F		6.0000	04/25/33	110,169
185,209	GSR Mortgage Loan Trust 2003-4F (b)		5.9150	05/25/33	187,868
405,982	GSR Mortgage Loan Trust 2003-9 (d)	US0012M + 1.750%	7.1190	08/25/33	374,677
857	GSR Mortgage Loan Trust 2004-10F		4.5000	09/25/34	852
15,281	GSR Mortgage Loan Trust 2004-13F		6.0000	11/25/34	14,551
204,969	GSR Mortgage Loan Trust 2004-15F (d)	US0001M + 0.300%	4.6890	12/25/34	189,417
14,038	GSR Mortgage Loan Trust 2004-8F		6.0000	09/25/34	13,831

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
20,157	GSR Mortgage Loan Trust 2005-5F		5.5000	06/25/35	$19,498
65,222	GSR Mortgage Loan Trust 2005-7F		5.5000	09/25/35	61,662
580,558	GSR Mortgage Loan Trust 2005-8F		5.5000	11/25/35	523,427
435,021	GSR Mortgage Loan Trust 2005-8F		5.5000	11/25/35	392,211
100,504	GSR Mortgage Loan Trust 2005-8F		5.5000	11/25/35	90,924
227,657	GSR Mortgage Loan Trust 2005-AR5 (b)		3.3940	10/25/35	205,418
11,156	GSR Mortgage Loan Trust 2005-AR6 (b)		3.5050	09/25/35	10,864
17,581	GSR Mortgage Loan Trust 2005-AR6 (b)		3.6010	09/25/35	16,274
323,888	GSR Mortgage Loan Trust 2005-AR7 (b)		3.9850	11/25/35	265,155
35,645	GSR Mortgage Loan Trust 2005-AR7 (b)		4.0520	11/25/35	32,541
958,557	GSR Mortgage Loan Trust 2006-10F		5.7500	12/25/36	2,119,974
1,012,366	GSR Mortgage Loan Trust 2006-1F (d)	US0001M + 0.950%	5.3390	02/25/36	1,967,885
843,133	GSR Mortgage Loan Trust 2006-1F		5.5000	02/25/36	626,363
1,561,580	GSR Mortgage Loan Trust 2006-2F		5.7500	02/25/36	1,368,580
1,845,162	GSR Mortgage Loan Trust 2006-2F		5.7500	02/25/36	1,617,114
65,014,841	GSR Mortgage Loan Trust 2006-4F		5.5000	05/25/36	1,380,000
875,000	GSR Mortgage Loan Trust 2006-4F		5.5000	05/25/36	425,000
2,604,000	GSR Mortgage Loan Trust 2006-4F		5.5000	05/25/36	875,000
10,991	GSR Mortgage Loan Trust 2006-7F		6.0000	08/25/36	1,925,000
548,763	GSR Mortgage Loan Trust 2007-1F		5.5000	01/25/37	1,042,138
306,391	GSR Mortgage Loan Trust 2007-1F		5.5000	01/25/37	373,569
546,206	GSR Mortgage Loan Trust 2007-1F		6.0000	01/25/37	371,163
1,170,693	GSR Mortgage Loan Trust 2007-3F		5.7500	05/25/37	2,258,914
65,271	GSR Mortgage Loan Trust 2007-4F		5.0000	07/25/37	91,282
2,659,388	GSR Mortgage Loan Trust 2007-4F		5.7500	07/25/37	3,952,281
533,561	GSR Mortgage Loan Trust 2007-AR1 (b)		3.3670	03/25/37	465,303
76,443	HarborView Mortgage Loan Trust 2003-1 (b)		3.3460	05/19/33	57,920
308,052	HarborView Mortgage Loan Trust 2004-1 (b)		3.6390	04/19/34	228,936
1,454,183	HarborView Mortgage Loan Trust 2004-8 (d)	US0001M + 0.800%	5.1390	11/19/34	1,227,767
100,236	HarborView Mortgage Loan Trust 2004-9 (d)	US0001M + 0.780%	5.1190	12/19/34	86,776
3,429	HarborView Mortgage Loan Trust 2005-1 (d)	US0001M + 0.660%	4.9990	03/19/35	2,395
25,839	HarborView Mortgage Loan Trust 2005-14 (b)		3.8380	12/19/35	17,938
194,686	HarborView Mortgage Loan Trust 2005-14 (b)		3.9280	12/19/35	181,696
946,953	HarborView Mortgage Loan Trust 2005-16 (d)	12MTA + 2.000%	4.0480	01/19/37	728,243

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
2,300,503	HarborView Mortgage Loan Trust 2005-2 (d)	US0001M + 0.520%	1.2660	05/19/35	$774,781
55,362	HarborView Mortgage Loan Trust 2005-4 (b)		3.4820	07/19/35	54,150
20,187	HarborView Mortgage Loan Trust 2005-8 (d)	US0001M + 0.660%	4.9990	09/19/35	14,491
27,432	Impac CMB Trust Series 2003-11 (d)	US0001M + 4.500%	8.8890	10/25/33	25,415
1,767	Impac CMB Trust Series 2003-8 (d)	US0001M + 2.625%	7.0140	10/25/33	1,733
3,215	Impac CMB Trust Series 2003-8 (d)	US0001M + 4.500%	8.8890	10/25/33	3,105
149,926	Impac CMB Trust Series 2004-10 (d)	US0001M + 0.800%	5.1890	03/25/35	135,157
37,852	Impac CMB Trust Series 2004-10 (d)	US0001M + 1.500%	5.8890	03/25/35	34,086
176,402	Impac CMB Trust Series 2004-10 (d)	US0001M + 2.775%	7.1640	03/25/35	165,039
223,205	Impac CMB Trust Series 2005-4 (d)	US0001M + 0.380%	5.1490	05/25/35	180,959
1,012,763	Impac CMB Trust Series 2005-4 (d)	US0001M + 1.650%	6.8640	05/25/35	884,327
252,399	Impac Secured Assets CMN Owner Trust (b)		5.3030	08/25/33	232,841
144,608	Impac Secured Assets CMN Owner Trust (b)		3.5390	07/25/35	123,849
32,516	Impac Secured Assets Trust 2006-2 (d)	US0001M + 1.650%	6.0390	08/25/36	32,404
141,350	IndyMac ARM Trust 2001-H1 (b)		3.1950	08/25/31	71,246
80,109	IndyMac IMSC Mortgage Loan Trust 2007-F3 (e)		—	09/25/37	45,825
85,775	IndyMac INDA Mortgage Loan Trust 2005-AR1 (b)		3.7020	11/25/35	80,964
18,420	IndyMac INDA Mortgage Loan Trust 2005-AR2 (b)		3.4280	01/25/36	16,697
72,113	IndyMac INDA Mortgage Loan Trust 2007-AR4 (b)		3.9560	08/25/37	64,399
28,776	IndyMac INDX Mortgage Loan Trust 2004-AR10 (d)	US0001M + 0.920%	5.3090	05/25/34	25,229
165,329	IndyMac INDX Mortgage Loan Trust 2004-AR5 (d)	US0001M + 0.860%	5.2490	08/25/34	136,413
2,155,644	IndyMac INDX Mortgage Loan Trust 2005-AR9 (b)		3.5650	07/25/35	1,907,175
167,512	IndyMac INDX Mortgage Loan Trust 2006-AR2 (d)	US0001M + 0.420%	4.8090	02/25/46	117,455
110,011	IndyMac INDX Mortgage Loan Trust 2006-AR33 (b)		3.5400	01/25/37	95,789
1,106,081	Jefferies Resecuritization Trust 2009-R6 (b),(c)		3.8080	08/26/35	1,023,662
652,441	Jefferies Resecuritization Trust 2009-R7 (b),(c)		3.5780	10/21/35	660,678
419,150	JP Morgan Alternative Loan Trust		5.0000	12/25/35	319,347
3,596,776	JP Morgan Alternative Loan Trust (b)		3.1790	03/25/36	3,362,286
57,257	JP Morgan Alternative Loan Trust (f)		6.6900	05/25/36	56,617
23,975	JP Morgan Mortgage Trust 2004-S2		5.5000	11/25/24	23,804
502,943	JP Morgan Mortgage Trust 2004-S2 (d)	US0001M + 0.400%	4.7890	11/25/34	458,117
231,346	JP Morgan Mortgage Trust 2004-S2		6.0000	11/25/34	203,289
30,954	JP Morgan Mortgage Trust 2005-A3 (b)		4.0110	06/25/35	28,557

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
577,025	JP Morgan Mortgage Trust 2005-A6 (b)		3.6080	08/25/35	$565,909
774,788	JP Morgan Mortgage Trust 2005-A8 (b)		3.7590	11/25/35	629,786
54,038	JP Morgan Mortgage Trust 2007-A2 (b)		3.1040	04/25/37	43,108
236,763	JP Morgan Mortgage Trust 2007-S2		6.0000	06/25/37	234,240
832,963	Lehman Mortgage Trust 2005-2 (d)	US0001M + 0.900%	5.2890	12/25/35	508,790
771,695	Lehman Mortgage Trust 2005-2 (a)		5.5000	12/25/35	125,691
134,133	Lehman Mortgage Trust 2005-2 (d)	US0001M + 28.060%	7.8720	12/25/35	126,201
189,263	Lehman Mortgage Trust 2006-4		6.0000	06/25/49	135,095
472,086	Lehman Mortgage Trust 2006-7 (b)		1.6150	09/25/36	132,663
237,828	Lehman Mortgage Trust 2007-10		2.0470	01/25/38	78,699
128,567	Lehman Mortgage Trust 2007-3 (e)		—	03/25/37	88,211
1,414,921	Lehman Mortgage Trust 2007-5 (a),(d)	US0001M + 7.720%	3.3310	08/25/36	292,911
1,398,012	Lehman Mortgage Trust 2007-5 (d)	US0001M + 0.280%	4.6690	08/25/36	325,747
844,754	Lehman XS Trust Series 2005-5N (d)	US0001M + 0.360%	4.7490	11/25/35	790,950
287,966	Lehman XS Trust Series 2006-2N (d)	US0001M + 0.520%	4.9090	02/25/46	248,371
19,055	Luminent Mortgage Trust 2006-7 (d)	US0001M + 0.340%	4.7290	12/25/36	16,275
298,457	Luminent Mortgage Trust 2006-7 (d)	US0001M + 0.360%	4.7490	12/25/36	267,395
501,912	Luminent Mortgage Trust 2007-2 (d)	US0001M + 0.460%	4.8490	05/25/37	439,245
474,500	MASTR Adjustable Rate Mortgages Trust 2004-11 (d)	US0001M + 2.250%	6.6390	11/25/34	455,876
2,523,705	MASTR Adjustable Rate Mortgages Trust 2004-14 (d)	US0001M + 3.400%	7.7890	01/25/35	1,999,684
1,055,876	MASTR Adjustable Rate Mortgages Trust 2005-6 (b)		1.6320	07/25/35	413,527
1,854,222	MASTR Adjustable Rate Mortgages Trust 2005-6 (b)		1.6320	07/25/35	709,008
3,940,302	MASTR Adjustable Rate Mortgages Trust 2006-OA2 (d)	12MTA + 0.800%	2.8480	12/25/46	2,852,370
352,312	MASTR Adjustable Rate Mortgages Trust 2006-OA2 (d)	12MTA + 0.800%	2.8480	12/25/46	269,942
2,443,861	MASTR Adjustable Rate Mortgages Trust 2006-OA2 (d)	12MTA + 0.850%	2.8980	12/25/46	2,064,473
1,458,597	MASTR Adjustable Rate Mortgages Trust 2006-OA2 (d)	12MTA + 1.200%	3.2480	12/25/46	1,234,921
3,256,685	MASTR Adjustable Rate Mortgages Trust 2007-1 (b)		3.7840	11/25/36	1,906,079
1,575,484	MASTR Adjustable Rate Mortgages Trust 2007-1 (d)	12MTA + 0.740%	2.7880	01/25/47	1,544,258
5,032	MASTR Adjustable Rate Mortgages Trust 2007-1 (d)	US0001M + 0.320%	4.7090	01/25/47	4,927
300,000	MASTR Adjustable Rate Mortgages Trust 2007-3 (d)	US0001M + 0.680%	4.7240	05/25/47	241,303
28,571	MASTR Alternative Loan Trust 2003-4		6.0000	06/25/33	28,550
45,542	MASTR Alternative Loan Trust 2003-5		5.5000	07/25/33	43,423

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
17,643	MASTR Alternative Loan Trust 2003-7		5.7500	11/25/33	$16,560
16,553	MASTR Alternative Loan Trust 2004-10		6.0000	09/25/34	15,803
35,551	MASTR Alternative Loan Trust 2004-11 (b)		5.8500	10/25/34	33,513
18,856	MASTR Alternative Loan Trust 2004-12		5.5000	12/25/34	18,094
545,628	MASTR Alternative Loan Trust 2004-13		5.5000	01/25/35	302,697
54,010	MASTR Alternative Loan Trust 2005-1		6.0000	02/25/35	52,623
57,394	MASTR Alternative Loan Trust 2005-6 (e)		—	12/25/35	19,737
37,056	MASTR Alternative Loan Trust 2006-2 (e)		—	03/25/36	14,940
50,958	MASTR Asset Securitization Trust 2003-11		5.2500	12/25/33	47,578
952,174	MASTR Asset Securitization Trust 2004-11		5.7500	12/25/34	860,860
107,983	MASTR Asset Securitization Trust 2004-11		5.7500	12/25/34	96,107
2,482	MASTR Asset Securitization Trust 2004-3		5.2500	03/25/24	2,399
22,338	MASTR Asset Securitization Trust 2004-3		5.2500	03/25/24	21,712
88,587	MASTR Asset Securitization Trust 2004-9		5.2500	07/25/34	80,153
1,482,396	MASTR Reperforming Loan Trust 2005-1 (c)		7.5000	08/25/34	1,187,920
63,506	MASTR Seasoned Securitization Trust 2003-1 (d)	US0001M + 0.400%	4.7890	02/25/33	60,759
91,150	Mellon Residential Funding Cor Mor Pas Thr Tr Ser (b),(c)		4.3920	10/20/29	83,152
56,210	Mellon Residential Funding Cor Mor Pas Thr Tr Ser (b),(c)		4.3920	10/20/29	51,274
1,843,597	MERIT Securities Corporation (c),(d)	US0001M + 2.250%	6.6390	09/28/32	1,646,645
152,000	Merrill Lynch Alternative Note Asset Trust Series		5.7500	05/25/37	141,853
333,272	Merrill Lynch Mortgage Backed Securities Trust (b)		2.8610	04/25/37	292,571
94,869	Merrill Lynch Mortgage Investors Trust MLMI Series (b)		2.8180	03/25/33	74,975
157,635	Merrill Lynch Mortgage Investors Trust Series (e)		—	08/25/36	12,537
77,148	Merrill Lynch Mortgage Investors Trust Series MLCC (d)	US0001M + 0.945%	5.3340	08/25/28	67,432
58,219	Merrill Lynch Mortgage Investors Trust Series MLCC (d)	US0001M + 2.250%	6.6390	08/25/28	49,957
235,162	Merrill Lynch Mortgage Investors Trust Series MLCC (d)	US0001M + 0.900%	5.2890	10/25/28	213,316
147,774	Merrill Lynch Mortgage Investors Trust Series MLCC (b)		3.2420	06/25/37	143,427
1,209,777	Merrill Lynch Mortgage Investors Trust Series MLMI (b)		2.1580	09/25/35	972,756
179,290	Morgan Stanley Dean Witter Capital I Inc Trust (b)		3.1240	03/25/33	157,746
33,981	Morgan Stanley Mortgage Loan Trust 2004-3		6.0000	04/25/34	32,714

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
776,605	Morgan Stanley Mortgage Loan Trust 2005-10		5.5000	12/25/35	$478,206
345,339	Morgan Stanley Mortgage Loan Trust 2005-2AR (d)	US0001M + 0.500%	4.8890	04/25/35	239,451
187,511	Morgan Stanley Mortgage Loan Trust 2005-4		5.0000	08/25/35	169,024
93,798	Morgan Stanley Mortgage Loan Trust 2006-2		5.2500	01/25/23	81,464
117,291	Morgan Stanley Mortgage Loan Trust 2006-7		5.0000	01/25/23	67,558
181,195	Morgan Stanley Mortgage Loan Trust 2006-7		6.0000	06/25/31	117,119
20,477	Morgan Stanley Re-REMIC Trust 2010-R7 (c)		5.5000	11/26/34	18,571
1,113,653	Morgan Stanley Resecuritization Trust 2014-R4 (b),(c)		3.9970	11/21/35	955,438
10,974,313	Mortgage Loan Resecuritization Trust (c),(d)	US0001M + 0.340%	4.4600	04/16/36	5,633,635
7,376,597	Mortgage Loan Resecuritization Trust (c),(d)	US0001M + 0.340%	4.4600	04/16/36	6,876,234
2,847,595	MortgageIT Mortgage Loan Trust 2006-1 (d)	US0001M + 0.400%	4.7890	04/25/36	2,044,580
160,543	MortgageIT Mortgage Loan Trust 2006-1 (d)	US0001M + 0.460%	4.8490	04/25/36	146,632
298,533	MortgageIT Trust 2004-1 (d)	US0001M + 3.225%	7.6140	11/25/34	280,891
338,798,775	MortgageIT Trust 2005-2 (h)		—	05/25/35	2,300,000
84,692	MortgageIT Trust 2005-2 (d)	US0001M + 1.425%	5.8140	05/25/35	82,947
11,588,699	New Residential Mortgage Loan Trust 2019-5 (a),(b),(c)		0.5000	08/25/59	229,410
16,287,324	New Residential Mortgage Loan Trust 2019-5 (a),(b),(c)		0.7500	08/25/59	483,766
219,803	New York Mortgage Trust 2006-1 (b)		3.0570	05/25/36	186,238
25,158	Nomura Asset Acceptance Corp Alternative Loan (f)		5.8030	03/25/34	23,822
127,260	Nomura Asset Acceptance Corp Alternative Loan (d)	US0001M + 1.020%	5.4090	08/25/34	120,284
9,441	Nomura Asset Acceptance Corp Alternative Loan (f)		6.0710	10/25/34	9,199
1,909,110	Nomura Asset Acceptance Corp Alternative Loan (d)	US0001M + 1.700%	6.0890	10/25/34	1,839,323
1,119,015	Nomura Asset Acceptance Corp Alternative Loan (d)	US0001M + 1.500%	5.8890	12/25/34	993,237
38,583	Nomura Asset Acceptance Corp Alternative Loan (b)		5.6880	07/25/35	37,219
456,193	Nomura Asset Acceptance Corp Alternative Loan (b)		1.5360	05/25/36	101,144
213,625	Nomura Asset Acceptance Corp Alternative Loan (b)		4.2290	06/25/36	158,221
401,831	Nomura Asset Acceptance Corp Alternative Loan (b)		4.5700	06/25/36	397,665
64,117	Nomura Asset Acceptance Corp Alternative Loan (f)		5.9570	03/25/47	59,584
815,125	Nomura Asset Acceptance Corp Alternative Loan (f)		6.1380	03/25/47	757,380

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
110,767	NovaStar Mortgage Funding Trust (d)	US0001M + 0.380%	0.4120	09/25/46	$104,542
121,099	Ocwen Residential MBS Corporation (b),(c)		0.7430	06/25/39	35,651
254,198	PHHMC Series 2006-4 Trust (b)		6.2840	12/18/36	238,499
74,786	Popular A.B.S, Inc. (f)		7.2000	12/25/29	68,560
184,457	Prime Mortgage Trust 2004-1		5.2500	08/25/34	170,503
3,154	Prime Mortgage Trust 2005-1 (c)		5.5000	09/25/34	3,143
99,292	Prime Mortgage Trust 2005-4		5.2500	01/25/23	89,121
13,329	Prime Mortgage Trust 2005-4		5.0000	10/25/35	11,949
2,008,500	Prime Mortgage Trust 2006-DR1 (c)		5.5000	05/25/35	1,720,169
523,086	Prime Mortgage Trust 2006-DR1 (c)		6.0000	05/25/35	423,066
323,099	RALI Series 2004-QA4 Trust (b)		4.0700	09/25/34	296,010
404,507	RALI Series 2004-QA4 Trust (b)		4.8030	09/25/34	345,487
510,154	RALI Series 2004-QA6 Trust (b)		3.3210	12/26/34	444,502
645,940	RALI Series 2004-QA6 Trust (b)		3.8240	12/26/34	555,354
5,015,509	RALI Series 2005-QA11 Trust (b)		1.6620	10/25/35	1,709,315
827,718	RALI Series 2005-QA11 Trust (b)		5.7960	10/25/35	762,142
1,387,613	RALI Series 2005-QA12 Trust (b)		4.6180	12/25/35	1,211,782
1,824,830	RALI Series 2005-QA2 Trust (b)		1.3230	02/25/35	611,847
1,915,930	RALI Series 2005-QA2 Trust (b)		3.4110	02/25/35	1,216,405
191,300	RALI Series 2005-QA2 Trust (b)		3.4290	02/25/35	154,536
203,115	RALI Series 2005-QA3 Trust (b) (h)		—	03/25/35	63,106
63,811	RALI Series 2005-QA3 Trust (b)		3.6020	03/25/35	32,606
458,237	RALI Series 2005-QA4 Trust (b)		3.6410	04/25/35	413,444
167,945	RALI Series 2005-QA4 Trust (b)		4.2570	04/25/35	145,089
768,993	RALI Series 2005-QA6 Trust (b)		3.8160	05/25/35	395,506
79,198	RALI Series 2005-QA8 Trust (b)		3.8350	07/25/35	67,594
440,644	RALI Series 2005-QA8 Trust (b)		4.1680	07/25/35	250,646
2,634,572	RALI Series 2005-QA9 Trust (b)		1.7240	08/25/35	1,002,485
1,612,756	RALI Series 2005-QA9 Trust (b)		3.9500	08/25/35	1,463,950
614,502	RALI Series 2005-QO4 Trust (d)	US0001M + 0.560%	4.9490	12/25/45	487,031
1,201,091	RALI Series 2005-QS5 Trust		5.7000	04/25/35	957,544
6,013	RALI Series 2006-QA1 Trust (b)		5.2360	01/25/36	6,408
138,588	RALI Series 2006-QA2 Trust (b)		5.7500	02/25/36	109,359
7,440,062	RALI Series 2006-QS11 Trust		1.9640	08/25/36	2,381,485

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
60,102	RALI Series 2006-QS12 Trust		5.0000	09/25/36	$44,287
2,949,446	RALI Series 2007-QO5 Trust (d)	12MTA + 3.120%	0.7790	08/25/47	529,755
311,402	RALI Series 2007-QS4 Trust		6.2500	03/25/37	234,496
484,451	RAMP Series 2003-SL1 Trust		8.0000	04/25/31	458,811
376,455	RAMP Series 2004-SL1 Trust		6.5000	11/25/31	335,275
281,279	RAMP Series 2004-SL4 Trust		2.9380	07/25/32	121,733
393,932	RAMP Series 2005-SL1 Trust		1.3190	05/25/32	65,045
511,446	RAMP Series 2005-SL1 Trust		8.0000	05/25/32	337,971
218,150	RAMP Series 2005-SL2 Trust		8.0000	10/25/31	108,820
2,445,976	RBSGC Mortgage Loan Trust 2005-A		6.0000	04/25/35	2,115,146
640,899	RBSGC Mortgage Loan Trust 2007-A		6.0000	01/25/37	521,668
1,402,170	RBSSP Resecuritization Trust 2009-6 (b),(c)		5.2020	08/26/35	581,559
98,529	Reperforming Loan REMIC Trust 2004-R1 (c)		6.5000	11/25/34	88,698
602,693	Reperforming Loan REMIC Trust 2005-R2 (a),(b),(c)		1.7710	06/25/35	26,240
455,369	Reperforming Loan REMIC Trust 2006-R2 (c),(d)	US0001M + 0.420%	4.8090	07/25/36	432,523
250,420	Residential Asset Securitization Trust 2000-A6		8.0000	10/25/30	161,987
474,948	Residential Asset Securitization Trust 2004-A2 (d)	US0001M + 0.550%	4.9390	05/25/34	465,618
23,160	Residential Asset Securitization Trust 2004-A2		5.2500	05/25/34	21,422
228,804	Residential Asset Securitization Trust 2006-A3CB (e)		—	01/25/46	45,511
213,131	Residential Asset Securitization Trust 2006-A3CB (a),(b)		6.0000	01/25/46	48,089
1,372,396	RFMSI Series 2005-SA1 Trust (b)		2.7050	03/25/35	1,117,673
281,082	RFMSI Series 2005-SA3 Trust (b)		3.8080	08/25/35	229,712
843,262	RFMSI Series 2005-SA5 Trust (b)		4.3020	11/25/35	736,367
115,459	RFMSI Series 2006-SA1 Trust (b)		5.2880	02/25/36	95,359
341,923	RFMSI Series 2006-SA2 Trust (b)		4.8750	08/25/36	311,931
242,903	RFMSI Series 2006-SA3 Trust (b)		4.6670	09/25/36	203,885
137,439	RFMSI Series 2006-SA4 Trust (b)		5.1580	11/25/36	113,180
37,399	Sequoia Mortgage Trust 2003-4 (b)		4.7220	07/20/33	31,303
56,284	Sequoia Mortgage Trust 2003-4 (b)		4.7220	07/20/33	46,674
25,418	Sequoia Mortgage Trust 2003-4 (b)		4.7220	07/20/33	19,379
297,357	Sequoia Mortgage Trust 2004-1 (d)	US0001M + 0.825%	5.1780	02/20/34	274,613
21,424	Sequoia Mortgage Trust 2004-5 (d)	US0001M + 0.720%	5.0730	06/20/34	17,592
1,565	Sequoia Mortgage Trust 2004-6 (d)	US0001M + 0.750%	5.1030	07/20/34	1,353

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
182,137	Sequoia Mortgage Trust 2007-1 (b)		4.2010	01/20/47	$139,764
37,947	Sequoia Mortgage Trust 2013-2 (b)		3.6230	02/25/43	35,578
555,646	Sequoia Mortgage Trust 4 (d)	US0001M + 1.250%	5.2070	04/22/25	467,277
71,114	Sequoia Mortgage Trust 6 (d)	US0001M + 1.050%	5.3890	04/19/27	63,873
23,745	Shellpoint Asset Funding Trust 2013-1 (b),(c)		3.8790	07/25/43	22,936
41,877	Sofi Mortgage Trust 2016-1 (b),(c)		3.0000	11/25/46	37,855
51,220	Structured Adjustable Rate Mortgage Loan Trust (b)		3.8920	03/25/34	47,027
1,558,219	Structured Adjustable Rate Mortgage Loan Trust (d)	US0001M + 0.405%	4.7940	06/25/34	1,381,575
261,127	Structured Adjustable Rate Mortgage Loan Trust (d)	US0001M + 0.310%	4.6990	07/25/35	166,293
218,428	Structured Adjustable Rate Mortgage Loan Trust (b)		3.3230	04/25/47	197,769
1,675,193	Structured Asset Investment Loan Trust 2003-BC10 (d)	US0001M + 3.300%	7.6890	10/25/33	1,705,122
252,203	Structured Asset Mortgage Investments II Trust (b)		3.3330	10/19/34	219,644
218,070	Structured Asset Mortgage Investments II Trust (d)	US0001M + 0.400%	4.7390	02/19/35	192,827
1,221,193	Structured Asset Mortgage Investments II Trust (d)	US0001M + 0.400%	4.7890	02/25/36	945,156
81,103	Structured Asset Mortgage Investments II Trust (d)	US0001M + 0.460%	4.8490	02/25/36	69,963
382,691	Structured Asset Mortgage Investments II Trust (d)	US0001M + 0.460%	4.8490	02/25/36	313,782
2,567,719	Structured Asset Mortgage Investments II Trust (d)	US0001M + 0.620%	5.0090	02/25/36	2,424,335
4,768,222	Structured Asset Mortgage Investments II Trust (b)		0.9410	05/25/36	1,398,178
159,477	Structured Asset Mortgage Investments II Trust (b)		3.1300	05/25/36	86,771
62,071	Structured Asset Mortgage Investments II Trust (d)	US0001M + 0.150%	4.5390	02/25/37	54,273
735,261	Structured Asset Mortgage Investments II Trust (d)	US0001M + 0.260%	2.1120	03/25/37	243,617
1,637,829	Structured Asset Mortgage Investments II Trust (d)	US0001M + 0.420%	2.5540	05/25/46	655,656
753,472	Structured Asset Mortgage Investments II Trust (d)	US0001M + 0.420%	4.8090	05/25/46	477,605
499,339	Structured Asset Mortgage Investments Trust (d)	US0001M + 1.200%	5.5390	05/19/33	442,628
43,263	Structured Asset Mortgage Investments Trust 2001-4(b)		3.5250	10/25/24	37,596
470,369	Structured Asset Sec Corp Mort Pass Thr Certs		6.5000	07/25/28	265,594
1,857,499	Structured Asset Sec Corp Mort Passthr Certs Ser (b)		3.9820	01/25/34	1,269,947
43,227	Structured Asset Sec Mortgage Pass-Through (b)		4.3940	11/25/32	41,446

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
130,260	Structured Asset Securities Corp Assistance Loan(c)		3.3560	01/25/31	$67,861
1,337,419	Structured Asset Securities Corp Mor Cer Ser (b)		4.0260	10/25/33	1,141,880
86,514	Structured Asset Securities Corp Mortgage (f)		3.7430	08/25/33	86,108
523,981	Structured Asset Securities Corp Mortgage (f)		4.9360	06/25/34	491,456
508,696	TBW Mortgage-Backed Pass-Through Certificates		6.5000	04/25/36	326,854
1,246,966	TBW Mortgage-Backed Trust 2006-6 (f)		1.2570	01/25/37	322,224
483,804	TBW Mortgage-Backed Trust		1.7900	07/25/36	188,364
959,090	Terwin Mortgage Trust 2006-9HGA (c),(d)	US0001M + 0.560%	0.0001	10/25/37	362,421
324,760	Terwin Mortgage Trust 2007-6ALT (c),(d)	US0001M + 0.600%	4.9890	08/25/38	235,036
61,259	Thornburg Mortgage Securities Trust 2005-1 (b)		2.4180	04/25/45	57,098
140,347	Thornburg Mortgage Securities Trust 2007-3 (d)	US0012M + 1.250%	6.6660	06/25/47	130,556
5,725,206	Voyager CBASS Delaware Trust (b),(c)		0.0860	02/26/37	82,617
15,541,485	Voyager CBASS Delaware Trust (b),(c)		0.3110	02/26/37	224,270
1,007,797	Voyager CNTYW Delaware Trust (b),(c)		4.5680	03/16/30	951,227
1,203,399	Voyager CNTYW Delaware Trust (b),(c)		4.6180	12/16/33	1,141,505
3,750,410	Voyager CNTYW Delaware Trust (b),(c)		4.5580	02/16/36	3,351,418
1,134,543	Voyager CNTYW Delaware Trust (b),(c)		4.5580	02/16/36	1,022,595
9,568,237	Voyager CNTYW Delaware Trust (b),(c)		4.5180	05/16/36	8,498,249
2,485,928	Voyager OPTONE Delaware Trust (a),(b),(c)		1.1550	02/25/38	688,810
1,638,403	Wachovia Mortgage Loan Trust, LLC Series 2005-A (b)		3.4540	08/20/35	1,461,082
301,526	Wachovia Mortgage Loan Trust, LLC Series 2005-A (b)		3.5390	08/20/35	281,729
52,218	Wachovia Mortgage Loan Trust, LLC Series 2006-A (b)		2.8580	05/20/36	47,781
559,033	Wachovia Mortgage Loan Trust, LLC Series 2007-A (b)		3.2370	03/20/37	490,829
33,110	WaMu Mortgage Backed Pass Through Certificates (b),(c)		2.6530	12/19/39	27,901
25,884	WaMu Mortgage Backed Pass Through Certificates (b),(c)		2.6530	12/19/39	18,331
129,391	WaMu Mortgage Backed Pass Through Certificates (b)		2.6530	12/19/39	116,733
44,129	WaMu Mortgage Backed Pass Through Certificates (b),(c)		2.6530	12/19/39	37,883
108,076	WaMu Mortgage Pass-Through Certificates Series (b)		4.4950	10/25/32	98,395
240,676	WaMu Mortgage Pass-Through Certificates Series		5.7500	01/25/33	221,904

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
451,118	WaMu Mortgage Pass-Through Certificates Series (b)		3.0550	02/25/33	$413,693
29,427	WaMu Mortgage Pass-Through Certificates Series (b)		3.2060	06/25/33	27,253
164,352	WaMu Mortgage Pass-Through Certificates Series (b)		3.4540	06/25/33	151,449
1,059,615	WaMu Mortgage Pass-Through Certificates Series (b)		4.7460	06/25/33	507,390
107,221	WaMu Mortgage Pass-Through Certificates Series (b)		4.1610	08/25/33	101,241
158,863	WaMu Mortgage Pass-Through Certificates Series (b)		4.1300	09/25/33	121,830
780,481	WaMu Mortgage Pass-Through Certificates Series (b)		5.8980	01/25/34	713,031
77,403	WaMu Mortgage Pass-Through Certificates Series		5.5000	06/25/34	75,052
12,934	WaMu Mortgage Pass-Through Certificates Series		5.5000	07/25/34	12,469
54,591	WaMu Mortgage Pass-Through Certificates Series (b)		3.7020	10/25/36	46,775
249,725	WaMu Mortgage Pass-Through Certificates Series (b)		2.2290	11/25/41	204,311
90,390	WaMu Mortgage Pass-Through Certificates Series (d)	12MTA + 1.400%	3.0890	06/25/42	76,317
14,819	WaMu Mortgage Pass-Through Certificates Series (c),(d)	12MTA + 1.400%	3.0890	06/25/42	9,587
87,777	WaMu Mortgage Pass-Through Certificates Series (d)	12MTA + 1.400%	3.0890	06/25/42	75,357
175,160	WaMu Mortgage Pass-Through Certificates Series (d)	12MTA + 1.400%	3.0890	06/25/42	151,829
61,571	WaMu Mortgage Pass-Through Certificates Series (d)	12MTA + 1.400%	3.0890	08/25/42	55,675
15,020	WaMu Mortgage Pass-Through Certificates Series (d)	12MTA + 1.400%	3.0890	08/25/42	7,983
1,912,485	WaMu Mortgage Pass-Through Certificates Series (d)	12MTA + 0.980%	2.6690	07/25/46	1,622,647
17,003	WaMu Pass Through Certificates Series 2002-AR12 (b)		4.3250	10/25/32	15,426
10,518	WaMu Pass Through Certificates Series 2002-AR12 (b)		4.3250	10/25/32	9,221
1,348,519	Washington Mutual Mortgage Pass-Through		5.5000	03/25/35	1,068,867
83,968	Washington Mutual Mortgage Pass-Through		5.5000	03/25/35	74,099
1,945,576	Washington Mutual Mortgage Pass-Through (d)	US0001M + 0.500%	4.8890	02/25/36	1,573,399
340,205	Washington Mutual Mortgage Pass-Through		6.0000	03/25/36	258,141
294,920	Washington Mutual Mortgage Pass-Through		6.0000	04/25/37	251,043
56,619	Washington Mutual Mortgage Pass-Through (d)	12MTA + 0.940%	2.6290	04/25/46	46,334
421,343	Washington Mutual Mortgage Pass-Through (d)	12MTA + 0.940%	2.6290	07/25/46	256,792
656,003	Washington Mutual Mortgage Pass-Through (d)	12MTA + 0.960%	2.6490	08/25/46	401,377
164,945	Washington Mutual Mortgage Pass-Through (d)	12MTA + 0.850%	2.5390	10/25/46	133,695
30,750	Washington Mutual MSC Mortgage Pass-Through (c)		6.5000	10/19/29	28,177
30,750	Washington Mutual MSC Mortgage Pass-Through (c)		6.5000	10/19/29	28,195
364,115	Washington Mutual MSC Mortgage Pass-Through (b),(c)		0.0001	02/25/33	66,311
38,687	Washington Mutual MSC Mortgage Pass-Through (b)		3.2170	02/25/33	36,411

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 31.3% (Continued)
40,303	Washington Mutual MSC Mortgage Pass-Through		5.7500	03/25/33	$37,505
161,251	Washington Mutual MSC Mortgage Pass-Through (b)		5.7500	03/25/33	93,045
39,563	Washington Mutual MSC Mortgage Pass-Through		7.5000	04/25/33	39,001
673,555	Washington Mutual MSC Mortgage Pass-Through (b)		3.2610	05/25/33	605,816
685,704	Washington Mutual MSC Mortgage Pass-Through (b)		7.0000	07/25/33	559,077
39,099	Wells Fargo Mortgage Backed Securities 2003-I (b)		4.0730	09/25/33	29,700
46,565	Wells Fargo Mortgage Backed Securities 2004-K (b)		3.6150	07/25/34	47,465
28,066	Wells Fargo Mortgage Backed Securities 2004-K (b)		3.6150	07/25/34	28,646
1,347	Wells Fargo Mortgage Backed Securities 2006-20		5.5000	01/25/23	1,340
					241,435,506
	HOME EQUITY — 12.7%
1,300,807	ABFC 2002-WF2 Trust (h)		—	11/25/29	1,248,779
133,053	ABFS Mortgage Loan Trust 2000-3 (f)		8.1100	09/15/31	114,563
2,624,857	ABFS Mortgage Loan Trust 2002-1 (f)		7.0100	12/15/32	2,207,517
922,317	ABFS Mortgage Loan Trust 2003-1 (d)	US0001M + 2.250%	6.5680	08/15/33	889,301
375,167	Accredited Mortgage Loan Trust 2004-3 (f)		6.0000	10/25/34	310,506
892,823	Accredited Mortgage Loan Trust 2005-1 (d)	US0001M + 3.300%	5.0530	04/25/35	891,660
15,560	ACE Securities Corp Home Equity Loan Trust Series (d)	US0001M + 1.275%	5.6640	08/25/32	16,236
179,656	ACE Securities Corp Home Equity Loan Trust Series (d)	US0001M + 2.250%	6.6390	12/25/33	180,213
528,589	ACE Securities Corp Home Equity Loan Trust Series (c),(d)	US0001M + 5.250%	9.6390	07/25/34	370,394
1,531,310	ACE Securities Corp Home Equity Loan Trust Series (d)	US0001M + 3.500%	7.8890	05/25/35	1,539,874
8,439	ACE Securities Corp Home Equity Loan Trust Series (d)	US0001M + 0.070%	1.9330	11/25/36	3,616
218,714	ACE Securities Corp Home Equity Loan Trust Series (d)	US0001M + 0.180%	1.5350	02/25/37	91,271
76,936	ACE Securities Corp Home Equity Loan Trust Series (d)	US0001M + 1.875%	6.2640	11/25/50	78,510
482,688	Aegis Asset Backed Securities Trust Mortgage (d)	US0001M + 2.025%	6.4140	10/25/34	457,856
370,110	Aegis Asset Backed Securities Trust Mortgage Pass- (d)	US0001M + 3.150%	7.5390	09/25/34	330,958
40,334	AFC Home Equity Loan Trust (d)	US0001M + 0.720%	5.1090	09/22/28	39,544
2,679,306	AFC Trust Series 1999-3(d)	US0001M + 0.790%	5.1790	09/28/29	2,038,156
736,919	AFC Trust Series 2000-2 (d)	US0001M + 0.700%	5.0890	06/25/30	618,405
1,040,914	AFC Trust Series 2000-2 (d)	US0001M + 0.790%	5.1790	06/25/30	880,097
143,104	AFC Trust Series 2000-3 (c),(d)	US0001M + 0.640%	5.0290	10/25/30	134,445
792,548	AFC Trust Series 2000-3 (c),(d)	US0001M + 0.750%	5.1390	10/25/30	740,122
105,516	Ameriquest Mort Sec Inc Asset Bckd Ps Thr Cert Ser (d)	US0001M + 1.065%	3.5740	09/25/32	100,774
1,064,144	Ameriquest Mort Sec Inc Asset Bk Pass Thr Cert Ser (d)	US0001M + 3.375%	4.4780	11/25/32	1,024,912

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	HOME EQUITY — 12.7% (Continued)
38,662	Ameriquest Mortgage Securities Asset-Backed (d)	US0001M + 2.850%	7.2390	08/25/32	$37,300
173,827	Ameriquest Mortgage Securities Asset-Backed (d)	US0001M + 4.500%	3.4230	01/25/33	167,309
348,902	Ameriquest Mortgage Securities Inc Asset-Backed (d)	US0001M + 3.750%	3.0330	02/25/33	313,116
815,024	Amresco Residential Securities Corp Mort Loan (d)	US0001M + 0.750%	5.6390	11/25/29	766,363
28,970	Amresco Residential Securities Corp Mortgage Loan (f)		7.4710	10/25/27	28,759
762,597	Argent Securities Inc Asset-Backed Pass-Through (d)	US0001M + 5.625%	3.8530	09/25/33	639,391
1,631,438	Asset Backed Securities Corp Home Equity Loan (d)	US0001M + 5.250%	9.5680	01/15/33	1,489,043
7,488	Asset Backed Securities Corp Home Equity Loan (d)	US0001M + 0.080%	4.4690	05/25/37	5,153
272,791	Bayview Financial Asset Trust 2007-SSR1 (c),(d)	US0001M + 0.800%	5.1890	03/25/37	262,151
180,710	Bayview Financial Asset Trust 2007-SSR1 (c),(d)	US0001M + 0.900%	5.2890	03/25/37	173,630
161,142	Bayview Financial Asset Trust 2007-SSR1 (c),(d)	US0001M + 1.150%	5.5390	03/25/37	156,288
58,944	Bayview Financial Mortgage Pass-Through (d)	US0001M + 2.850%	7.2390	08/28/44	59,029
4,460,371	Bayview Financial Mortgage Pass-Through Trust (d)	US0001M + 4.125%	8.5140	04/28/39	4,446,820
343,215	Bear Stearns Asset Backed Securities I Trust (d)	US0001M + 1.755%	4.8890	09/25/34	334,887
9,082,000	Bear Stearns Asset Backed Securities I Trust (d)	US0001M + 6.000%	10.3890	10/25/34	9,023,574
148,848	Bear Stearns Asset Backed Securities I Trust (d)	US0001M + 4.650%	5.1870	12/25/34	159,863
674,813	Bear Stearns Asset Backed Securities I Trust (d)	US0001M + 2.550%	4.7960	05/25/35	651,669
3,547,332	Bear Stearns Asset Backed Securities I Trust (c),(d)	US0001M + 4.500%	4.7380	08/25/35	3,597,033
1,519,655	Bear Stearns Asset Backed Securities I Trust (d)	US0001M + 0.615%	5.0040	02/25/36	1,469,863
5,770,367	Bear Stearns Asset Backed Securities I Trust (d)	US0001M + 0.450%	4.8390	06/25/36	4,892,314
279,434	Bear Stearns Asset Backed Securities I Trust (d)	US0001M + 0.270%	4.6590	01/25/37	893,334
383,943	Bear Stearns Second Lien Trust 2007-1 (d)	US0001M + 0.190%	4.5790	01/25/37	363,775
20,023	Bear Stearns Second Lien Trust 2007-1 (d)	US0001M + 0.440%	4.8290	08/25/37	18,629
406,419	Bond Securitization Trust 2003-1 (b)		0.0001	10/25/34	359,681
133,786	Centex Home Equity Loan Trust 2004-C (d)	US0001M + 0.795%	4.1180	06/25/34	124,167
332,914	Centex Home Equity Loan Trust 2004-D (f)		6.0600	09/25/34	318,707
458,170	Citigroup Mortgage Loan Trust 2007-OPX1 (f)		0.0001	01/25/37	181,373
2,301,000	Citigroup Mortgage Loan Trust, Inc. (d)	US0001M + 4.500%	8.8890	12/25/33	2,357,865
86,261	Contimortgage Home Equity Loan Trust 1996-4 (d)	US0001M + 0.480%	4.7980	01/15/28	74,429
163	Countrywide Asset-Backed Certificates (b)		5.0910	05/25/32	160
4	Countrywide Asset-Backed Certificates (b)		5.8340	07/25/34	4
38,953	Countrywide Asset-Backed Certificates (f)		5.2520	02/25/35	38,419
27,620	Countrywide Home Equity Loan Trust (d)	US0001M + 0.150%	4.4680	11/15/36	24,761
603,680	Countrywide Home Equity Loan Trust (d)	US0001M + 0.150%	4.4680	11/15/36	523,783

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	HOME EQUITY — 12.7% (Continued)
701,452	Credit Suisse First Boston Mortgage Securities (d)	US0001M + 0.740%	3.9880	08/25/32	$658,941
578,775	Credit Suisse First Boston Mortgage Securities (d)	US0001M + 3.250%	3.5500	04/25/34	518,400
76,279	CWABS Revolving Home Equity Loan Trust Series (d)	US0001M + 0.250%	4.5680	03/15/30	72,701
72,806	CWABS Revolving Home Equity Loan Trust Series (d)	US0001M + 0.280%	4.5980	02/15/34	69,990
19,842	CWABS Revolving Home Equity Loan Trust Series (d)	US0001M + 0.280%	4.5980	02/15/34	19,699
2,084,219	CWHEQ Home Equity Loan Trust Series 2006-S5		6.1550	06/25/35	2,491,860
238,869	CWHEQ Home Equity Loan Trust Series 2006-S6 (b)		5.9620	03/25/34	227,554
248,990	CWHEQ Home Equity Loan Trust Series 2006-S7 (b)		5.9450	11/25/35	242,396
61,385	CWHEQ Revolving Home Equity Loan Trust Series (d)	US0001M + 0.240%	4.5580	12/15/35	60,246
587,844	CWHEQ Revolving Home Equity Loan Trust Series (d)	US0001M + 0.240%	4.5580	02/15/36	557,599
750,435	CWHEQ Revolving Home Equity Loan Trust Series (d)	US0001M + 0.340%	4.6580	02/15/36	709,511
1,596,495	CWHEQ Revolving Home Equity Loan Trust Series (d)	US0001M + 0.200%	4.5180	05/15/36	1,501,924
56,425	CWHEQ Revolving Home Equity Loan Trust Series (d)	US0001M + 0.140%	4.4580	01/15/37	51,797
310,911	FirstCity Capital Home Equity Loan Trust 1998-2 (c),(d)	US0001M + 0.800%	5.9890	01/25/29	301,781
325,211	FirstCity Capital Home Equity Loan Trust 1998-2 (c)		6.9900	01/25/29	314,920
243,507	Fremont Home Loan Trust 1999-3(d)	US0001M + 0.710%	5.0990	12/25/29	222,568
248,379	Fremont Home Loan Trust 1999-3(d)	US0001M + 0.790%	5.1790	12/25/29	227,270
160,663	GMACM Home Equity Loan Trust 2004-HE1 (d)	US0001M + 0.500%	4.8890	06/25/34	155,797
314,494	GMACM Home Equity Loan Trust 2004-HE1 (c),(d)	US0001M + 0.500%	4.8890	06/25/34	304,969
117,412	GMACM Home Equity Loan Trust 2004-HE3 (c),(d)	US0001M + 0.500%	4.8890	10/25/34	116,036
13,589	GMACM Home Equity Loan Trust 2005-HE1 (c),(d)	US0001M + 0.500%	4.8890	08/25/35	8,435
1,175,325	GMACM Home Equity Loan Trust 2007-HE2 (d)	US0001M + 0.140%	4.5290	12/25/37	1,132,446
891,846	GMACM Home Equity Loan Trust 2007-HE2 (f)		7.4240	12/25/37	894,488
545,344	GMACM Mortgage Loan Trust 2004-GH1 (f)		5.5000	07/25/35	322,601
83,532	GreenPoint Mortgage Funding Trust 2005-HE3 (d)	US0001M + 0.180%	4.4980	09/15/30	81,294
14,172	GSAA Home Equity Trust 2005-2 (d)	US0001M + 2.175%	6.5640	12/25/34	23,953
2,984,641	GSAA Home Equity Trust 2005-5 (d)	US0001M + 2.550%	6.9390	02/25/35	2,609,868
14,824	GSAA Trust 2004-3 (f)		6.7200	04/25/34	14,228
38,898	Home Equity Asset Trust (d)	US0001M + 1.500%	5.8890	03/25/33	37,757
160,222	Home Equity Asset Trust (d)	US0001M + 4.750%	9.1390	06/25/33	1,176,831
96,264	Home Equity Asset Trust (d)	US0001M + 3.250%	7.6390	04/25/34	141,947
18,412	Home Equity Asset Trust 2002-2 (d)	US0001M + 2.600%	6.6160	06/25/32	29,656
204,944	Home Equity Loan Trust 2006-HSA3 (d)	US0001M + 0.130%	4.5190	05/25/36	202,266
196,997	Home Equity Mortgage Loan Asset-Backed Trust (d)	US0001M + 1.425%	5.8140	10/25/33	186,084

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	HOME EQUITY — 12.7% (Continued)
82,066	Home Equity Mortgage Loan Asset-Backed Trust (d)	US0001M + 2.025%	3.6110	07/25/34	$78,519
565,928	Home Equity Mortgage Trust 2007-1 (d)	US0001M + 0.340%	4.3560	05/25/37	537,310
590,201	Imc Home Equity Loan Trust 1998-3 (f)		5.4320	08/20/29	570,293
97,934	IMC Home Equity Loan Trust 1998-5 (f)		5.7050	12/20/29	93,548
50,117	Irwin Home Equity Loan Trust 2004-1 (d)	US0001M + 1.875%	6.2640	12/25/34	49,453
780,897	Irwin Home Equity Loan Trust 2006-P1 (c),(d)	US0001M + 0.280%	4.2960	12/25/36	746,333
662,097	Irwin Home Equity Loan Trust 2006-P1 (c),(f)		6.3000	06/25/37	649,110
7,210	IXIS Real Estate Capital Trust 2005-HE4 (d)	US0001M + 0.630%	5.0190	02/25/36	7,565
214,858	MAFI II Remic Trust 1999-A (b),(c)		8.0000	03/20/25	199,592
217,493	Mastr Asset Backed Securities Trust 2003-NC1 (d)	US0001M + 5.250%	4.1260	04/25/33	214,920
68,912	Mastr Asset Backed Securities Trust 2003-WMC2 (d)	US0001M + 2.475%	3.8960	08/25/33	68,405
802,305	Mastr Asset Backed Securities Trust 2005-NC2 (d)	US0001M + 0.500%	4.8890	11/25/35	457,230
1,284,453	Mastr Asset Backed Securities Trust 2005-NC2 (d)	US0001M + 0.700%	5.0890	11/25/35	731,983
55,334	Meritage Mortgage Loan Trust 2003-1 (d)	US0001M + 2.325%	6.7140	11/25/33	52,453
927,752	Merrill Lynch Mortgage Investors Trust Series (d)	US0001M + 3.075%	7.4640	10/25/35	874,965
5,696,583	Merrill Lynch Mortgage Investors Trust Series (c),(d)	US0001M + 1.125%	5.5140	08/25/36	6,268,955
107,787	Morgan Stanley A.B.S Capital I Inc Trust 2003-NC8 (d)	US0001M + 3.150%	7.5390	09/25/33	108,587
2,115	Morgan Stanley A.B.S Capital I Inc Trust 2007-HE4 (d)	US0001M + 0.110%	1.3510	02/25/37	699
50,900	Morgan Stanley Dean Witter Capital I Inc Trust (d)	US0001M + 2.100%	6.4890	02/25/32	50,770
112,851	Morgan Stanley Dean Witter Capital I Inc Trust (d)	US0001M + 3.300%	7.6890	02/25/32	483,736
1,642,789	Morgan Stanley Dean Witter Capital I Inc Trust (d)	US0001M + 5.625%	10.0140	02/25/33	1,655,724
45,375	Morgan Stanley Dean Witter Capital I Inc Trust (d)	US0001M + 5.625%	10.0140	02/25/33	627,249
180,307	Morgan Stanley Mortgage Loan Trust 2005-8SL (d)	US0001M + 0.735%	5.1240	11/25/35	364,099
104,089	Morgan Stanley Mortgage Loan Trust 2006-16AX (d)	US0001M + 0.340%	0.9590	11/25/36	31,737
4,469,863	Morgan Stanley Mortgage Loan Trust 2007-8XS (b)		6.0000	04/25/37	2,868,457
406,077	New Century Home Equity Loan Trust 2003-6 (d)	US0001M + 1.080%	5.4690	01/25/34	393,786
3,438	New Century Home Equity Loan Trust Series 2003-5 (b)		4.8330	11/25/33	3,316
1,522	New Century Home Equity Loan Trust Series 2003-5 (f)		6.0000	11/25/33	1,312
648,751	NovaStar Mortgage Funding Trust Series 2003-2 (d)	US0001M + 2.775%	7.1640	09/25/33	652,518
140,560	Option One Mortgage Loan Trust 2004-1 (d)	US0001M + 1.650%	6.0390	01/25/34	134,010
178,972	Option One Mortgage Loan Trust 2004-1 (d)	US0001M + 2.475%	6.8640	01/25/34	149,578
251,359	Option One Mortgage Loan Trust 2004-2 (d)	US0001M + 1.575%	5.9640	05/25/34	267,419
104,819	Option One Mortgage Loan Trust 2004-2 (d)	US0001M + 3.000%	7.3890	05/25/34	101,712
965,504	Option One Mortgage Loan Trust 2007-FXD1 (f)		5.8660	01/25/37	780,571

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	HOME EQUITY — 12.7% (Continued)
350,992	Option One Mortgage Loan Trust 2007-FXD2 (f)		6.1020	03/25/37	$326,909
114,095	RAAC Series 2004-SP1 Trust (f)		6.1180	03/25/34	110,343
4,773	RASC Series 2003-KS4 Trust (f)		4.6700	06/25/33	4,754
2,742,835	RASC Series 2004-KS11 Trust (d)	US0001M + 1.000%	5.8890	12/25/34	2,667,580
67,659	Renaissance Home Equity Loan Trust 2002-4 (f)		7.5720	03/25/33	10,966
137,582	Renaissance Home Equity Loan Trust 2004-3 (f)		5.3240	11/25/34	126,619
192,004	Renaissance Home Equity Loan Trust 2005-4 (f)		5.8250	02/25/36	178,809
16,318	Saco I Trust 2007-1 (d)	US0001M + 0.320%	4.7090	01/25/37	16,093
35,386	Saco I Trust 2007- (d)	US0001M + 0.320%	4.7090	02/25/37	34,985
2,131,276	Saxon Asset Securities Trust 2001-2 (d)	US0001M + 0.795%	5.1840	03/25/31	1,798,564
31,201,035	Soundview Home Loan Trust 2007-OPT4 (a),(b)		0.5800	09/25/37	867,900
378,419	Structured Asset Securities Corp Mortgage Pass		3.3750	08/25/31	373,738
352,586	Terwin Mortgage Trust 2004-1HE (c),(d)	US0001M + 2.475%	6.8640	02/25/34	312,444
2,299,763	Terwin Mortgage Trust 2004-21HE (c),(d)	US0001M + 2.625%	7.0140	12/25/34	2,269,939
4,351,275	Truman Capital Mortgage Loan Trust (c),(d)	US0001M + 4.650%	9.0390	11/25/32	3,666,707
12,926	United National Home Loan Owner Trust 1999-1 (f)		6.9100	03/25/25	12,859
29,513	Wells Fargo Home Equity Asset-Backed Securities (b)		4.9800	04/25/34	28,864
109,690	Wells Fargo Home Equity Asset-Backed Securities (d)	US0001M + 2.820%	7.2090	10/25/34	108,126
693,175	Wells Fargo Home Equity Asset-Backed Securities (d)	US0001M + 2.550%	6.9390	04/25/35	673,677
					97,813,954
	MANUFACTURED HOUSING — 2.7%
416,168	ACE Securities Corp Manufactured Housing Trust (c),(e)		—	08/15/30	367,514
2,152,514	BCMSC Trust 1998-C (b)		7.5100	01/15/29	1,939,975
731,888	BCMSC Trust 1999-B (b)		1.2920	12/15/29	100,261
611,382	BCMSC Trust 1999-B (b)		1.2920	12/15/29	86,214
4,944,914	BCMSC Trust 1999-B (b)		1.2920	12/15/29	722,560
737,790	BCMSC Trust 1999-B (b)		1.2920	12/15/29	113,748
1,936,475	Conseco Finance Corporation (b)		7.0200	10/15/27	1,795,322
279,028	Conseco Finance Corporation (b)		7.5300	03/15/28	261,975
2,324,675	Conseco Finance Corporation (b)		7.5400	06/15/28	2,283,575
3,496,655	Conseco Finance Corporation (b)		7.2400	11/15/28	3,302,909
360,170	Conseco Finance Corporation (b)		6.9400	12/01/28	331,632
2,902,363	Conseco Finance Corporation (b)		3.7840	03/01/30	1,183,658
140,816	Deutsche Financial Capital Securitization, LLC		6.8000	04/15/28	139,936

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	MANUFACTURED HOUSING — 2.7% (Continued)
2,211,650	Deutsche Financial Capital Securitization, LLC		7.2750	04/15/28	$2,024,526
7,953	MERIT Securities Corporation Series 12-1 1M1(f)		7.6300	07/28/33	7,886
1,019,094	Morgan Stanley Resecuritization Trust 2015-R7 (b),(c)		7.0600	02/26/29	947,263
9,091	Oakwood Mortgage Investors, Inc.		7.7500	08/15/27	8,571
621,088	Oakwood Mortgage Investors, Inc. (b)		7.3250	02/15/28	599,423
1,185,496	Oakwood Mortgage Investors, Inc. (c)		7.4150	01/15/29	1,128,484
1,090,174	Oakwood Mortgage Investors, Inc.		8.4900	10/15/30	1,013,107
152,900	Oakwood Mortgage Investors, Inc. (b)		4.6700	08/15/31	74,256
27,349	Oakwood Mortgage Investors, Inc. (b)		5.1900	06/15/32	27,052
1,894,931	Origen Manufactured Housing Contract Trust 2006-A (b)		5.4000	10/15/37	1,717,613
1,006,416	Origen Manufactured Housing Contract Trust 2007-A (b)		6.2570	04/15/37	924,387
					21,101,847
	NON AGENCY CMBS — 17.2%
3,562,470	BAMLL Re-REMIC Trust 2016-RRGG10 (b),(c)		3.4370	08/10/45	895,476
643,656	Banc of America Commercial Mortgage Trust 2006-4 (b)		5.7540	07/10/46	585,402
7,091,994	Banc of America Commercial Mortgage Trust 2007-1 (b)		5.5230	01/15/49	3,302,880
236,051	Bayview Commercial Asset Trust 2004-2 (c),(d)	US0001M + 0.645%	5.0340	08/25/34	235,539
33,710	Bayview Commercial Asset Trust 2004-3 (c),(d)	US0001M + 1.500%	5.8890	01/25/35	33,657
304,286	Bayview Commercial Asset Trust 2005-3 (c),(d)	US0001M + 1.650%	6.0390	11/25/35	276,451
136,815	Bayview Commercial Asset Trust 2006-2 (c),(d)	US0001M + 1.305%	5.6940	07/25/36	125,504
246,048	Bear Stearns Asset Backed Securities Trust 2003-3 (d)	US0001M + 1.230%	5.6190	06/25/43	247,659
10,991	Bear Stearns Commercial Mortgage Securities Trust (b)		5.5660	01/12/45	10,609
1,710,577	CD 2007-CD5 Mortgage Trust (b),(c)		6.3690	11/15/44	1,696,836
3,401,495	CG-CCRE Commercial Mortgage Trust 2014-FL1 (c),(d)	US0001M + 1.150%	5.4680	06/15/31	3,374,055
4,500,000	CG-CCRE Commercial Mortgage Trust 2014-FL1 (c),(d)	US0001M + 2.750%	7.0680	06/15/31	3,352,500
33,357,611	Citigroup Commercial Mortgage Trust 2014-GC23 (a),(b)		0.9040	07/10/47	364,222
1,539,889	COMM 2010-C1 Mortgage Trust (b),(c)		5.7920	07/10/46	1,491,761
11,793	COMM 2012-LC4 Mortgage Trust (b)		4.9340	12/10/44	11,771
3,000,000	COMM 2012-LC4 Mortgage Trust (b),(c)		5.2980	12/10/44	2,130,133
13,577,001	COMM 2013-CCRE11 Mortgage Trust(a),(b)		0.8970	08/10/50	43,144
108,610,000	COMM 2014-CCRE19 Mortgage Trust (a),(b),(c)		0.0001	08/10/47	41,826
20,679,880	COMM 2015-LC21 Mortgage Trust (a),(b)		0.6550	07/10/48	263,348
3,716,234	Commercial Mortgage Pass Through Certificates (c)		3.4000	10/05/30	3,187,207
2,935,145	CSMC 2014-USA OA, LLC (a),(b),(c)		0.5400	09/15/37	33,454
2,236,410	DBUBS 2011-LC3 Mortgage Trust (b),(c)		5.3610	08/10/44	1,881,452

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	NON AGENCY CMBS — 17.2% (Continued)
1,433,590	Greenwich Capital Commercial Mortgage Trust (b),(c)		5.9280	03/18/49	$714,071
3,421,775	GS Mortgage Securities Corporation II (c),(d)	US0001M + 1.550%	6.1180	09/15/31	2,867,147
1,838,294	GS Mortgage Securities Corporation II (c),(d)	US0001M + 2.750%	7.3180	09/15/31	1,319,537
261,214	GS Mortgage Securities Trust 2010-C1 (c)		5.1480	08/10/43	257,765
3,000,000	GS Mortgage Securities Trust 2010-C1 (b),(c)		5.6350	08/10/43	2,931,476
13,558,000	GS Mortgage Securities Trust 2010-C1 (b),(c)		6.3550	08/10/43	10,510,841
546,000	GS Mortgage Securities Trust 2011-GC5 (b),(c)		5.1540	08/10/44	229,394
861,173	GS Mortgage Securities Trust 2011-GC5 (b),(c)		5.1540	08/10/44	845,760
1,000,000	Harvest Commercial Capital Loan Trust 2020-1 (b),(c)		5.9640	04/25/52	884,826
242,038	Impac CMB Trust Series 2004-8 (d)	US0001M + 1.575%	5.9640	08/25/34	204,483
10,919,503	JP Morgan Chase Commercial Mortgage Securities (c)		3.9100	05/05/30	8,737,258
2,100,000	JP Morgan Chase Commercial Mortgage Securities (b),(c)		5.7670	11/15/43	1,745,386
7,400,327	JP Morgan Chase Commercial Mortgage Securities (b),(c)		5.7670	11/15/43	7,124,464
1,530,202	JP Morgan Chase Commercial Mortgage Securities (b)		5.4890	12/12/43	1,045,913
580,058	JP Morgan Chase Commercial Mortgage Securities (b),(c)		4.9640	05/15/45	433,488
1,246,105	JP Morgan Chase Commercial Mortgage Securities (b),(c)		5.0130	02/15/46	1,192,205
8,255,000	JP Morgan Chase Commercial Mortgage Securities (b),(c)		5.3600	02/15/46	7,701,882
5,378,000	JP Morgan Chase Commercial Mortgage Securities (b),(c)		5.5250	02/15/46	3,943,430
107,000	JP Morgan Chase Commercial Mortgage Securities (b)		4.2310	04/15/46	91,145
13,135,603	JP Morgan Chase Commercial Mortgage Securities		5.3370	05/15/47	12,249,457
4,000,000	JP Morgan Chase Commercial Mortgage Securities (b),(c)		0.0001	02/15/51	1,704,800
35,263	JP Morgan Chase Commercial Mortgage Securities (b)		6.5140	02/15/51	30,928
11,461,870	JP Morgan Chase Commercial Mortgage Securities (b)		6.8240	02/15/51	10,765,338
4,355,000	LBSBC NIM Company 2005-2 (c)		5.5000	09/27/30	4,337,576
58,547	LBSBC NIM Company 2005-2 (c)		7.8600	09/27/30	58,419
100	LBSBN 2005-2A PS (h)		—	09/27/30	2,350,000
9,517,029	LB-UBS Commercial Mortgage Trust 2006-C6 (b)		5.4520	09/15/39	4,161,863
2,856	Merrill Lynch Mortgage Investors Trust Series (b),(c)		6.2500	11/15/26	2,854
66,303	Merrill Lynch Mortgage Trust 2005-CKI1 (b),(c)		5.1690	11/12/37	35,970
278,799	Merrill Lynch Mortgage Trust 2006-C1 (b)		6.4100	05/12/39	259,037
568,336	ML-CFC Commercial Mortgage Trust 2007-9 (b)		6.1930	09/12/49	537,145
257,691	ML-CFC Commercial Mortgage Trust 2007-9 (b)		6.2220	09/12/49	243,542
545,000	Morgan Stanley Capital I Trust 2011-C2 (b),(c)		5.2110	06/15/44	326,589
131,281	Morgan Stanley Capital I Trust 2011-C2 (b),(c)		5.2110	06/15/44	123,139

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	NON AGENCY CMBS — 17.2% (Continued)
991,000	Morgan Stanley Capital I Trust 2011-C3 (b),(c)		5.0830	07/15/49	$955,080
2,799,000	Morgan Stanley Capital I Trust 2011-C3 (b),(c)		5.0830	07/15/49	2,386,131
1,787,950	Morgan Stanley Capital I Trust 2011-C3 (b),(c)		5.0830	07/15/49	1,121,042
1,714,000	Morgan Stanley Capital I Trust 2011-C3 (b),(c)		5.0830	07/15/49	941,254
3,000,000	ReadyCap Commercial Mortgage Trust 2018-4 (b),(c)		5.2170	02/27/51	2,382,195
8,000,000	TMSQ 2014-1500 Mortgage Trust (a),(b),(c)		0.1550	10/10/36	20,376
22,807	UBS Commercial Mortgage Trust 2012-C1 (b),(c)		6.4460	05/10/45	21,806
265,000	UBS-Citigroup Commercial Mortgage Trust 2011-C1 (b),(c)		0.0001	01/10/45	114,968
237,915	UBS-Citigroup Commercial Mortgage Trust 2011-C1 (b),(c)		6.4610	01/10/45	199,056
1,441,368	Wachovia Bank Commercial Mortgage Trust Series (b),(c)		5.3100	01/15/41	1,406,810
1,236,701	Wachovia Bank Commercial Mortgage Trust Series (b),(c)		5.1010	10/15/44	1,045,012
1,479,000	WFRBS Commercial Mortgage Trust 2011-C4 (b),(c)		4.8440	06/15/44	1,322,816
225,000	WFRBS Commercial Mortgage Trust 2013-C11 (b),(c)		4.2480	03/15/45	207,068
547,000	WFRBS Commercial Mortgage Trust 2013-UBS1 (b),(c)		5.0240	03/15/46	519,517
3,899,924	WFRBS Commercial Mortgage Trust 2014-C19 (a),(b)		0.9630	03/15/47	30,023
3,555,000	X-Caliber Funding, LLC(c),(d)		13.0000	05/15/25	3,594,653
3,000,000	X-Caliber Funding, LLC (c),(d)	US0001M + 3.000%	6.7680	01/06/26	2,915,470
					132,735,291
	OTHER ABS — 0.4%
94,974	AFC Trust Series 2000-4 (c),(d)	US0001M + 0.770%	5.1590	01/25/31	90,229
1,196,151	Legal Fee Funding 2006-1, LLC (c)		8.0000	07/20/36	1,196,151
146,591	Oakwood Mortgage Investors, Inc. (b),(c)		8.4500	10/15/26	145,172
1,504,031	PEAR 2020-1, LLC (c)		3.7500	12/15/32	1,471,626
					2,903,178
	RESIDENTIAL MORTGAGE — 11.1%
992,136	Ameriquest Mortgage Securities Asset-Backed (d)	US0001M + 2.760%	7.1490	05/25/34	869,174
313,435	Amortizing Residential Collateral Trust(d)	US0001M + 0.290%	4.6560	10/25/31	285,474
446,263	Bear Stearns Asset Backed Securities Trust (d)	US0001M + 0.900%	5.2890	12/25/33	420,352
1,788,000	Bear Stearns Asset Backed Securities Trust (d)	US0001M + 2.250%	6.6390	04/25/36	1,717,983
24,811	Bear Stearns Asset Backed Securities Trust (b)		3.4890	07/25/36	24,452
49,333	Bear Stearns Asset Backed Securities Trust		5.5000	08/25/36	48,904
331,786	Bear Stearns Asset Backed Securities Trust (d)	12MTA + 0.980%	1.1740	10/25/36	121,495
348,440	Bear Stearns Asset Backed Securities Trust		6.0000	10/25/36	188,172
277,237	Bear Stearns Asset Backed Securities Trust (d)	US0001M + 3.150%	7.5390	11/25/39	265,838

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	RESIDENTIAL MORTGAGE — 11.1% (Continued)
902,000	Bear Stearns Asset Backed Securities Trust (d)	US0001M + 3.150%	7.5390	12/25/42	$930,281
550,000	Bear Stearns Asset Backed Securities Trust (d)	US0001M + 3.150%	7.5390	12/25/42	574,245
34,843	Bear Stearns Asset Backed Securities Trust (e)			09/25/46	24,456
169,399	Bear Stearns Asset Backed Securities Trust		5.5000	09/25/46	147,213
2,987,000	Bear Stearns Asset Backed Securities Trust 2006-2 (d)	US0001M + 2.625%	7.0140	07/25/36	2,927,033
48,471	Carrington Mortgage Loan Trust Series 2005-FRE1 (d)	US0001M + 0.705%	5.0940	12/25/35	48,300
53,898	Chase Funding Trust Series 2003-6 (f)		4.8740	11/25/34	52,993
677,553	Chase Funding Trust Series 2003-6 (d)	US0001M + 0.750%	5.1390	11/25/34	689,464
379	Citicorp Residential Mortgage Trust Series 2007-2 (f)		4.7290	06/25/37	375
4,888	Citigroup Mortgage Loan Trust, Inc. (f)		6.0300	11/25/34	4,863
146,393	Citigroup Mortgage Loan Trust, Inc. (d)	US0001M + 2.625%	7.0140	11/25/34	817,507
452,008	Countrywide Asset-Backed Certificates (d)	US0001M + 2.625%	7.0140	10/25/33	448,928
1,068,823	Countrywide Asset-Backed Certificates (d)	US0001M + 0.660%	5.0490	11/25/33	991,808
23,047	Countrywide Asset-Backed Certificates (c),(f)		5.5000	08/25/35	22,736
665,509	Countrywide Asset-Backed Certificates (f)		4.0110	01/25/37	526,028
972,529	Countrywide Asset-Backed Certificates (d)	US0001M + 0.500%	4.8890	05/25/37	758,113
9,359	Credit-Based Asset Servicing and Securitization (b),(c)		4.7040	02/03/29	7,186
7,568	Credit-Based Asset Servicing and Securitization (d)	US0001M + 2.850%	7.2390	06/25/32	7,552
133,917	Credit-Based Asset Servicing and Securitization (d)	US0001M + 2.100%	4.0320	12/25/33	132,526
294,430	Credit-Based Asset Servicing and Securitization (f)		3.0240	12/25/36	230,768
727,319	Credit-Based Asset Servicing and Securitization (c),(d)	US0001M + 0.460%	4.8490	02/25/37	568,472
456,498	Credit-Based Asset Servicing and Securitization (c),(f)		4.7180	12/25/37	476,738
1,564,462	Credit-Based Asset Servicing and Securitization (c),(d)	US0001M + 3.000%	7.3890	05/25/50	1,584,921
553,042	CSFB Mortgage-Backed Pass-Through Certificates (d)	US0001M + 4.000%	8.3890	02/25/32	553,403
306,809	CWABS Asset-Backed Certificates Trust 2004-13 (b)		5.5680	01/25/35	193,160
40,779	CWABS Asset-Backed Certificates Trust 2005-16 (b)		4.3410	05/25/36	39,917
282,171	CWABS Asset-Backed Certificates Trust 2005-17 (f)		3.8140	05/25/36	225,230
323,911	Equity One Mortgage Pass-Through Trust 2002-1 (b)		6.2820	08/25/32	302,953
1,079,981	Fannie Mae Grantor Trust 2004-T5 (b)		4.3200	05/28/35	978,922
209,469	Finance America Mortgage Loan Trust 2004-3 (d)	US0001M + 0.945%	5.3340	11/25/34	179,709
195,762	Finance America Mortgage Loan Trust 2004-3 (d)	US0001M + 1.020%	5.4090	11/25/34	167,408
198,463	First Franklin Mortgage Loan Trust 2003-FFB (b)		0.0001	02/25/33	200,000
157,074	First Franklin Mortgage Loan Trust 2004-FF2 (d)	US0001M + 1.500%	5.8890	03/25/34	142,341
592,880	First Franklin Mortgage Loan Trust 2004-FFA (c) (h)			03/25/24	590,000

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	RESIDENTIAL MORTGAGE — 11.1% (Continued)
1,924,911	Fremont Home Loan Trust 2002-2 (d)	US0001M + 1.725%	6.1140	10/25/33	$1,922,066
35,506	Fremont Home Loan Trust 2004-B (d)	US0001M + 3.000%	7.3890	05/25/34	32,744
24,475	Fremont Home Loan Trust 2005-A (d)	US0001M + 0.735%	5.1240	01/25/35	23,519
36,637	GSAMP Trust 2003-SEA2 (f)		5.4210	07/25/33	33,500
98,070	GSAMP Trust 2004-HE1 (d)	US0001M + 0.825%	5.2140	05/25/34	87,136
4,459,473	GSAMP Trust 2006-S6(d)	US0001M + 0.200%	0.0040	10/25/36	46,110
12,940,262	GSAMP Trust 2006-S6(d)	US0001M + 0.460%	0.0050	10/25/36	133,519
33,060,729	GSAMP Trust 2006-S6(f)		0.0230	10/25/36	246,577
356,937	GSRPM Mortgage Loan Trust Series 2004-1 (c),(d)	US0001M + 3.750%	8.1390	09/25/42	354,170
564,822	Lehman XS Trust 2007-3 (d)	US0001M + 0.320%	4.7090	03/25/37	444,135
3,582,089	Lehman XS Trust Series 2005-4 (d)	US0001M + 0.750%	5.1390	10/25/35	3,663,140
4,624,284	Long Beach Mortgage Loan Trust 2005-WL1 (d)	US0001M + 0.975%	5.3640	06/25/45	4,517,498
25,423,727	Long Beach Mortgage Loan Trust 2006-A(d)	US0001M + 0.180%	0.0450	05/25/36	579,849
16,454,079	Long Beach Mortgage Loan Trust 2006-A(d)	US0001M + 0.400%	0.0560	05/25/36	379,464
1,772,639	Merrill Lynch Mortgage Investors Trust Series (d)	US0001M + 4.275%	8.6640	02/25/34	1,507,788
1,826,230	Morgan Stanley A.B.S Capital I Inc Trust 2005-WMC2 (d)	US0001M + 0.705%	5.0940	02/25/35	1,771,224
2,169,980	Ownit Mortgage Loan Trust Series 2005-4 (d)	US0001M + 0.825%	5.2140	08/25/36	1,939,345
1,763,508	Park Place Securities Inc Asset-Backed (d)	US0001M + 1.650%	6.0390	12/25/34	1,771,277
129,354	PFCA Home Equity Investment Trust (b),(c)		4.4890	01/22/35	119,164
204,461	PFCA Home Equity Investment Trust (b),(c)		3.4150	08/25/35	175,026
3,080,000	RAAC Series 2005-RP2 Trust (c),(d)	US0001M + 2.000%	6.3890	06/25/35	3,077,874
8,156,982	RAAC Series 2005-SP3 Trust (h)			12/25/35	5,600,000
8,554,000	RAAC Series 2006-RP1 Trust (c),(d)	US0001M + 1.850%	6.2390	10/25/45	8,461,808
2,759,324	RAAC Series 2006-RP1 Trust (c),(d)	US0001M + 1.875%	6.2640	10/25/45	2,745,148
4,000,000	RAAC Series 2006-RP4 Trust (d)	US0001M + 1.500%	5.8890	01/25/46	3,820,754
4,638,000	RAAC Series 2006-RP4 Trust (d)	US0001M + 2.000%	6.3890	01/25/46	4,327,066
1,648,949	RAAC Series 2006-SP1 Trust (d)	US0001M + 0.825%	5.2140	09/25/45	1,135,112
1,630,421	RAAC Series 2006-SP4 Trust(d)	US0001M + 2.400%	6.7890	11/25/36	1,797,135
384,275	RAMP Series 2003-RS10 Trust (d)	US0001M + 1.700%	4.3860	11/25/33	359,335
650,166	RAMP Series 2003-RS7 Trust (d)	US0001M + 1.800%	4.3960	08/25/33	602,576
590,794	RAMP Series 2004-SL3 Trust		8.5000	12/25/31	291,066
176,762	RAMP Series 2006-RS6 Trust (d)	US0001M + 0.540%	4.9290	11/25/36	147,235
696,533	RFSC Series 2002-RP2 Trust (c),(d)	US0001M + 1.500%	5.8890	10/25/32	684,851
239,854	RFSC Trust Series 2002-RP1 A1(c),(d)	US0001M + 0.860%	5.2490	03/25/33	233,902

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 78.2% (Continued)
	RESIDENTIAL MORTGAGE — 11.1% (Continued)
71,796	SACO I Trust 2005-WM2 (d)	US0001M + 0.825%	5.2140	07/25/35	$70,362
48,196	SACO I Trust 2006-6 (d)	US0001M + 0.260%	4.6490	06/25/36	46,948
576,011	Sail Net Interest Margin Notes (c)		7.0000	07/27/33	1,728,033
3,199,947	SASCO ARC NIM 2003-5 20330627(c)		6.0000	06/27/33	3,118,694
192,165	Soundview Home Loan Trust 2004-1 (d)	US0001M + 1.020%	5.4090	07/25/34	188,154
95,493	Soundview Home Loan Trust 2004-1 (d)	US0001M + 2.925%	7.3140	07/25/34	77,579
930,065	Soundview Home Loan Trust 2004-1 (d)	US0001M + 4.875%	9.2640	07/25/34	740,761
2,878,885	Structured Asset Investment Loan Trust 2004-8 (d)	US0001M + 3.750%	8.1390	09/25/34	2,685,810
396,745	Structured Asset Securities Corp Mortgage (f)		6.0500	03/25/34	389,644
47,081	Structured Asset Securities Corp Mortgage Loan (d)	US0001M + 1.500%	5.2680	02/25/35	46,367
475,439	Structured Asset Securities Corp Mortgage Loan (d)	US0001M + 0.630%	5.0190	05/25/35	461,529
470,541	Structured Asset Securities Corp Mortgage Loan (d)	US0001M + 0.945%	5.3340	05/25/35	440,789
357,135	Structured Asset Securities Corp Mortgage Loan (d)	US0001M + 0.990%	5.3790	05/25/35	330,310
145,141	Structured Asset Securities Corp Mortgage Loan (d)	US0001M + 1.650%	6.0390	05/25/35	135,920
7,134	Structured Asset Securities Corp Mortgage Loan (d)	US0001M + 0.435%	4.8240	06/25/35	7,104
3,719,058	Washington Mutural Asset-Backed Certificates WMABS (d)	US0001M + 0.155%	3.9390	10/25/36	2,770,268
					85,756,778
	TO BE CLASSIFIED — 0.2%
675,000	Genesis Private Label Amortizing Trust 2020-1 (c)		9.7600	07/20/30	660,122
708,108	GSR Mortgage Loan Trust 2007-AR1(b)		3.1110	03/25/37	428,582
					1,088,704
	WHOLE BUSINESS — 0.1%
2,000,000	LOANME TRUST SBL 2019-1 (c),(f)		11.5000	08/15/30	700,056

	TOTAL ASSET BACKED SECURITIES (Cost $646,116,962)				603,067,190

	CORPORATE BONDS — 16.4%
	BANKING — 0.5%
3,410,000	Southern Financial		10.6000	09/07/30	3,447,966

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 16.7% (Continued)
	INSURANCE — 12.6%
53,493,780	Ambac Assurance Corporation(c) (h)		—	06/07/69	$74,891,293
6,740,089	AMBAC Assurance Corporation(c)		8.5000	02/12/55	6,335,683
10,652,561	MBIA Global Funding, LLC(c),(e)		—	12/15/31	4,474,076
34,994,582	MBIA Global Funding, LLC(e) (g)		—	12/15/33	11,198,266
					96,899,318
	SPECIALTY FINANCE — 1.2%
2,000,000	OWS Cre Funding I, LLC(c),(d)	US0001M + 4.900%	9.0200	09/15/23	1,909,889
2,000,000	PDOF MSN Issuer, LLC(c)	SOFRRATE + 4.500%	8.8000	03/01/25	1,958,139
1,000,000	US Capital Funding II Ltd. Capital Funding II(c),(d) (g)	US0003M + 1.650%	6.0900	08/01/34	813,800
4,000,000	X-Caliber Funding, LLC(c)		5.0000	09/24/24	3,577,401
1,275,000	X-Caliber Funding, LLC(c)		11.0000	09/24/24	1,230,967
					9,490,196
	SYNDICATED LOANS — 1.7%
8,472,191	MSP DEER FINANCE SYNDICATED LOAN		17.0000	04/09/25	8,472,191
4,801,926	WATTS GUERRA 005-A DEER FINANCE SYNDICATE LOAN		15.5000	10/30/25	4,801,926
					13,274,117
	TRANSPORTATION & LOGISTICS — 0.4%
2,906,116	American Airlines 2013-1 Class A Pass Through		4.0000	01/15/27	2,521,006
100,691	American Airlines 2013-2 Class A Pass Through		4.9500	01/15/23	100,554
624,026	US Airways 2013-1 Class A Pass Through Trust		3.9500	11/15/25	567,179
					3,188,739

	TOTAL CORPORATE BONDS (Cost $127,867,274)				126,300,336

	PREFERRED STOCK — 0.3%
252,709	CIB Marine (e)		0.0000	06/01/35	159,206
3,212,202	CIB Marine (e)		0.0000	06/01/35	2,023,688
	TOTAL PREFERRED STOCK (Cost $2,065,953)				2,182,894

	TOTAL INVESTMENTS — 94.9% (Cost $776,050,189)				$731,550,420
	OTHER ASSETS IN EXCESS OF LIABILITIES- 5.1%				39,067,260
	NET ASSETS - 100.0%				$770,617,680

See accompanying notes which are an integral part of these financial statements.

RATIONAL SPECIAL SITUATIONS INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

LLC	- Limited Liability Company

LTD	- Limited Company

REMIC	- Real Estate Mortgage Investment Conduit

12MTA	Federal Reserve US 12 Month Cumulative Avg 1 Year CMT

COF 11	Cost of Funds for the 11th District of San Francisco

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

SOFR30A	United States 30 Day Average SOFR Secured Overnight Financing Rate

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

US0006M	ICE LIBOR USD 6 Month

US0012M	ICE LIBOR USD 12 Month

(a)	Interest only securities.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2022, the total market value of 144A securities is $315,344,929 or 40.9% of net assets.

(d)	Variable rate security; the rate shown represents the rate on December 31, 2022.

(e)	Zero coupon bond.

(f)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at December 31, 2022.

(g)	Illiquid security. At December 31, 2022, the total market value of illiquid securities is $15,101,796 or 1.96% of net assets.

(h)	Amount is less than 0.00005%.

See accompanying notes which are an integral part of these financial statements.

RATIONAL INFLATION GROWTH FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 81.6%
	AEROSPACE & DEFENSE - 2.7%
247	Boeing Company (The)(a)	$47,051
538	Raytheon Technologies Corporation	54,295
		101,346
	ASSET MANAGEMENT - 1.3%
773	Apollo Global Management, Inc.	49,310

	BANKING - 4.3%
1,158	Bank of America Corporation	38,353
790	Citigroup, Inc.	35,732
330	JPMorgan Chase & Company	44,253
1,001	Wells Fargo & Company	41,331
		159,669
	BEVERAGES - 1.3%
748	Coca-Cola Company (The)	47,580

	CHEMICALS - 5.0%
186	Air Products and Chemicals, Inc.	57,337
245	Ecolab, Inc.	35,662
155	Linde plc	50,558
170	Sherwin-Williams Company (The)	40,346
		183,903
	DIVERSIFIED INDUSTRIALS - 1.3%
233	Honeywell International, Inc.	49,932

	ENTERTAINMENT CONTENT - 1.4%
1,462	Paramount Global, Class B	24,679
330	Walt Disney Company (The)(a)	28,670
		53,349
	INDUSTRIAL REIT - 1.0%
338	Prologis, Inc.	38,103

	INSURANCE - 7.1%
365	Allstate Corporation (The)	49,494
163	Berkshire Hathaway, Inc., Class B(a)	50,351

See accompanying notes which are an integral part of these financial statements.

RATIONAL INFLATION GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 81.6% (Continued)
	INSURANCE - 7.1% (Continued)
37	Markel Corporation(a)	$48,747
473	Progressive Corporation (The)	61,353
276	Travelers Companies, Inc. (The)	51,747
		261,692
	LEISURE FACILITIES & SERVICES - 2.7%
199	McDonald’s Corporation	52,442
489	Starbucks Corporation	48,509
		100,951
	METALS & MINING - 13.4%
888	Agnico Eagle Mines Ltd.	46,167
2,421	Barrick Gold Corporation	41,593
5,652	Cia de Minas Buenaventura S.A.A - ADR	42,107
2,326	Cleveland-Cliffs, Inc.(a)	37,472
4,171	First Majestic Silver Corporation	34,786
342	Franco-Nevada Corporation	46,676
1,254	Freeport-McMoRan, Inc.	47,652
8,558	Hecla Mining Company	47,582
797	Newmont Corporation	37,618
1,979	Pan American Silver Corporation	32,337
2,743	SSR Mining, Inc.	42,983
1,155	Wheaton Precious Metals Corporation	45,137
		502,110
	OIL & GAS PRODUCERS - 17.9%
4,748	Antero Midstream Corporation	51,231
389	Chevron Corporation	69,822
633	ConocoPhillips	74,694
1,173	Enbridge, Inc.	45,864
6,419	EnLink Midstream, LLC	78,953
521	EOG Resources, Inc.	67,480
701	Exxon Mobil Corporation	77,320
2,811	Kinder Morgan, Inc.	50,823
798	ONEOK, Inc.	52,429
953	TC Energy Corporation	37,987

See accompanying notes which are an integral part of these financial statements.

RATIONAL INFLATION GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	COMMON STOCKS — 81.6% (Continued)
	OIL & GAS PRODUCERS - 17.9% (Continued)
1,691	Williams Companies, Inc. (The)	$55,634
		662,237
	OIL & GAS SERVICES & EQUIPMENT - 2.0%
1,417	Schlumberger N.V.	75,753

	REAL ESTATE INVESTMENT TRUSTS - 3.2%
184	American Tower Corporation	38,982
268	Crown Castle, Inc.	36,352
65	Equinix, Inc.	42,577
		117,911
	SELF-STORAGE REIT - 1.1%
142	Public Storage	39,787

	STEEL - 6.6%
434	Nucor Corporation	57,206
307	Reliance Steel & Aluminum Company	62,149
740	Steel Dynamics, Inc.	72,297
2,060	United States Steel Corporation	51,603
		243,255
	TECHNOLOGY SERVICES - 3.5%
125	Mastercard, Inc., Class A	43,466
572	PayPal Holdings, Inc.(a)	40,738
211	Visa, Inc., Class A	43,838
		128,042
	TRANSPORTATION & LOGISTICS - 5.8%
610	Canadian Pacific Railway Ltd.	45,499
1,271	CSX Corporation	39,376
163	Norfolk Southern Corporation	40,166
208	Union Pacific Corporation	43,071
246	United Parcel Service, Inc., Class B	42,765
		210,877

	TOTAL COMMON STOCKS (Cost $3,039,552)	3,025,807

See accompanying notes which are an integral part of these financial statements.

RATIONAL INFLATION GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 14.5%
	COMMODITY - 14.5%
3,220	abrdn Bloomberg All Commodity Strategy K-1 Free	$71,033
2,823	Direxion Auspice Broad Commodity Strategy ETF	83,053
2,439	GraniteShares Bloomberg Commodity Broad Strategy	54,853
2,998	Invesco DB Commodity Index Tracking Fund, N(a)	73,901
4,772	Invesco Optimum Yield Diversified Commodity	70,530
1,896	iShares GSCI Commodity Dynamic	53,448
3,223	iShares S&P GSCI Commodity Indexed Trust(a)	68,424
1,755	KraneShares Global Carbon Strategy ETF(a)	64,005
		539,247

	TOTAL EXCHANGE-TRADED FUNDS (Cost $624,033)	539,247

	TOTAL INVESTMENTS — 96.1% (Cost $3,663,585)	$3,565,054
	OTHER ASSETS IN EXCESS OF LIABILITIES — 3.9%	142,599
	NET ASSETS - 100.0%	$3,707,653

ADR	- American Depositary Receipt

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Statements of Assets and Liabilities
December 31, 2022

	Rational	Rational	Rational	Rational
	Equity Armor	Tactical Return	Dynamic Brands	Strategic Allocation
	Fund	Fund	Fund	Fund
ASSETS:
Investments in Unaffiliated securities, at cost	$55,401,921	$167,249,174	$46,264,414	$—
Investments in Affiliated securities, at cost	—	—	—	6,164,202
Total Securities at Cost	$55,401,921	$167,249,174	$46,264,414	$6,164,202

Investments in Unaffiliated securities, at value	$59,921,418	$166,486,273	$45,134,977	$—
Investments in Affiliated securities, at value	—	—	—	5,918,149
Total Securities at Value	$59,921,418	$166,486,273	$45,134,977	$5,918,149
Cash	5,419,946	6,526,628	565	243,764
Deposits with Brokers for futures and options	3,644,705	44,092,397	—	1,287,208
Receivable for securities sold	—	—	328,028	—
Receivable for Fund shares sold	—	203,286	7,661	—
Futures unrealized appreciation	41,456	—	—	—
Dividends and interest receivable	78,161	30,778	14,168	10,990
Due from Advisor	—	—	—	8,885
Prepaid expenses and other assets	42,960	30,633	38,946	6,967
Total Assets	69,148,646	217,369,995	45,524,345	7,475,963

LIABILITIES:
Options written (premiums received $1,846,875, $0, $0, $0)	1,781,250	—	—	—
Line of Credit	—	—	18,000	—
Payable for securities purchased	—	—	321,390	9,693
Management fees payable	43,421	316,283	29,995	—
Futures unrealized depreciation	79,706	—	—	359,270
Payable for Fund shares redeemed	14,300	483,079	1,938,312	660
Payable to related parties	5,081	20,936	6,009	2,591
Shareholder services fees payable	7,184	35,480	8,712	802
Accrued 12b-1 fees	3,192	19,920	13,876	2,718
Trustee fees payable	4,105	4,107	4,098	4,057
Accrued expenses and other liabilities	22,060	27,485	21,343	20,068
Total Liabilities	1,960,299	907,290	2,361,735	399,859

Net Assets	$67,188,347	$216,462,705	$43,162,610	$7,076,104

NET ASSETS CONSIST OF:
Paid in capital	$69,506,026	$218,595,077	$62,474,944	$9,908,056
Accumulated earnings (deficits)	(2,317,679)	(2,132,372)	(19,312,334)	(2,831,952)
Net Assets	$67,188,347	$216,462,705	$43,162,610	$7,076,104

Institutional Shares
Net Assets	$55,862,072	$199,785,981	$28,642,960	$1,027,206
Shares of beneficial interest outstanding (a)	7,006,724	11,754,618	785,768	150,149
Net asset value per share	$7.97	$17.00	$36.45	$6.84

Class A Shares
Net Assets	$9,716,506	$8,868,450	$11,667,646	$6,048,138
Shares of beneficial interest outstanding (a)	1,221,344	521,180	526,504	879,363
Net asset value and redemption price per share	$7.96	$17.02	$22.16	$6.88
Maximum offering price per share (b)	$8.36	$17.87	$23.27	$7.22

Class C Shares
Net Assets	$1,609,769	$7,808,274	$2,852,004	760
Shares of beneficial interest outstanding (a)	204,070	476,777	155,796	111
Net asset value, offering price and redemption price per share (c)	$7.89	$16.38	$18.31	$6.83	(d)

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund.

(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

(d)	Does not calculate due to rounding.

See accompanying notes which are an intergral part of these consolidated financial statements.

RATIONAL FUNDS
Statements of Assets and Liabilities (Continued)
December 31, 2022

	Rational/	Rational/Pier 88	Rational	Rational
	ReSolve Adaptive	Convertible Securities	Special Situations	Inflation Growth
	Asset Allocation Fund	Fund	Income Fund	Fund
	(Consolidated)
ASSETS:
Total Securities at Cost	$148,830,884	$99,694,452	$776,050,189	$3,663,585
Total Securities at Value	$148,853,162	$98,339,384	$731,550,420	$3,565,054
Cash	—	9,468,989	38,032,741	155,289
Deposits with Brokers for futures	11,203,110	—	—	—
Unrealized appreciation from open futures contracts	4,908,910	—	—	—
Foreign cash deposits with brokers for futures (Cost $9,011,529, $0, $0, $0)	8,988,539	—	—	—
Receivable for securities sold	—	—	214,756	—
Dividends and interest receivable	139,978	330,215	4,318,723	3,657
Receivable for Fund shares sold	1,305,670	500,000	971,475	—
Due from Advisor	—	—	—	3,840
Prepaid expenses and other assets	42,568	20,682	55,292	8,689
Total Assets	175,441,937	108,659,270	775,143,407	3,736,529

LIABILITIES:
Payable for securities purchased	—	—	2,287,500	—
Unrealized depreciation from open futures contracts	4,305,848	—	—	—
Management fees payable	233,916	57,920	958,981	—
Payable for Fund shares redeemed	1,893,530	33,737	993,151	3,081
Payable to related parties	11,456	10,403	62,353	1,281
Accrued 12b-1 fees	5,277	2,442	102,451	196
Shareholder services fees payable	14,425	8,614	57,672	194
Trustee fees payable	4,123	4,044	4,076	4,110
Accrued expenses and other liabilities	20,721	20,475	59,543	20,014
Total Liabilities	6,489,296	137,635	4,525,727	28,876

Net Assets	$168,952,641	$108,521,635	$770,617,680	$3,707,653

NET ASSETS CONSIST OF:
Paid in capital	$177,255,227	$115,656,358	$825,150,193	$3,913,726
Accumulated earnings (deficits)	(8,302,586)	(7,134,723)	(54,532,513)	(206,073)
Net Assets	$168,952,641	$108,521,635	$770,617,680	$3,707,653

Institutional Shares
Net Assets	$162,983,467	$106,362,322	$666,041,851	$2,887,092
Shares of beneficial interest outstanding (a)	7,431,385	10,196,197	36,317,866	299,040
Net asset value per share	$21.93	$10.43	$18.34	$9.65

Class A Shares
Net Assets	$3,642,626	$1,860,941	$70,120,876	$787,620
Shares of beneficial interest outstanding (a)	167,781	178,180	3,827,998	81,674
Net asset value and redemption price per share	$21.71	$10.44	$18.32	$9.64
Maximum offering price per share (b)	$23.03	$10.96	$19.23	$10.23

Class C Shares
Net Assets	$2,326,548	$298,372	$34,454,953	$32,941
Shares of beneficial interest outstanding (a)	111,099	28,755	1,885,928	3,445
Net asset value, offering price and redemption price per share (c)	$20.94	$10.38	$18.27	$9.56

(a)	Unlimited number of shares of no par value beneficial interest authorized.

(b)	There is a maximum front-end sales charge (load) of 4.75% imposed on purchases of Class A shares for each Fund except Resolve Adaptive Asset Allocation Fund and Inflation Growth Fund whose maximum front-end sales charge (load) is 5.75%.

(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

See accompanying notes which are an intergral part of these consolidated financial statements.

RATIONAL FUNDS
Statements of Operations
For the Year Ended December 31, 2022

	Rational	Rational	Rational	Rational
	Equity Armor	Tactical Return	Dynamic Brands	Strategic Allocation
	Fund	Fund	Fund	Fund
Investment Income:
Dividend income	$1,309,906	$—	$666,934	$—
Interest income	78,191	3,098,446	15,501	6,497
Dividend income - affiliated companies (Note 3)	—	—	—	356,282
Foreign tax withheld	(655)	—	(7,981)	—
Total Investment Income	1,387,442	3,098,446	674,454	362,779

Operating Expenses:
Investment management fees	521,483	4,829,049	485,826	8,616
12b-1 Fees - Class A Shares	26,602	29,401	37,715	18,534
12b-1 Fees - Class C Shares	16,995	91,591	35,580	9
Shareholder Services Fees - Institutional Shares	55,575	277,322	42,664	—
Shareholder Services Fees - Class A Shares	11,423	14,178	16,026	7,280
Shareholder Services Fees - Class C Shares	781	6,230	2,529	—
Administration fees	55,485	157,995	50,756	23,652
Registration fees	51,819	70,423	56,135	10,846
Management Service Fees	24,653	96,179	23,575	4,077
Legal fees	42,958	25,655	25,882	25,738
Audit fees	13,600	14,822	13,774	14,785
Compliance officer fees	13,569	19,018	14,152	6,859
Printing expense	6,339	25,121	9,100	1,071
Trustees’ fees	15,362	15,348	15,348	15,309
Custody fees	10,224	12,451	5,861	4,214
Insurance expense	2,826	11,705	3,662	425
Interest expense	3,173	4,647	6,930	1,001
Miscellaneous expenses	2,732	2,402	2,605	2,391
Total Operating Expenses	875,599	5,703,537	848,120	144,807
Less: Expenses waived/reimbursed by Advisor	—	(91,334)	—	(86,462)
Net Operating Expenses	875,599	5,612,203	848,120	58,345

Net Investment Income (Loss)	511,843	(2,513,757)	(173,666)	304,434

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investments	1,315,067	2,709	(17,352,970)	—
Affiliated companies	—	—	—	(540,856)
Options purchased	(17,372,693)	437,383	—	—
Options written	9,988,391	2,418,787	—	—
Futures	3,751,143	(783,794)	—	(1,586,800)
Net Realized Gain (Loss)	(2,318,092)	2,075,085	(17,352,970)	(2,127,656)

Net Change in Unrealized Appreciation (Depreciation) on Investments
Investments	(6,402,607)	(762,901)	(16,361,624)	—
Affiliated companies	—	—	—	(575,157)
Options purchased	(463,284)	—	—	—
Options written	130,937	—	—	—
Futures	350,080	—	—	(584,830)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(6,384,874)	(762,901)	(16,361,624)	(1,159,987)

Net Realized and Unrealized Gain(Loss) on Investments	(8,702,966)	1,312,184	(33,714,594)	(3,287,643)

Net Decrease in Net Assets Resulting From Operations	$(8,191,123)	$(1,201,573)	$(33,888,260)	$(2,983,209)

See accompanying notes which are an intergral part of these consolidated financial statements.

RATIONAL FUNDS
Statements of Operations
For the Year Ended December 31, 2022

	Rational/	Rational/ Pier 88	Rational	Rational
	ReSolve Adaptive	Convertible Securities	Special Situations	Inflation Growth
	Asset Allocation Fund	Fund	Income Fund	Fund
	(Consolidated)
Investment Income:
Dividend income	$—	$3,179,052	$—	$145,600
Interest income	2,394,290	64,642	53,671,384	1,041
Foreign tax withheld	—	—	—	(1,464)
Total Investment Income	2,394,290	3,243,694	53,671,384	145,177

Operating Expenses:
Investment management fees	2,483,255	984,143	12,009,249	43,257
12b-1 Fees - Class A Shares	5,315	5,160	161,839	2,192
12b-1 Fees - Class C Shares	8,901	2,963	355,702	311
Shareholder Services Fees - Institutional Shares	136,109	113,502	673,619	905
Shareholder Services Fees - Class A Shares	2,613	2,215	71,087	824
Shareholder Services Fees - Class C Shares	388	160	22,688	100
Administrative fees	90,094	80,264	685,347	20,186
Management Service Fees	48,990	40,473	276,367	2,422
Registration fees	41,385	29,673	139,024	10,467
Printing expenses	7,661	76	53,552	1,497
Legal fees	48,826	30,077	183,789	26,390
Audit fees	14,103	13,600	37,624	13,642
Compliance officer fees	15,670	14,584	32,141	10,490
Custody fees	8,301	7,607	69,948	7,979
Trustees’ fees	15,354	15,294	15,328	15,378
Insurance Expense	3,324	5,207	29,493	84
Interest expense	824	824	824	45
Miscellaneous expense	2,385	2,539	2,861	5,464
Total Operating Expenses	2,933,498	1,348,361	14,820,482	161,633
Less: Expenses waived/reimbursed by Advisor	(117,342)	(193,523)	(152,205)	(107,456)
Net Operating Expenses	2,816,156	1,154,838	14,668,277	54,177

Net Investment Income (Loss)	(421,866)	2,088,856	39,003,107	91,000

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) from:
Investments	—	(5,114,933)	5,050,143	(130,689)
Futures	(16,085,027)	—	—	(6,306)
Foreign currency translations	19,278	—	—	—
Net Realized Gain (Loss)	(16,065,749)	(5,114,933)	5,050,143	(136,995)

Net Change in Unrealized Appreciation/(Depreciation) on Investments
Investments	22,278	(10,880,343)	(55,884,040)	(81,345)
Futures	239,504	—	—	—
Foreign currency translations	(14,642)	—	—	—
Net Change in Unrealized Appreciation/(Depreciation) on Investments	247,140	(10,880,343)	(55,884,040)	(81,345)

Net Realized and Unrealized Gain (Loss) on Investments	(15,818,609)	(15,995,276)	(50,833,897)	(218,340)

Net Decrease in Net Assets Resulting From Operations	$(16,240,475)	$(13,906,420)	$(11,830,790)	$(127,340)

See accompanying notes which are an intergral part of these consolidated financial statements.

RATIONAL FUNDS
Statements of Changes in Net Assets

	Rational Equity Armor Fund		Rational Tactical Return Fund		Rational Dynamic Brands Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022 (a)	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$511,843	$502,503	$(2,513,757)	$(5,078,323)	$(173,666)	$(732,771)
Net realized gain (loss) on investments, futures and options	(2,318,092)	4,454,297	2,075,085	14,329,482	(17,352,970)	10,553,826
Net change in unrealized appreciation (depreciation) on investments, foreign currency, options and futures	(6,384,874)	3,914,247	(762,901)	(33,266)	(16,361,624)	1,313,165
Net increase/(decrease) in net assets resulting from operations	(8,191,123)	8,871,047	(1,201,573)	9,217,893	(33,888,260)	11,134,220

Distributions to Shareholders from:
Total Distributions :
Institutional	(422,776)	(695,718)	(587,657)	(9,695,970)	(1,638,210)	(6,392,799)
Class A	(59,377)	(124,680)	(25,092)	(708,470)	(973,247)	(2,707,366)
Class C	(2,599)	(4,952)	(23,129)	(350,842)	(285,413)	(663,584)

Total distributions to shareholders	(484,752)	(825,350)	(635,878)	(10,755,282)	(2,896,870)	(9,763,749)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional	21,027,361	20,865,224	87,740,700	136,008,323	5,680,529	42,502,657
Class A	304,693	650,739	6,155,633	15,876,211	764,212	5,544,410
Class C	283,227	750,631	748,138	1,641,657	323,999	3,236,037
Reinvestment of distributions
Institutional	329,729	412,310	559,987	8,992,274	1,511,755	6,017,286
Class A	54,332	113,225	24,328	683,615	945,925	2,626,558
Class C	1,989	3,648	21,828	336,130	275,353	651,676
Cost of shares redeemed
Institutional	(17,315,530)	(15,151,537)	(151,499,329)	(79,268,838)	(35,122,033)	(20,674,521)
Class A	(1,194,230)	(2,487,456)	(15,688,159)	(5,207,000)	(4,581,709)	(2,949,599)
Class C	(231,797)	(312,522)	(2,258,373)	(1,569,740)	(600,543)	(173,601)
Net increase (decrease) in net assets from share transactions of beneficial interest	3,259,774	4,844,262	(74,195,247)	77,492,632	(30,802,512)	36,780,903

Total Increase/(Decrease) in Net Assets	(5,416,101)	12,889,959	(76,032,698)	75,955,243	(67,587,642)	38,151,374

Net Assets:
Beginning of year	72,604,448	59,714,489	292,495,403	216,540,160	110,750,252	72,598,878
End of year	$67,188,347	$72,604,448	$216,462,705	$292,495,403	$43,162,610	$110,750,252

Share Activity:
Institutional Class
Shares Sold	2,423,532	2,444,483	5,155,027	23,387,599	120,318	676,341
Shares Reinvested	39,490	47,844	32,979	1,580,365	41,463	104,015
Shares Redeemed	(2,018,009)	(1,769,592)	(8,911,139)	(13,692,687)	(764,698)	(336,584)
Net increase (decrease) in shares of Beneficial interest	445,013	722,735	(3,723,133)	11,275,277	(602,917)	443,772

Class A
Shares Sold	36,260	77,811	361,310	2,711,661	26,807	136,048
Shares Reinvested	6,484	13,173	1,431	119,722	42,667	72,079
Shares Redeemed	(142,455)	(292,475)	(919,797)	(894,523)	(161,949)	(72,785)
Net increase (decrease) in shares of Beneficial interest	(99,711)	(201,491)	(557,056)	1,936,860	(92,475)	135,342

Class C
Shares Sold	32,576	88,587	45,273	288,092	12,719	91,014
Shares Reinvested	239	426	1,333	60,673	15,030	21,117
Shares Redeemed	(27,194)	(37,918)	(137,503)	(276,848)	(26,291)	(4,946)
Net increase (decrease) in shares of Beneficial interest	5,621	51,095	(90,897)	71,917	1,458	107,185

(a)	Effective April 21, 2022, the Fund had a three-for-one reverse stock split. Per share amounts for the period have been adjusted to give effect to the three-for-one stock split.

See accompanying notes which are an intergral part of these consolidated financial statements.

RATIONAL FUNDS
Statements of Changes in Net Assets (Continued)

			Rational/ReSolve Adaptive
	Rational Strategic Allocation Fund		Asset Allocation Fund
			(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income (loss)	$304,434	$293,287	$(421,866)	$(1,280,542)
Distribution of realized gains by investment companies	—	42,742	—	—
Net realized gain (loss) on investments, affiliated companies foreign currency transactions and futures	(2,127,656)	2,203,605	(16,065,749)	10,002,958
Net change in unrealized appreciation (depreciation) on investments, affiliated companies, foreign currency transactions and futures	(1,159,987)	21,331	247,140	(2,141,146)
Net increase (decrease) in net assets resulting from operations	(2,983,209)	2,560,965	(16,240,475)	6,581,270

Distributions to Shareholders:
Total Distributions Paid :
Institutional	(83,338)	(80,151)	(651,751)	(8,743,313)
Class A	(458,652)	(1,355,722)	(13,452)	(84,747)
Class C	(55)	(171)	(7,002)	(37,149)

Total distributions to shareholders	(542,045)	(1,436,044)	(672,205)	(8,865,209)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional	1,002,000	250,000	187,098,307	32,962,809
Class A	222,827	854,083	4,552,296	107,690
Class C	—	—	2,286,395	3,600
Reinvestment of distributions
Institutional	112	—	536,624	7,186,351
Class A	439,821	1,239,373	12,890	84,747
Class C	—	—	6,448	9,973
Cost of shares redeemed
Institutional	—	—	(73,170,887)	(35,187,481)
Class A	(1,413,314)	(1,080,494)	(1,153,274)	(338,550)
Class C	—	—	(40,396)	(11,100)
Net increase in net assets from share transactions of beneficial interest	251,446	1,262,962	120,128,403	4,818,039

Total Increase (Decrease) in Net Assets	(3,273,808)	2,387,883	103,215,723	2,534,100

Net Assets:
Beginning of year	10,349,912	7,962,029	65,736,918	63,202,818
End of year	$7,076,104	$10,349,912	$168,952,641	$65,736,918

Share Activity:
Institutional Class
Shares Sold	99,464	22,935	7,677,669	1,306,885
Shares Reinvested	16	—	24,315	317,980
Shares Redeemed	—	—	(3,127,828)	(1,383,853)
Net increase in shares of Beneficial interest	99,480	22,935	4,574,156	241,012

Class A
Shares Sold	22,829	77,863	190,471	4,194
Shares Reinvested	61,865	123,693	590	3,780
Shares Redeemed	(159,887)	(105,419)	(50,209)	(13,923)
Net increase/(decrease) in shares of Beneficial interest	(75,193)	96,137	140,852	(5,949)

Class C
Shares Sold	—	—	101,635	147
Shares Reinvested	—	—	306	458
Shares Redeemed	—	—	(1,837)	(487)
Net increase in shares of Beneficial interest	—	—	100,104	118

See accompanying notes which are an intergral part of these consolidated financial statements.

RATIONAL FUNDS
Statements of Changes in Net Assets (Continued)

	Rational/ Pier 88 Convertible Securities Fund		Rational Special Situations Income Fund		Rational Inflation Growth Fund (a)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operations:
Net investment income	$2,088,856	$1,067,346	$39,003,107	$20,797,489	$91,000	$40,140
Net realized gain (loss) on investments	(5,114,933)	6,743,996	5,050,143	5,986,376	(136,995)	(72,692)
Net change in unrealized appreciation (depreciation) on investments	(10,880,343)	1,436,227	(55,884,040)	559,952	(81,345)	(17,186)
Net increase/(decrease) in net assets resulting from operations	(13,906,420)	9,247,569	(11,830,790)	27,343,817	(127,340)	(49,738)

Distributions to Shareholders:
From return of capital:
Institutional Class	—	—	—	(20,093)	—	—
Class A	—	—	—	(2,024)	—	—
Class C	—	—	—	(1,059)	—	—
Total Distributions :
Institutional	(2,415,541)	(8,210,628)	(41,509,648)	(24,923,652)	(11,474)	(10,107)
Class A	(38,397)	(348,029)	(3,784,353)	(2,364,197)	(2,216)	(5,164)
Class C	(3,981)	(15,734)	(1,766,515)	(1,074,235)	(19)	(191)

Total distributions to shareholders	(2,457,919)	(8,574,391)	(47,060,516)	(28,385,260)	(13,709)	(15,462)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Institutional	22,415,513	45,959,654	379,860,402	444,790,373	1,749,359	1,384,379
Class A	692,894	5,031,959	34,926,155	35,690,230	618,606	728,711
Class C	149,625	182,100	9,059,946	23,289,704	10,000	25,149
Reinvestment of distributions
Institutional	812,123	2,931,508	36,584,265	21,004,850	6,367	6,483
Class A	38,397	314,092	3,470,184	2,001,003	1,970	4,525
Class C	3,981	15,734	1,426,394	882,571	5	7
Cost of shares redeemed
Institutional	(19,170,407)	(5,230,173)	(368,917,493)	(147,524,386)	(145,932)	(2,193)
Class A	(806,978)	(3,402,079)	(21,945,600)	(16,690,058)	(472,721)	—
Class C	(62,808)	—	(8,894,259)	(2,702,773)	(813)	—
Net increase in net assets from share transactions of beneficial interest	4,072,340	45,802,795	65,569,994	360,741,514	1,766,841	2,147,061

Total Increase/(Decrease) in Net Assets	(12,291,999)	46,475,973	6,678,688	359,700,071	1,625,792	2,081,861

Net Assets:
Beginning of year	120,813,634	74,337,661	763,938,992	404,238,921	2,081,861	—
End of year	$108,521,635	$120,813,634	$770,617,680	$763,938,992	$3,707,653	$2,081,861

Share Activity:
Institutional
Shares Sold	2,003,460	3,747,781	20,024,080	22,491,468	174,869	138,301
Shares Reinvested	77,374	247,587	1,961,926	1,064,410	688	663
Shares Redeemed	(1,781,095)	(427,027)	(19,716,230)	(7,459,838)	(15,257)	(224)
Net increase in shares of Beneficial interest	299,739	3,568,341	2,269,776	16,096,040	160,300	138,740

Class A
Shares Sold	63,854	417,885	1,847,038	1,806,173	61,605	70,656
Shares Reinvested	3,668	26,625	186,613	101,502	213	463
Shares Redeemed	(75,713)	(286,961)	(1,163,524)	(845,343)	(51,263)	—
Net increase (decrease) in shares of Beneficial interest	(8,191)	157,549	870,127	1,062,332	10,555	71,119

Class C
Shares Sold	13,173	14,914	476,926	1,181,532	911	2,623
Shares Reinvested	385	1,340	76,805	44,876	1	1
Shares Redeemed	(5,735)	—	(477,681)	(137,204)	(91)	—
Net increase in shares of Beneficial interest	7,823	16,254	76,050	1,089,204	821	2,624

(a)	The Rational Inflation Growth Fund launched August 18, 2021.

See accompanying notes which are an intergral part of these consolidated financial statements.

RATIONAL FUNDS
Rational Equity Armor Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Institutional
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,
	2022	2021		2020	2019	2018
Net asset value, beginning of year	$8.99	$7.96		$6.94	$6.58	$8.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.07	0.07		0.08	0.22	0.34
Net realized and unrealized gain (loss) on investments	(1.03)	1.07		1.03	0.51	(1.26)
Total from investment operations	(0.96)	1.14		1.11	0.73	(0.92)

LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.11)		(0.09)	(0.37)	(0.52)
From net realized gains on investments	—	—		—	—	—
Total distributions	(0.06)	(0.11)		(0.09)	(0.37)	(0.52)

Net asset value, end of year	$7.97	$8.99		$7.96	$6.94	$6.58

Total return (B)	(10.68)%	14.37	% (E)	16.00%	11.32%	(11.96)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$55,862	$58,975		$46,451	$7,155	$4,940
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	1.20%	1.15%		1.32%	1.75%	1.58%
Expenses, net waiver and reimbursement (C)	1.20%	1.10%		1.01%	1.00%	1.00%
Net investment income	0.80%	0.80%		1.10%	3.12%	4.32%
Portfolio turnover rate	281%	239%		480%	394%	307%

	Class A
	For the	For the		For the	For the	For the
	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	December 31,	December 31,		December 31,	December 31,	December 31,
	2022	2021		2020	2019	2018
Net asset value, beginning of year	$8.98	$7.95		$6.93	$6.57	$8.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.04	0.05		0.04	0.20	0.32
Net realized and unrealized gain (loss) on investments	(1.01)	1.07		1.05	0.51	(1.26)
Total from investment operations	(0.97)	1.12		1.09	0.71	(0.94)

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.09)		(0.07)	(0.35)	(0.50)
From net realized gains on investments	—	—		—	—	—
Total distributions	(0.05)	(0.09)		(0.07)	(0.35)	(0.50)

Net asset value, end of year	$7.96	$8.98		$7.95	$6.93	$6.57

Total return (B)	(10.86)%	14.11%		15.74%	11.03%	(12.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,717	$11,858		$12,099	$11,462	$12,629
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	1.46%	1.40%		1.69%	2.00%	1.82%
Expenses, net waiver and reimbursement (D)	1.46%	1.35%		1.26%	1.25%	1.25%
Net investment income	0.53%	0.55%		0.58%	2.90%	4.17%
Portfolio turnover rate	281%	239%		480%	394%	307%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.19%	1.15%	1.31%	1.75%	1.58%
Expenses, net waiver and reimbursement	1.19%	1.10%	1.00%	1.00%	1.00%

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.45%	1.40%	1.68%	2.00%	1.82%
Expenses, net waiver and reimbursement	1.45%	1.35%	1.25%	1.25%	1.25%

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Equity Armor Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2022	2021	2020	2019		2018
Net asset value, beginning of year	$8.93	$7.90	$6.91	$6.55		$7.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.01)	(0.01)	(0.01)	0.15		0.27
Net realized and unrealized gain (loss) on investments	(1.02)	1.07	1.04	0.51		(1.27)
Total from investment operations	(1.03)	1.06	1.03	0.66		(1.00)

LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.03)	(0.04)	(0.30)		(0.44)
From net realized gains on investments	—	—	—	—		—
Total distributions	(0.01)	(0.03)	(0.04)	(0.30)		(0.44)

Net asset value, end of year	$7.89	$8.93	$7.90	$6.91		$6.55

Total return (B)	(11.51)%	13.40%	14.88%	10.23	% (C)	(12.92	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,610	$1,771	$1,164	$1,252		$1,664
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	2.15%	2.15%	2.39%	2.75%		2.59%
Expenses, net waiver and reimbursement (D)	2.15%	2.06%	2.01%	2.00%		1.90%
Net investment income (loss)	(0.15)%	(0.16)%	-0.18%	2.16%		3.52%
Portfolio turnover rate	281%	239%	480%	394%		307%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.14%	2.14%	2.38%	2.75%	2.59%
Expenses, net waiver and reimbursement	2.14%	2.06%	2.00%	2.00%	1.90%

(E)	Amount is less than $0.005.

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Tactical Return Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Institutional
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2022(A)	2021(A)	2020(A)	2019(A)	2018(A)
Net asset value, beginning of year	$17.10	$17.07	$16.98	$16.20	$14.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.09)	(0.33)	(0.27)	(0.03)	(0.18)
Net realized and unrealized gain on investments	0.04	0.99	0.72	1.38	1.65
Total from investment operations	(0.05)	0.66	0.45	1.35	1.47

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.03)
From net realized gains on investments	(0.05)	(0.63)	(0.36)	(0.57)	(0.21)
Total distributions	(0.05)	(0.63)	(0.36)	(0.57)	(0.24)

Net asset value, end of year	$17.00	$17.10	$17.07	$16.98	$16.20

Total return (C)	(0.30)%	3.94%	2.65%	8.35%	9.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$199,786	$264,557	$199,987	$151,070	$18,333
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E)	2.02%	2.04%	2.05%	2.15%	3.16%
Expenses, net waiver and reimbursement (E)	1.99%	1.99%	1.99%	1.99%	1.99%
Net investment income (loss)	(0.86)%	(1.98)%	(1.54)%	(0.15)%	(1.20)%
Portfolio turnover rate	0%	0%	0%	0%	0%

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2022(A)	2021(A)	2020(A)	2019(A)	2018(A)
$17.16	$17.16	$17.10	$16.35	$15.12
Net asset value, beginning of year

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.12)	(0.39)	(0.27)	(0.06)	(0.21)
Net realized and unrealized gain on investments	0.03	1.02	0.69	1.38	1.65
Total from investment operations	(0.09)	0.63	0.42	1.32	1.44

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	0.00	(D)
From net realized gains on investments	(0.05)	(0.63)	(0.36)	(0.57)	(0.21)
Total distributions	(0.05)	(0.63)	(0.36)	(0.57)	(0.21)

Net asset value, end of year	$17.02	$17.16	$17.16	$17.10	$16.35

Total return (C)	(0.53)%	3.75%	2.45%	8.09%	9.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,868	$18,494	$7,423	$15,097	$18,327
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (F)	2.29%	2.29%	2.33%	2.51%	3.50%
Expenses, net waiver and reimbursement (F)	2.24%	2.24%	2.24%	2.24%	2.24%
Net investment income (loss)	(1.28)%	(2.23)%	(1.64)%	(0.31)%	(1.20)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(A)	Effective April 22, 2022, the Fund had a one-to-three reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-to-three stock split.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(D)	Amount is less than $0.005.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.02%	2.04%	2.05%	2.51%	3.50%
Expenses, net waiver and reimbursement	1.99%	1.99%	1.99%	2.24%	2.24%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.29%	2.29%	2.33%	2.51%	3.50%
Expenses, net waiver and reimbursement	2.24%	2.24%	2.24%	2.24%	2.24%

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Tactical Return Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class C
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2022(A)		2021(A)	2020(A)	2019(A)	2018(A)
Net asset value, beginning of year	$16.65		$16.80	$16.86	$16.29	$15.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.19)		(0.51)	(0.42)	(0.21)	(0.36)
Net realized and unrealized gain (loss) on investments	(0.03	) (C)	0.99	0.72	1.35	1.68
Total from investment operations	(0.22)		0.48	0.30	1.14	1.32

LESS DISTRIBUTIONS:
From net investment income	—		—	—	—	—
From net realized gains on investments	(0.05)		(0.63)	(0.36)	(0.57)	(0.21)
Total distributions	(0.05)		(0.63)	(0.36)	(0.57)	(0.21)

Net assets, end of year (in 000’s)	$16.38		$16.65	$16.80	$16.86	$16.29

Total return (D)	(1.33)%		2.94%	1.77%	7.01%	8.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,808		$9,444	$9,130	$6,453	$1
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E)	2.99%		3.00%	3.04%	3.11%	4.16%
Expenses, net waiver and reimbursement (E)	2.99%		2.99%	2.99%	2.99%	2.99%
Net investment loss	(1.85)%		(2.98)%	(2.54)%	(1.18)%	(2.34)%
Portfolio turnover rate	0%		0%	0%	0%	0%

(A)	Effective April 22, 2022, the Fund had a one-to-three reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-to-three stock split.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.99%	3.00%	3.04%	3.11%	4.16%
Expenses, net waiver and reimbursement	2.99%	2.99%	2.99%	2.99%	2.99%

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Dynamic Brands Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

Institutional
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2022	2021	2020	2019	2018(A)
Net asset value, beginning of year	$59.52	$56.20	$43.30	$34.20	$34.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.07)	(0.41)	(0.33)	(0.14)	0.16
Net realized and unrealized gain (loss) on investments	(21.01)	8.68	19.98	9.38	0.07	(D)
Total from investment operations	(21.08)	8.27	19.65	9.24	0.23

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.09)
From net realized gains on investments	(1.99)	(4.95)	(6.75)	(0.14)	(0.84)
Total distributions	(1.99)	(4.95)	(6.75)	(0.14)	(0.93)

Net assets, end of year (in 000’s)	$36.45	$59.52	$56.20	$43.30	$34.20

Total return (C)	(35.41)%	14.97%	45.28%	27.03%	0.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$28,643	$82,648	$53,102	$21,627	$16,725
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (E)	1.20%	1.10%	1.25%	1.45%	1.67%
Expenses, net waiver and reimbursement (E)	1.20%	1.14%	1.24%	1.17%	1.00%
Net investment income (loss)	(0.16)%	(0.65)%	(0.56)%	(0.36)%	0.42%
Portfolio turnover rate	154%	225%	320%	220%	411%

Class A
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2022	2021	2020	2019	2018(A)
Net asset value, beginning of year	$37.49	$37.16	$30.27	$24.00	$24.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.11)	(0.41)	(0.28)	(0.16)	0.02
Net realized and unrealized gain (loss) on investments	(13.23)	5.69	13.92	6.57	0.12	(D)
Total from investment operations	(13.34)	5.28	13.64	6.41	0.14

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
From net realized gains on investments	(1.99)	(4.95)	(6.75)	(0.14)	(0.84)
Total distributions	(1.99)	(4.95)	(6.75)	(0.14)	(0.84)

Net assets, end of year (in 000’s)	$22.16	$37.49	$37.16	$30.27	$24.00

Total return (C)	(35.58)%	14.59%	44.91%	26.72%	0.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,668	$23,205	$17,972	$12,387	$11,154
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (F)	1.47%	1.37%	1.52%	1.74%	2.05%
Expenses, net waiver and reimbursement (F)	1.47%	1.47%	1.49%	1.41%	1.25%
Net investment income (loss)	(0.41)%	(1.00)%	(0.82)%	(0.59)%	0.08%
Portfolio turnover rate	154%	225%	320%	220%	411%

(A)	Effective September 21, 2018, the Fund had a one-to-ten reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-to-ten stock split.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges

(D)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended December 31, 2018, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.19%	1.10%	1.25%	1.45%	1.67%
Expenses, net waiver and reimbursement	1.19%	1.14%	1.24%	1.17%	1.00%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.46%	1.37%	1.52%	1.74%	2.05%
Expenses, net waiver and reimbursement	1.46%	1.47%	1.49%	1.41%	1.25%

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Dynamic Brands Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2022	2021	2020	2019		2018(A)
Net asset value, beginning of year	$31.73	$32.34	$27.15	$21.70		$22.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.26)	(0.58)	(0.50)	(0.32)		(0.14)
Net realized and unrealized gain (loss) on investments	(11.17)	4.92	12.44	5.91		0.08	(E)
Total from investment operations	(11.43)	4.34	11.94	5.59		(0.06)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—		—
From net realized gains on investments	(1.99)	(4.95)	(6.75)	(0.14)		(0.84)
Total distributions	(1.99)	(4.95)	(6.75)	(0.14)		(0.84)

Net assets, end of year (in 000’s)	$18.31	$31.73	$32.34	$27.15		$21.70

Total return (C)	(36.02)%	13.85%	43.80%	25.78	% (D)	(0.20	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,852	$4,898	$1,525	$184		$214
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (F)	2.18%	2.08%	2.41%	2.68%		2.73%
Expenses, net waiver and reimbursement (F)	2.18%	2.12%	2.24%	2.15%		1.91%
Net investment loss	(1.12)%	(1.62)%	(1.54)%	(1.30)%		(0.59)%
Portfolio turnover rate	154%	225%	320%	220%		411%

(A)	Effective September 21, 2018, the Fund had a one-to-ten reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-to-ten stock split.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges

(D)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(E)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended December 31, 2018, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.17%	2.08%	2.41%	2.68%	2.73%
Expenses, net waiver and reimbursement	2.17%	2.12%	2.24%	2.15%	1.91%

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Strategic Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Year

	Institutional
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.24	$8.94	$9.58	$9.12	$10.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.31	0.40	0.27	0.36	0.39
Net realized and unrealized gain (loss) on investments	(3.16)	2.54	(0.61)	0.79	(0.67)
Total from investment operations	(2.85)	2.94	(0.34)	1.15	(0.28)

LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.36)	(0.28)	(0.41)	(0.36)
From net realized gains on investments	(0.37)	(1.28)	—	(0.22)	(0.26)
From Return of capital	—	—	(0.02)	(0.06)	—
Total distributions	(0.55)	(1.64)	(0.30)	(0.69)	(0.62)

Net asset value, end of year	$6.84	$10.24	$8.94	$9.58	$9.12

Total return (B)	(27.87)%	33.94%	(3.19)%	12.64%	(2.81)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,027	$519	$248	$266	$253
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,E)	1.39%	1.11%	1.31%	0.98%	1.04%
Expenses, net waiver and reimbursement (C,E)	0.46%	0.46%	0.45%	0.45%	0.45%
Net investment income (C,D)	3.82%	3.78%	3.26%	3.67%	3.91%
Portfolio turnover rate	27%	2%	89%	62%	53%

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.30	$8.99	$9.63	$9.15	$10.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.29	0.34	0.25	0.32	0.33
Net realized and unrealized gain (loss) on investments	(3.17)	2.59	(0.61)	0.82	(0.63)
Total from investment operations	(2.88)	2.93	(0.36)	1.14	(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.34)	(0.26)	(0.38)	(0.34)
From net realized gains on investments	(0.37)	(1.28)	—	(0.22)	(0.26)
From Return of capital	—	—	(0.02)	(0.06)	—
Total distributions	(0.54)	(1.62)	(0.28)	(0.66)	(0.60)

Net assets, end of year (in 000’s)	$6.88	$10.30	$8.99	$9.63	$9.15

Total return (B)	(28.04)%	33.57%	(3.42)%	12.49%	(3.05)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,048	$9,830	$7,713	$9,395	$9,842
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,F)	1.72%	1.47%	1.65%	1.35%	1.37%
Expenses, net waiver and reimbursement (C,F)	0.71%	0.71%	0.70%	0.70%	0.70%
Net Investment income (C,D)	3.48%	3.30%	2.98%	3.25%	3.25%
Portfolio turnover rate	27%	2%	89%	62%	53%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.38%	1.10%	1.31%	0.98%	1.04%
Expenses, net waiver and reimbursement	0.45%	0.45%	0.45%	0.45%	0.45%

(F)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.71%	1.46%	1.65%	1.35%	1.37%
Expenses, net waiver and reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Strategic Allocation Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$10.25	$8.95	$9.58	$9.11	$10.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.23	0.26	0.19	0.26	0.29
Net realized and unrealized gain (loss) on investments	(3.16)	2.58	(0.61)	0.80	(0.67)
Total from investment operations	(2.93)	2.84	(0.42)	1.06	(0.38)

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.26)	(0.19)	(0.31)	(0.28)
From net realized gains on investments	(0.37)	(1.28)	—	(0.22)	(0.26)
From Return of capital	—	—	(0.02)	(0.06)	—
Total distributions	(0.49)	(1.54)	(0.21)	(0.59)	(0.54)

Net asset value, end of year	$6.83	$10.25	$8.95	$9.58	$9.11

Total return (B)	(28.55)%	32.60%	(4.13)%	11.61%	(3.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1	$1	$1	$1	$1
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C,E)	2.37%	2.24%	2.33%	2.02%	1.92%
Expenses, net waiver and reimbursement (C,E)	1.46%	1.46%	1.45%	1.45%	1.45%
Net investment income (C,D)	2.78%	2.53%	2.26%	2.65%	2.89%
Portfolio turnover rate	27%	2%	89%	62%	53%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(E)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.36%	2.23%	2.33%	2.02%	1.92%
Expenses, net waiver and reimbursement	1.45%	1.45%	1.45%	1.45%	1.45%

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational/ReSolve Adaptive Asset Allocation Fund
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Institutional
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$22.71	$23.77	$23.73	$23.10	$25.25

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.07)	(0.50)	(0.37)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.62)	3.16	0.52	4.32	(1.89)
Total from investment operations	(0.69)	2.66	0.15	4.30	(1.93)

LESS DISTRIBUTIONS:
From net investment income	(0.09)	(3.72)	(0.08)	(0.69)	—
From net realized gains on investments	—	—	—	(2.94)	(0.22)
Total distributions	(0.09)	(3.72)	(0.11)	(3.67)	(0.22)

Net asset value, end of year	$21.93	$22.71	$23.77	$23.73	$23.10

Total return (B)	(3.06)%	11.28%	0.65%	18.32%	(7.64)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$162,983	$64,890	$62,176	$51,221	$27,460
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	2.05%	2.17%	2.18%	2.32%	2.90%
Expenses, net waiver and reimbursement (C)	1.97%	1.98%	1.97%	1.97%	1.97%
Net investment loss	(0.30)%	(1.95)%	(1.61)%	(0.06)%	(0.17)%
Portfolio turnover rate	0%	0%	0%	0%	0%

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$22.53	$23.61	$23.52	$22.96	$25.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.04)	(0.55)	(0.36)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.70)	3.13	0.45	4.30	(1.87)
Total from investment operations	(0.74)	2.58	0.09	4.20	(1.98)

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(3.66)	—	(0.66)	—
From net realized gains on investments	—	—	—	(2.94)	(0.22)
Total distributions	(0.08)	(3.66)	—	(3.64)	(0.22)

Net asset value, end of year	$21.71	$22.53	$23.61	$23.52	$22.96

Total return (B)	(3.30)%	10.99%	0.38%	18.01%	(7.87	)% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,643	$607	$776	$5,425	$2,169
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (D)	2.33%	2.36%	2.47%	2.60%	3.14%
Expenses, net waiver and reimbursement (D)	2.22%	2.23%	2.22%	2.22%	2.22%
Net investment loss	(0.18)%	(2.10)%	(1.43)%	(0.39)%	(0.45)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.05%	2.16%	2.18%	2.32%	2.90%
Expenses, net waiver and reimbursement	1.97%	1.97%	1.97%	1.97%	1.97%

(D)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.33%	2.35%	2.47%	2.60%	3.14%
Expenses, net waiver and reimbursement	2.22%	2.22%	2.22%	2.22%	2.22%

(E)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational/ReSolve Adaptive Asset Allocation Fund (Continued)
Financial Highlights (Consolidated)

For a Share Outstanding Throughout Each Year

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$21.88	$23.03	$23.11	$22.61	$24.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.15)	(0.72)	(0.57)	(0.26)	(0.31)
Net realized and unrealized gain (loss) on investments	(0.73)	3.05	0.49	4.20	(1.82)
Total from investment operations	(0.88)	2.33	(0.08)	3.94	(2.13)

LESS DISTRIBUTIONS:
From net investment income	(0.06)	(3.48)	—	(0.46)	—
From net realized gains on investments	—	—	—	(2.94)	(0.22)
From Return of capital	—	—	—	(0.04)	—
Total distributions	(0.06)	(3.48)	—	(3.44)	(0.22)

Net asset value, end of year	$20.94	$21.88	$23.03	$23.11	$22.61

Total return (B)	(4.01)%	10.18%	(0.35)%	17.15%	(8.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,327	$241	$250	$438	$322
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (C)	3.00%	3.18%	3.35%	3.37%	4.65%
Expenses, net waiver and reimbursement (C)	2.97%	2.98%	2.97%	2.97%	2.97%
Net investment loss	(0.66)%	(2.95)%	(2.51)%	(1.04)%	(1.24)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed expenses, total return would have been lower.

(C)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	3.00%	3.17%	3.35%	3.37%	4.65%
Expenses, net waiver and reimbursement	2.97%	2.97%	2.97%	2.97%	2.97%

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational/Pier 88 Convertible Securities Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Institutional
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019(A)
Net asset value, beginning of year/period	$11.96	$11.69	$10.17	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.20	0.13	0.17	0.03
Net realized and unrealized gain (loss) on investments	(1.49)	1.04	1.56	0.14
Total from investment operations	(1.29)	1.17	1.73	0.17

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.17)	(0.20)	—
From net realized gains on investments	(0.04)	(0.73)	(0.01)	—
Total distributions	(0.24)	(0.90)	(0.21)	—

Net asset value, end of year/period	$10.43	$11.96	$11.69	$10.17

Total return (C)	(10.82)%	10.21%	17.08%	1.70	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$106,362	$118,333	$73,946	$5,707
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (G)	1.16%	1.17%	1.25%	7.22	% (E)
Expenses, net waiver and reimbursement (G)	0.99%	0.99%	0.99%	0.99	% (E)
Net investment income	1.81%	1.07%	1.62%	4.22	% (E)
Portfolio turnover rate	116%	130%	140%	5	% (D)

	Class A
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019(A)
Net asset value, beginning of year/period	$11.97	$11.69	$10.17	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.17	0.11	0.39	0.02
Net realized and unrealized gain (loss) on investments	(1.49)	1.03	1.33	0.15
Total from investment operations	(1.32)	1.14	1.72	0.17

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.13)	(0.19)	—
From net realized gains on investments	(0.04)	(0.73)	(0.01)	—
Total distributions	(0.21)	(0.86)	(0.20)	—

Net asset value, end of year/period	$10.44	$11.97	$11.69	$10.17

Total return (C)	(11.04)%	9.97%	16.97%	1.70	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,861	$2,231	$337	$0	(F)
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (H)	1.41%	1.35%	1.40%	7.47	% (E)
Expenses, net waiver and reimbursement (H)	1.24%	1.24%	1.24%	1.24	% (E)
Net investment income	1.55%	0.88%	3.50%	3.17	% (E)
Portfolio turnover rate	116%	130%	140%	5	% (D)

(A)	The Rational/Pier 88 Convertible Securities Fund Institutional Class, Class A and Class C Shares commenced operations December 6, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized

(E)	Annualized

(F)	Amount is less than $1000.

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.16%	1.17%	1.25%	7.22	% (E)
Expenses, net waiver and reimbursement	0.99%	0.99%	0.99%	0.99	% (E)

(H)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.41%	1.35%	1.40%	7.47	% (E)
Expenses, net waiver and reimbursement	1.24%	1.24%	1.24%	1.24	% (E)

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational/Pier 88 Convertible Securities Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class C
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2020	2019(A)
Net asset value, beginning of year/period	$11.90	$11.66	$10.17	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.10	0.02	0.32	0.02
Net realized and unrealized gain (loss) on investments	(1.48)	1.02	1.34	0.15
Total from investment operations	(1.38)	1.04	1.66	0.17

LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.07)	(0.16)	—
From net realized gains on investments	(0.04)	(0.73)	(0.01)	—
Total distributions	(0.14)	(0.80)	(0.17)	—

Net asset value, end of year/period	$10.38	$11.90	$11.66	$10.17

Total return (C)	(11.63)%	9.11%	16.33%	1.70	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$298	$249	$55	$0	(F)
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (G)	2.11%	2.10%	2.13%	8.22	% (E)
Expenses, net waiver and reimbursement (G)	1.99%	1.99%	1.99%	1.99	% (E)
Net investment income	0.93%	0.17%	2.87%	3.17	% (E)
Portfolio turnover rate	116%	130%	140%	5	% (D)

(A)	The Rational/Pier 88 Convertible Securities Fund Institutional Class, Class A and Class C Shares commenced operations December 6, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized

(E)	Annualized

(F)	Amount is less than $1000.

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.11%	2.10%	2.13%	8.22	% (E)
Expenses, net waiver and reimbursement	1.99%	1.99%	1.99%	1.99	% (E)

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Special Situations Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Institutional
	For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended	Period Ended
	December 31,		December 31,		December 31,	December 31,
	2022		2021		2020	2019(A)
Net asset value, beginning of year/period	$19.69		$19.66		$20.10	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.93		0.74		0.43	0.32
Net realized and unrealized gain (loss) on investments	(1.16)		0.28		0.11	0.06
Total from investment operations	(0.23)		1.02		0.54	0.38

LESS DISTRIBUTIONS:
From net investment income	(1.12)		(0.99)		(0.93)	(0.25)
From net realized gains on investments	—		—		—	(0.03)
From Return of capital	—		(0.00	) (C)	(0.05)	—
Total distributions	(1.12)		(0.99)		(0.98)	(0.28)

Net asset value, end of year/period	$18.34		$19.69		$19.66	$20.10

Total return (D)	(1.12	)% (I)	5.30%		2.83%	1.91	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$666,042		$670,278		$352,892	$76,833
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (G)	1.79%		1.77%		1.80%	2.06	% (F)
Expenses, net waiver and reimbursement (G)	1.76%		1.75%		1.75%	1.75	% (F)
Net investment income	4.93%		3.75%		2.17%	3.48	% (F)
Portfolio turnover rate	27%		37%		4%	14	% (E)

	Class A
	For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended	Period Ended
	December 31,		December 31,		December 31,	December 31,
	2022		2021		2020	2019(A)
Net asset value, beginning of year/period	$19.66		$19.64		$20.08	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.88		0.72		0.37	0.30
Net realized and unrealized gain (loss) on investments	(1.15)		0.24		0.13	0.05
Total from investment operations	(0.27)		0.96		0.50	0.35

LESS DISTRIBUTIONS:
From net investment income	(1.07)		(0.94)		(0.89)	(0.24)
From net realized gains on investments	—		—		—	(0.03)
From Return of capital	—		(0.00	) (C)	(0.05)	—
Total distributions	(1.07)		(0.94)		(0.94)	(0.27)

Net asset value, end of year/period	$18.32		$19.66		$19.64	$20.08

Total return (D)	(1.31	)% (I)	5.00%		2.60%	1.74	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$70,121		$58,164		$37,224	$5,449
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (H)	2.05%		2.03%		2.10%	2.21	% (F)
Expenses, net waiver and reimbursement (H)	2.02%		2.00%		2.00%	2.00	% (F)
Net investment income	4.69%		3.67%		1.88%	3.22	% (F)
Portfolio turnover rate	27%		37%		4%	14	% (E)

(A)	The Rational Special Situations Income Fund Institutional Class, Class A and Class C Shares commenced operations July 17, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Represents an amount less than $0.01 per share.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E)	Not Annualized

(F)	Annualized

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	1.79%	1.77%	1.80%	2.06	% (F)
Expenses, net waiver and reimbursement	1.76%	1.75%	1.75%	1.75	% (F)

(H)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.05%	2.03%	2.10%	2.21	% (F)
Expenses, net waiver and reimbursement	2.02%	2.00%	2.00%	2.00	% (F)

(I)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Special Situations Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Class C
	For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended	Period Ended
	December 31,		December 31,		December 31,	December 31,
	2022		2021		2020	2019(A)
Net asset value, beginning of year/period	$19.61		$19.60		$20.06	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.74		0.48		0.21	0.23
Net realized and unrealized gain (loss) on investments	(1.15)		0.33		0.14	0.05
Total from investment operations	(0.41)		0.81		0.35	0.28

LESS DISTRIBUTIONS:
From net investment income	(0.93)		(0.80)		(0.76)	(0.19)
From net realized gains on investments	—		—		—	(0.03)
From Return of capital	—		(0.00	) (C)	(0.05)	—
Total distributions	(0.93)		(0.80)		(0.81)	(0.22)

Net asset value, end of year/period	$18.27		$19.61		$19.60	$20.06

Total return (D)	(2.05	)% (H)	4.22%		1.82%	1.43	% (E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$34,455		$35,497		$14,123	$1,289
Ratios to average net assets (including interest expense)
Expenses, before waiver and reimbursement (G)	2.76%		2.74%		2.77%	2.97	% (F)
Expenses, net waiver and reimbursement (G)	2.76%		2.75%		2.75%	2.75	% (F)
Net investment income	3.95%		2.46%		1.05%	2.47	% (F)
Portfolio turnover rate	27%		37%		4%	14	% (E)

(A)	The Rational Special Situations Income Fund Institutional Class, Class A and Class C Shares commenced operations July 17, 2019.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Represents an amount less than $0.01 per share.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E)	Not Annualized

(F)	Annualized

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	2.75%	2.74%	2.77%	2.97	% (F)
Expenses, net waiver and reimbursement	2.75%	2.75%	2.75%	2.75	% (F)

(H)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
Rational Inflation Growth Fund
Financial Highlights

For a Share Outstanding Throughout Each Year/Period

	Institutional			Class A				Class C
	For the	For the		For the		For the		For the		For the
	Year Ended	Period Ended		Year Ended		Period Ended		Year Ended		Period Ended
	December 31,	December 31,		December 31,		December 31,		December 31,		December 31,
	2022	2021(A)		2022		2021(A)		2022		2021(A)
Net asset value, beginning of year/period	$9.80	$10.00		$9.79		$10.00		$9.77		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.27	0.25		0.21		0.49		0.16		0.70
Net realized and unrealized loss on investments	(0.37)	(0.38)		(0.33)		(0.63)		(0.36)		(0.86)
Total from investment operations	(0.10)	(0.13)		(0.12)		(0.14)		(0.20)		(0.16)

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.07)		(0.02)		(0.07)		—		(0.07)
From net realized gains on investments	(0.01)	—		(0.01)		—		(0.01)		—
Total distributions	(0.05)	(0.07)		(0.03)		(0.07)		(0.01)		(0.07)

Net asset value, end of year/period	$9.65	$9.80		$9.64		$9.79		$9.56		$9.77

Total return (C)	(1.10)%	(1.26	)% (D)	(1.29)%		(1.39	)% (D)	(2.09)%		(1.60	)% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$2,887	$1,360		$788		$697		$33		$26
Ratios to average net assets
Expenses, before waiver and reimbursement (G)	4.56%	12.47	% (E)	4.91	% (E)	12.72	% (E)	5.89	% (E)	13.47	% (E)
Expenses, net waiver and reimbursement (G)	1.49%	1.49	% (E)	1.74	% (E)	1.74	% (E)	2.49	% (E)	2.49	% (E)
Net investment income	2.82%	6.83	% (E)	2.11	% (E)	13.23	% (E)	1.67	% (E)	19.41	% (E)
Portfolio turnover rate	18%	0	% (D)	18	% (D)	0	% (D)	18	% (D)	0	% (D)

(A)	The Rational Inflation Growth Fund commenced operations August 18, 2021.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized

(E)	Annualized

(G)	Ratios to average net assets (excluding interest expense)

Expenses, before waiver and reimbursement	4.56%	12.47	% (E)	4.91%	12.72	% (E)	5.89%	13.47	% (E)
Expenses, net waiver and reimbursement	1.49%	1.49	% (E)	1.74%	1.74	% (E)	2.49%	2.49	% (E)

See accompanying notes which are an integral part of these financial statements.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS
December 31, 2022	ANNUAL REPORT

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Mutual Fund and Variable Insurance Trust (the “Trust”) was organized as a Delaware statutory trust on June 23, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2022, the Trust operated 8 separate series, or mutual funds, each with its own investment objective and strategy. This report contains financial statements and financial highlights of the funds listed below (individually referred to as a “Fund”, or collectively as the “Funds”):

Fund	Sub-Advisor	Primary Objective
Rational Equity Armor Fund (“Equity Armor”)	Equity Armor Investments, LLC	Total return on investment, with dividend income an important component of that return.
Rational Tactical Return Fund (“Tactical Return”)	Warrington Asset Management, LLC	Total return consisting of long-term capital appreciation and income.
Rational Dynamic Brands Fund (“Dynamic Brands”)	Accuvest Global Advisors, Inc.	Long-term capital appreciation.
Rational Strategic Allocation Fund (“Strategic Allocation”)		Current income and moderate appreciation of capital.
Rational/ReSolve Adaptive Asset Allocation Fund (“ReSolve Adaptive”)	ReSolve Asset Management, Inc.	Long-term capital appreciation.
Rational/Pier 88 Convertible Securities Fund (“Pier 88”)	Pier 88 Investment Partners, LLC	Total return consisting of capital appreciation and income.
Rational Special Situations Income Fund (“Special Situations”)	ESM Management, LLC	Total return consisting of capital appreciation and income.
Rational Inflation Growth Fund (“Inflation Growth”)	SL Advisors, LLC	Long-term capital appreciation.

The Funds are classified as diversified funds under the 1940 Act, except Pier 88 and Inflation Growth, which are classified as non-diversified funds.

Currently, all Funds offer Class A, Class C and Institutional shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, if any, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.75% for ReSolve Adaptive and Inflation Growth and 4.75% for all other Funds as a percentage of the original purchase price. Class C shares have a contingent deferred sales charge of 1.00% on shares sold within one year of purchase. Each Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

A. Investment Valuations

All investments in securities are recorded at their estimated fair value. In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to valuation procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”), the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022	ANNUAL REPORT

equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the counter securities, equity securities are valued at a bid price estimated by the security pricing service. Debt securities (other than short-term obligations) are valued each day by an independent pricing service in accordance with valuation procedures approved by the Board using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Option contracts are generally valued at the close. If the close price is outside the bid and the ask price; the quote closest to the close is used. When there is no trading volume the mean of the bid and ask is used. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect as of the close of the NYSE. Investments in open-end investment companies (except for exchange-traded funds) are valued at their respective net asset value as reported by such companies. Futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Board. In these cases, a valuation designee, determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain categories of securities, the procedures utilized by the valuation designee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities’ market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

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Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2022, for each Fund’s assets and liabilities measured at fair value:

Equity Armor

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$47,206,301	$—	$—	$47,206,301
Exchange Traded Funds	10,524,492	—	—	10,524,492
Derivatives
Purchased Options	$2,190,625	$—	$—	$2,190,625
Futures Contracts	41,456	—	—	41,456
Total Assets	$59,962,874	$—	$—	$59,962,874
Liabilities*
Derivatives
Written Options	$1,781,250	$—	$—	$1,781,250
Futures Contracts	79,706	—	—	79,706
Total Liabilities	$1,860,956	$—	$—	$1,860,956

Tactical Return

Assets*	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$166,486,273	$—	$166,486,273
Total Assets	$—	$166,486,273	$—	$166,486,273

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Dynamic Brands

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$45,134,977	$—	$—	$45,134,977
Total Assets	$45,134,977	$—	$—	$45,134,977

Strategic Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open End Funds	$5,918,149	$—	$—	$5,918,149
Total Assets	$5,918,149	$—	$—	$5,918,149
Liabilities
Derivatives
Futures Contracts	$359,270	$—	$—	$359,270
Total Liabilities	$359,270	$—	$—	$359,270

ReSolve Adaptive

Assets*	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$108,313,376	$—	$108,313,376
Short-Term Investments	40,539,786	—	—	40,539,786
Derivatives
Futures Contracts	4,908,910	—	—	4,908,910
Total Assets	$45,448,696	$108,313,376	$—	$153,762,072
Liabilities*
Derivatives
Futures Contracts	$4,305,850	$—	$—	$4,305,850
Total Liabilities	$4,305,850	$—	$—	$4,305,850

Pier 88

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$7,043,687	$—	$—	$7,043,687
Preferred Stocks	37,413,178	—	—	37,413,178
Convertible Bonds	—	53,882,519	—	53,882,519
Total Assets	$44,456,865	$53,882,519	$—	$98,339,384

Special Situations

Assets*	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$603,067,190	$—	$603,067,190
Corporate Bonds	—	126,300,336	—	126,300,336
Preferred Stocks	—	2,182,894	—	2,182,894
Total Assets	$—	$731,550,420	$—	$731,550,420

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Inflation Growth

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$3,025,807	$—	$—	$3,025,807
Exchange-Traded Funds	539,247	—	—	539,247
Total Assets	$3,565,054	$—	$—	$3,565,054

*	Refer to the Schedule of Investments for industry classifications.

There were no level 3 securities held during the year for any Fund.

Consolidation of Subsidiaries – The consolidated financial statements of ReSolve Adaptive include the accounts of RDMF Fund Ltd. (“RDMF” or “CFC”), a wholly-owned and controlled foreign subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

ReSolve Adaptive may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with ReSolve Adaptive’s investment objectives and policies.

	Inception Date of CFC	CFC Net Assets as of December 31, 2022	% of Net Assets as of December 31, 2022
RDMF Fund, Ltd.	8/5/2016	$ 21,865,136	12.94%

For tax purposes, the CFC is an exempted Cayman investment company. The CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, a CFC is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, RDMF’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the ReSolve Adaptive’s investment company taxable income.

B. Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities; sales and maturities of short term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period-end, resulting from changes in the exchange rate.

C. Derivative Instruments

Certain of the Funds may be subject to equity price risk, commodity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. Certain of the Funds may invest in various financial instruments including positions in foreign currency contracts, written and purchased option contracts and futures contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of

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December 31, 2022	ANNUAL REPORT

the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Futures Contracts – Certain of the Funds may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of underlying reference assets, such as equities, interest rates, commodities prices or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options Contracts – Certain Funds may purchase put and call options and write put and call options. The premium paid for a purchased put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

Written and purchased options are non-income producing securities. With options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse acts as counterparty to all exchange traded options and guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Fund’s agent in acquiring the options).

Convertible Securities – Pier 88 invests in convertible securities, which include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor’s or Sub-Advisor’s opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, the Fund may hold or trade convertible securities.

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CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
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The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities and Consolidated Statements of Assets and Liabilities at December 31, 2022, were as follows:

			Location of derivatives on Statements	Fair value of asset/liability
Fund	Derivative	Risk Type	of Assets and Liabilities	derivatives
Equity Armor
	Futures	Equity	Futures unrealized appreciation	$41,456
			Futures unrealized depreciation	(79,706)
			Totals	$(38,250)

	Options	Equity	Options Purchased	$2,190,625
			Options Written	1,781,250
			Totals	$3,971,875
Strategic Allocation
	Futures	Equity	Futures unrealized depreciation	$(359,270)
			Totals	$(359,270)
ReSolve Adaptive
	Futures	Equity	Futures unrealized appreciation	$82,609
			Futures unrealized depreciation	(1,442,032)
		Commodity	Futures unrealized appreciation	3,302,994
			Futures unrealized depreciation	(781,716)
		Currency	Futures unrealized appreciation	175,694
			Futures unrealized depreciation	(453,109)
		Interest	Futures unrealized appreciation	1,347,613
			Futures unrealized depreciation	(1,628,991)
			Totals	$603,062

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December 31, 2022	ANNUAL REPORT

The effect of derivative instruments on the Statements of Operations and Consolidated Statements of Operations for the Funds, for the year ended December 31, 2022, were as follows:

				Realized and unrealized gain
Fund	Derivative	Risk Type	Location of gain (loss) on derivatives	(loss) on derivatives
Equity Armor
	Options Purchased	Equity	Net realized loss from options purchased	$(17,372,693)
	Options Written	Equity	Net realized gain from options written	9,988,391
	Futures	Equity	Net realized gain from futures	3,751,143
				$(3,633,159)

	Options Purchased	Equity	Net change in unrealized depreciation on options purchased	$(463,284)
	Options Written	Equity	Net change in unrealized appreciation on options written	130,937
	Futures	Equity	Net change in unrealized appreciation on futures	350,080
				$17,733
Tactical Return
	Options Purchased	Equity	Net realized gain from options purchased	$437,383
	Options Written	Equity	Net realized gain from options written	2,418,787
	Futures	Equity	Net realized loss from futures	(783,794)

Strategic Allocation
	Futures	Equity	Net realized loss from futures	$(1,586,800)

	Futures	Equity	Net change in unrealized depreciation on futures	(584,830)
				$(2,171,630)
ReSolve Adaptive
	Futures	Equity	Net realized gain from futures	$1,110,944
		Commodity	Net realized loss from futures	(3,035,378)
		Currency	Net realized loss from futures	(4,228,331)
		Interest	Net realized loss from futures	(9,932,262)
			Totals	$(16,085,027)

	Futures	Equity	Net change in unrealized depreciation on futures	$(1,701,604)
		Commodity	Net change in unrealized appreciation on futures	2,214,081
		Currency	Net change in unrealized depreciation on futures	(340,996)
		Interest	Net change in unrealized appreciation on futures	68,023
			Totals	$239,504

Inflation Growth
	Futures	Equity	Net realized loss from futures	$(6,306)

The value of derivative instruments outstanding as of December 31, 2022 as disclosed in the Schedules of Investments (Consolidated Schedule of Investments for ReSolve Adaptive) and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations (Consolidated Statements of Operations for ReSolve Adaptive) serve as indicators of the volume of derivative activity for the Funds.

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Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial assets and liabilities derivatives and the effect of the derivative instruments on the Statements of Assets and Liabilities and Consolidated Statements of Assets and Liabilities as of December 31, 2022:

				Gross Amounts of Assets resented in the
		Gross Amounts		(Consolidated) Statement of Assets & Liabilities
		Net Amounts
	Gross Amounts	Offset in the	Presented in the
	Recognized in the	(Consolidated)	(Consolidated)
	(Consolidated)	Statements of	Statements of
	Statements of Assets	Assets and	Assets and	Financial	Cash Collateral
	and Liabilities	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Equity Armor
Description of Asset:
Futures Contracts	$41,456	$—	$41,456	$(41,456)	$—	$—
Description of Liability:
Futures Contracts	$79,706	$—	$79,706	$(41,456)	$38,250	$—
Strategic Allocation
Description of Liability:
Futures Contracts	$359,270	$—	$359,270	$—	$359,270	$—
ReSolve Adaptive
Description of Asset:
Futures Contracts	$4,908,910	$—	$4,908,910	$(4,305,848)	$—	$603,062
Description of Liability:
Futures Contracts	$4,305,848	$—	$4,305,848	$(4,305,848)	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

D. Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective interest method. For convertible securities, premiums attributable to the conversion feature are not amortized. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date. Withholding taxes and capital gains on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

E. Dividends and Distributions to Shareholders

The amount of dividends from net investment income and net realized gains recorded on the ex-dividend date are determined in accordance with the federal income tax regulations, which may differ from GAAP and are recorded on ex-date. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, non-deductible stock issuance costs, distributions and income received from pass through investments and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles and return of capital from investments. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses.

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December 31, 2022	ANNUAL REPORT

Fund	Income Dividends	Capital Gains
Equity Armor	Monthly	Annually
Tactical Return	Annually	Annually
Dynamic Brands	Annually	Annually
Strategic Allocation	Quarterly	Annually
ReSolve Adaptive	Annually	Annually
Pier 88	Quarterly	Annually
Special Situations	Monthly	Annually
Inflation Growth	Quarterly	Annually

Certain Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT, when such information is available.

F. Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

G. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2019 to December 31, 2021 (as applicable), or expected to be taken in the Funds’ December 31, 2022 year-end tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expenses in the Statements of Operations. As of December 31, 2022, the Funds did not incur any interest or penalties.

H. Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

I. Market Risk

Overall market risks may also affect the value of a Fund. The market values of securities or other investments owned by a Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on a Fund and its investments and

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could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions, you could lose your entire investment.

The global outbreak of COVID-19 caused adverse effects on many companies, sectors, nations, regions and the markets in general, and these effects may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of a Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objective.

(3) FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Investment Advisory Fee— Rational Advisors, Inc., (the “Advisor”) serves as the Funds’ investment adviser. Under the terms of the Advisory Agreement, the Advisor manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. The Funds’ sub-advisors are responsible for the day-to-day management of each Fund’s portfolios. The Advisor provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Advisor, as of the last day of each month, an annualized fee as shown in the below table, such fees to be computed daily based upon daily average net assets of the Funds. The Funds’ sub-advisors are paid by the Advisor, not the Funds.

Fund	Advisory Fee Tiered Annual Rate
	Rate for the First $500 Million	Rate for the Next $500 Million	Rate for Excess Over $1 Billion
Equity Armor	0.75%	0.70%	0.65%
Dynamic Brands	0.75%	0.70%	0.65%

	Advisory Fee Annual Rate
Tactical Return	1.75%
Strategic Allocation	0.10%
ReSolve Adaptive	1.75%
Pier 88	0.85%
Special Situations	1.50%
Inflation Growth	1.25%

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022	ANNUAL REPORT

The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of each Fund (other than Equity Armor) to the extent necessary in order to limit each Fund’s total annual fund operating expenses (exclusive of acquired fund fees and expenses, brokerage commissions and trading costs, interest (including borrowing costs and overdraft charges), taxes, short sale dividends and interest expenses, non-routine or extraordinary expenses (such as litigation or reorganizational costs), and with respect to Special Situations only, costs and expenses of litigation or claims on behalf of Special Situations regarding portfolio investments initiated (or threatened) by the investment advisor or sub-advisor, as listed below:

	Expense Caps			Expiration
Fund	Institutional Class Shares	Class A Shares	Class C Shares
Tactical Return	1.99%	2.24%	2.99%	April 30, 2023
Dynamic Brands	1.24%	1.49%	2.24%	April 30, 2023
Strategic Allocation	0.45%	0.70%	1.45%	April 30, 2023
ReSolve Adaptive	1.97%	2.22%	2.97%	April 30, 2023
Pier 88	0.99%	1.24%	1.99%	April 30, 2023
Special Situations	1.75%	2.00%	2.75%	April 30, 2023
Inflation Growth	1.49%	1.74%	2.49%	April 30, 2023

Amounts waived or reimbursed in the contractual period may be recouped by the Advisor within three years of the waiver and/or reimbursement. As of December 31, 2022, the following amounts have been waived or reimbursed by the Advisor and are subject to repayment by the respective Fund:

Fund	Reimbursed	December 31,
Equity Armor	$135,785	2023
	38,723	2024
	—	2025
Tactical Return	127,155	2023
	104,062	2024
	91,334	2025
Dynamic Brands	—	2023
	—	2024
	—	2025
Strategic Allocation	72,877	2023
	67,124	2024
	86,462	2025
ReSolve Adaptive	137,538	2023
	125,327	2024
	117,342	2025
Pier 88	155,789	2023
	174,835	2024
	193,523	2025
Special Situations	159,379	2023
	119,447	2024
	152,205	2025
Inflation Growth	—	2023
	52,120	2024
	107,456	2025

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans. Additional information regarding the Trust’s Trustees is available in the Funds’ Statement of Additional Information.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022	ANNUAL REPORT

The Board has adopted the Trust’s Distribution Plan (the “12b-1 Plan”) which allows each Fund to pay fees up to 0.25% for Class A shares and up to 1.00% for Class C shares based on average daily net assets of each class to financial intermediaries (which may be paid through the Funds’ distributor) for the sale and distribution of these shares. Pursuant to the 12b-1 Plan, the Funds may finance from their assets certain activities or expenses that are intended primarily to result in the sale of Fund shares and to reimburse Northern Lights Distributors, LLC., the Funds’ distributor (the “Distributor or NLD”), and the Advisor for distribution related expenses. For the year ended December 31, 2022, the amounts accrued by the Funds were as follows:

	12b-1 Fees
Fund	Class A	Class C
Equity Armor	$26,602	$16,995
Tactical Return	29,401	91,591
Dynamic Brands	37,715	35,580
Strategic Allocation	18,534	9
ReSolve Adaptive	5,315	8,901
Pier 88	5,160	2,963
Special Situations	161,839	355,702
Inflation Growth	2,192	311

Shareholder Servicing Fees – The Trust has adopted a Shareholder Services Plan pursuant to which the Funds may pay Shareholder Services Fees up to 0.25% of the average daily net assets to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of shares for Institutional, Class A and Class C Shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services and are reflected as such on the Statements of Operations. The Funds also pay UFS for any out-of-pocket expenses. Officers of the Trust are also employees of UFS and are not paid any fees directly by the Trust for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds, which are included in printing expenses on the Statements of Operations.

Pursuant to the Management Services Agreement between the Trust and MFund Services LLC (“MFund”), an affiliate of the Advisor, MFund provides the Funds with various management and legal administrative services (“Management Services Agreement”). For these services, the Funds pay MFund as of the last day of each month an annualized asset-based fee which scales downward based upon net assets. Prior to April 1, 2022, the Funds also paid an annual base fee per Fund. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. The amounts due to MFund for the Management Services Agreement are listed in the Statements of Assets and Liabilities under “Payable to related parties” and the amounts accrued for the year are shown in the Statements of Operations under “Management service fees.”

Pursuant to the Compliance Services Agreement, MFund, an affiliate of the Advisor, provides chief compliance officer services to the Funds. For these services, the Funds pay MFund as of the last day of each month an annualized base fee plus an annualized asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement. The amounts due to MFund for chief compliance officer are listed in the Statements of Assets and Liabilities under “Payable to related parties” and the amounts accrued for the year are shown in the Statements of Operations under “Compliance officer fees.”

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022	ANNUAL REPORT

Affiliated Funds — Affiliated companies are mutual funds that are advised by Catalyst Capital Advisors, AlphaCentric Advisors, LLC or Rational Advisors, Inc. Companies that are affiliates of the Funds at December 31, 2022, are noted in Strategic Allocation’s Schedule of Investments. A summary of these investments in affiliated funds is set forth below:

	Shares Balance			Shares Balance		Change in	Dividends	Amount of Gain
	December 31,			December 31,		Unrealized	Credited to	(Loss) Realized on
Fund	2021	Purchases	Sales	2022	Fair Value	Gain/(Loss)	Income	Sale of Shares
AlphaCentric Income Opportunities Fund, Inst. Sh.	43,779	5,798	13,020	36,557	$331,652	$(120,237)	$9,667	$11,608
Catalyst Enhanced Income Strategy Fund, Inst. Sh.	160,742	38,853	62,220	137,375	1,321,644	(151,403)	91,718	(38,942)
Catalyst Insider Income Fund Inst. Sh.	103,185	31,565	38,810	95,940	829,957	(88,435)	34,983	(28,012)
Catalyst/CIFC Floating Rate Income Fund	105,601	30,090	42,160	93,531	833,440	(54,333)	44,731	(13,812)
Catalyst Interest Rate Opportunity Fund, Inst. Sh.	96,310	27,039	123,349	—	—	80,068	58,659	(381,320)
Rational Special Situations Income Fund, Inst. Sh.	90,146	18,437	36,130	72,453	1,332,776	(76,955)	88,102	(40,551)
Rational/Pier 88 Convertible Securities Fund CL. I	138,101	28,254	44,730	121,625	1,268,679	(163,862)	28,422	(49,827)
Total	737,864	180,036	360,419	557,481	$5,918,148	$(575,157)	$356,282	$(540,856)

(4)	INVESTMENT TRANSACTIONS

For the year ended December 31, 2022, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Equity Armor	$166,854,359	$168,037,358
Tactical Return	—	—
Dynamic Brands	100,378,095	132,618,782
Strategic Allocation	1,893,144	3,385,654
ReSolve Adaptive	—	—
Pier 88	126,227,560	128,520,406
Special Situations	270,232,799	200,347,595
Inflation Growth	2,361,382	597,996

(5)	INVESTMENT RISK

In accordance with its investment objectives and through its exposure to futures contracts, each of Equity Armor, Strategic Allocation, ReSolve Adaptive and Inflation Growth may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022	ANNUAL REPORT

In accordance with its investment objectives and through its exposure to options, Tactical Return and Equity Armor may have increased or decreased exposure to Option Risk factors defined below:

Options Risk – Tactical Return and Equity Armor are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of an underlying security below the purchase price of an underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Activist Strategies Risk – As part of Special Situation’s principal investment strategy, the Sub-Advisor seeks to identify “special situations” where it can seek to remedy legal, technical or structural issues it has identified in the securities held by the Fund through activist strategies, including through litigation or the threat of litigation. Such activist strategies may not be successful and may have a negative impact on the Fund, including causing the Fund to incur legal related costs and expenses and portfolio turnover if the Sub-Advisor determines to sell such securities.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

(6)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes (including options written), and its respective gross unrealized appreciation and depreciation at December 31, 2022, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Equity Armor	$55,036,075	$5,520,202	$(2,416,109)	$3,104,093
Tactical Return	167,249,174	—	(762,901)	(762,901)
Dynamic Brands	46,403,228	4,485,411	(5,753,662)	(1,268,251)
Strategic Allocation	6,176,613	104,185	(362,648)	(258,463)
ReSolve Adaptive	148,830,884	1,366,212	(2,148,791)	(782,579)
Pier 88	101,535,960	2,996,931	(6,193,507)	(3,196,576)
Special Situations	776,264,731	17,434,764	(62,149,075)	(44,714,311)
Inflation Growth	3,655,788	278,056	(368,790)	(90,734)

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022	ANNUAL REPORT

(7)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2022 and December 31, 2021 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
December 31, 2022	Income	Capital Gains	Capital	Total
Equity Armor	$484,752	$—	$—	$484,752
Tactical Return	59,296	576,582	—	635,878
Dynamic Brands	2,896,870	—	—	2,896,870
Strategic Allocation	306,907	235,138	—	542,045
ReSolve Adaptive	672,205	—	—	672,205
Pier 88	2,457,919	—	—	2,457,919
Special Situations	47,060,516	—	—	47,060,516
Inflation Growth	11,627	2,082	—	13,709

For fiscal year ended	Ordinary	Long-Term	Return of
December 31, 2021	Income	Capital Gains	Capital	Total
Equity Armor	$825,350	$—	$—	$825,350
Tactical Return	170,878	10,584,404	—	10,755,282
Dynamic Brands	6,465,633	3,298,116	—	9,763,749
Strategic Allocation	681,214	754,830	—	1,436,044
ReSolve Adaptive	8,865,209	—	—	8,865,209
Pier 88	5,673,975	2,900,416	—	8,574,391
Special Situations	28,362,084	—	23,176	28,385,260
Inflation Growth	15,445	17	—	15,462

As of December 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficits)
Equity Armor	$40,314	$—	$(1,462,288)	$(3,999,798)	$—	$3,104,093	$(2,317,679)
Tactical Return	—	630,340	—	(1,999,811)	—	(762,901)	(2,132,372)
Dynamic Brands	—	—	(720,827)	(17,323,256)	—	(1,268,251)	(19,312,334)
Strategic Allocation	130,215	—	(434,576)	(2,269,128)	—	(258,463)	(2,831,952)
ReSolve Adaptive	—	—	(7,070,133)	(426,884)	—	(805,569)	(8,302,586)
Pier 88	254,979	—	(493,741)	(3,699,385)	—	(3,196,576)	(7,134,723)
Special Situations	2,741,738	—	—	(12,559,940)	—	(44,714,311)	(54,532,513)
Inflation Growth	13,941	—	(103,771)	(25,509)	—	(90,734)	(206,073)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open futures and Section 1256 option contracts, and adjustments for C-Corporation return of capital distributions, partnerships and perpetual bonds, trust preferred securities, income on contingent convertible debt securities, and Section 305(c) deemed dividend distributions. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $22,990 for the Resolve Adaptive Asset Allocation Fund.

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022	ANNUAL REPORT

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Equity Armor	$1,462,288
Tactical Return	—
Dynamic Brands	720,827
Strategic Allocation	434,576
ReSolve Adaptive	7,070,133
Pier 88	493,741
Special Situations	—
Inflation Growth	103,771

At December 31, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carry forwards utilized in the current year as follows:

				Capital Loss Carry
	Short-Term	Long-Term	Total	Forwards Utilized
Equity Armor	$3,999,798	$—	$3,999,798	$57,539
Tactical Return*	249,992	1,749,819	1,999,811	92,691
Dynamic Brands	16,407,467	915,789	17,323,256	—
Strategic Allocation	914,075	1,355,053	2,269,128	—
ReSolve Adaptive	426,884	—	426,884	2,979,792
Pier 88	3,699,385	—	3,699,385	—
Special Situations	11,748,235	811,705	12,559,940	—
Inflation Growth	23,844	1,665	25,509	—

*	The Rational Tactical Return Fund experienced a shareholder change in ownership resulting in an annual limitation on the amount of pre-change capital loss carry forwards available to be recognized in each year. Due to IRC Section 382 limitations, utilization of these carry forwards is limited to a maximum of $92,691 per year.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, non-deductible expenses, distributions in excess, and adjustments for the Resolve Adaptive Asset Allocation Fund’s wholly owned subsidiary, which has a November 30 tax year end, resulted in reclassifications for the Funds for the fiscal year ended December 31, 2022 as follows:

	Paid In	Accumulated
	Capital	Earnings (Deficit)
Equity Armor	$—	$—
Tactical Return	(1,738,285)	1,738,285
Dynamic Brands	(166,753)	166,753
Strategic Allocation	—	—
ReSolve Adaptive	(12,121,791)	12,121,791
Pier 88	—	—
Special Situations	—	—
Inflation Growth	(176)	176

RATIONAL FUNDS
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022	ANNUAL REPORT

(8)	LINE OF CREDIT

Effective December 8, 2022, the Trust has a $100,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on a monthly basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to the Funds. Accordingly, it is possible that the Funds may wish to borrow money for a temporary or emergency purpose but may not be able to do so.

During the year ended December 31, 2022, the average amount of borrowings outstanding based on days borrowed was as follows:

	Average	Maximum		Average	Current
	borrowings	Outstanding	Interest	borrowings	Interest
Fund	outstanding	balance	Expense*	rate	Rate
Equity Armor	$263,875	$610,000	$191	3.25%
Dynamic Brands	349,890	3,206,000	6,098	4.30%	7.50	% **
Strategic Allocation	105,800	108,000	51	3.50%

*	Includes interest expenses for borrowings on the line of credit and may not agree to the Statement of Operations, which may include overdraft fees, line of credit fees and broker interest.

**	Fund has Borrowings of $18,000 as of 12/31/22.

(9)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2022, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

	Equity	Tactical	Dynamic	Strategic	ReSolve	Pier	Inflation
	Armor	Return	Brands	Allocation	Adaptive	88	Growth
Jerry and Isobel Szilagyi	—	—	—	—	—	—	32.98%
NFS LLC(1)	35.18%	—	29.11%	82.45%	30.27%	77.29%	—
Charles Schwab(1)	—	—	—	—	39.25%	—	—
LPL Financial(1)	—	30.60%	—	—	—	—	—
TD Ameritrade	—	—	—	—	—	—	—
Pershing	—	—	—	—	—	—	30.22%

(1)	This owner is comprised of multiple investors and accounts.

(10)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Rational Equity Armor Fund, Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund, Rational/ReSolve Adaptive Asset Allocation Fund, Rational/Pier 88 Convertible Securities Fund, Rational Special Situations Income Fund, and Rational Inflation Growth Fund and

Board of Trustees of Mutual Fund and Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the funds listed below (the “Funds”), each a series of Mutual Fund and Variable Insurance Trust, as of December 31, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Rational Equity Armor Fund, Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund, and Rational/ReSolve Adaptive Asset Allocation Fund*	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021, 2020, 2019, and 2018
Rational/Pier 88 Convertible Securities Fund	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended December 31, 2022, 2021, 2020, and for the period from December 6, 2019 (commencement of operations) through December 31, 2019
Rational Special Situations Income Fund	For the year ended December 31, 2022	For the years ended December 31, 2022 and 2021	For the years ended 2022, 2021, 2020, and for the period from July 17, 2019 (commencement of operations) through December 31, 2019
Rational Inflation Growth Fund	For the year ended December 31, 2022	For the year ended December 31, 2022 and for the period from August 18, 2021 (commencement of operations) through December 31, 2021

*	The financial statements referred to above are Consolidated Financial Statements.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2023

RATIONAL FUNDS
Supplemental Information (Unaudited)
December 31, 2022	ANNUAL REPORT

Renewal of Management Agreement between Mutual Fund and Variable Insurance Trust and Rational Advisors, Inc. with respect to Rational Equity Armor Fund, Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Strategic Allocation Fund, Rational Special Situations Income Fund, Rational/Pier 88 Convertible Securities Fund, Rational/ReSolve Adaptive Asset Allocation Fund, and Rational Inflation Growth Fund

At a telephonic meeting held on December 9, 2022, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Trust, discussed the renewal of the management agreement (the “Management Agreement”) between the Trust and Rational Advisors, Inc. (“Rational”) with respect to Rational Equity Armor Fund (the “Equity Armor Fund”), Rational Tactical Return Fund (the “Tactical Return Fund”), Rational Dynamic Brands Fund (the “Dynamic Brands Fund”), Rational Strategic Allocation Fund (the “Strategic Allocation Fund”), Rational Special Situations Income Fund (the “Special Situations Fund”), Rational/Pier 88 Convertible Securities Fund (the “Pier 88 Fund”), Rational/ReSolve Adaptive Asset Allocation Fund (the “ReSolve Fund”), and Rational Inflation Growth Fund (the “Inflation Growth Fund”), each a series of the Trust (collectively the “Renewal Funds”).

The Board reviewed the completed contract renewal questionnaire submitted by Rational in connection with the proposed renewal of the Management Agreement with respect to the Trust (the “Rational 15(c) Response”), a copy of which was included in the Materials. The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of legal counsel and its own business judgment in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided for each Fund with respect to the approval of the Management Agreement and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement. In connection with its deliberations regarding approval of the Management Agreement, the Board reviewed materials prepared by Rational and considered the information presented at Board meetings throughout the year.

Review of Rational 15(c) Response

Nature and Extent of Services. The Board reviewed the consistent services provided by the team of qualified professionals at Rational. The Board reviewed information concerning the resources; personnel; and business operations. The Board considered Rational’s oversight of the Funds’ investment strategy, including derivative risk management and fair valuation. The Board reviewed the ADV for Rational. The Board discussed the financial health of Rational and reviewed its balance sheet as of September 30, 2022. The Board considered that MFund, an affiliate of Rational, provides the Funds with certain management, legal administrative and compliance services including providing the Trust’s CCO. The Board reviewed Rational’s compliance program, including its business continuity and cybersecurity programs, and its oversight of Funds’ sub-advisors’ compliance programs. After further discussion and review of the Rational 15(c) Response, the Board concluded that Rational had sufficient quality of personnel, resources,

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operations and compliance policies and procedures essential to performing its duties under the Management Agreement and that the nature, overall quality and extent of the advisory services provided to the Renewal Funds by Rational were acceptable.

Performance. The Board reviewed the performance of each Renewal Fund relative to a peer group, its respective Morningstar category and benchmark index for various periods ended September 30, 2022.

Equity Armor Fund. The Board found that for the one- and three-year periods, the Equity Armor Fund outperformed its peer group, the Morningstar Large Value category, the S&P 500 Value TR and S&P 500 TR Index. The Board further found that for the five- and ten- year periods, the Fund underperformed each metric except the Morningstar Option Trading category, which the Fund outperformed over all periods. Effective December 13, 2019, the current sub-advisor was appointed to manage the Fund’s portfolio and the Fund’s investment strategy was changed. The Board considered the performance for the one- and three-year periods are more relevant as these timeframes reflect the performance of the current sub-advisor and investment strategy.

Tactical Return Fund. The Trustees noted that the Tactical Return Fund outperformed the Morningstar Options Trading category and its peer group for the one-, three-, and five-year periods, and outperformed the S&P 500 TR Index for the one-year period. It was also noted that the Fund trailed the S&P 500 TR Index for the three and five-year periods and underperformed each metric for the ten-year period. Effective December 15, 2017, the current sub-advisor was appointed to manage the Fund’s portfolio and the Fund’s investment strategy was changed. Rational reported that since December 15, 2017, the Fund underperformed the S&P 500 TR Index and explained that the Fund’s strategy is not expected to produce the types of strong returns witnessed in the equity markets during the three- and five-year periods, as the Fund does not maintain any long equity exposure.

Dynamic Brands Fund. The Trustees noted Dynamic Brands Fund underperformed its peer group, the Morningstar Large Growth category and the S&P 500 TR Index for the one-, three- and five-ten-year periods. The Board considered Rational’s explanation that the Fund’s investment focus includes many high-growth companies which have been out of favor recently and that, for this reason, the Fund is trailing all of its performance benchmarks for each of these periods.

Strategic Allocation Fund. The Board considered that the Strategic Allocation Fund had underperformed its peer group, Morningstar Allocation 30-50% Equity category and the S&P 500 TR Index for the one-, three- and five- ten-year periods. The Board recognized that the strategy of the Fund was changed on December 13, 2019 and the relevant performance periods are the one-and three-year periods. The Trustees noted that Rational attributed the Fund’s underperformance relative to all of its performance benchmarks for the one-year period to the Fund’s high notional exposure to both bonds and equities which performed similarly, and that the Fund’s underperformance for the trailing one-year period led to underperformance of all performance benchmarks for the three-year period as well.

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Special Situations Fund. The Board considered the Special Situations Fund outperformed its peer group, the Morningstar Nontraditional Bond and Multisector Bond categories, the Bloomberg Aggregate Bond TR and MBS TR Indexes for each the one-, three-, five- and ten-year periods.

Pier 88 Fund. The Board considered that the Pier 88 Fund outperformed its peer group for the one- and five-year periods and since inception (March 1, 2017); outperformed the Bloomberg Aggregate Bond Index for all periods; underperformed the ICE BofA Investment Grade US Convertible Index for the one- and five-year periods, as well as the since inception period, but slightly outperformed this index for the three-year period; and outperformed the S&P 500 TR Index for the one-year period but has underperformed this index for the remaining periods. The Board considered Rational’s explanation that the Fund’s performance lagged the ICE BofA Investment Grade US Convertible Index for the one-year period because the Fund does not invest in certain sectors that have performed well during the year and that the Fund’s trailing performance relative to the S&P 500 TR Index was due to its exposure to convertible bonds during a period of strong equity returns.

ReSolve Fund. The Board considered that the Fund underperformed its peer group for the three-year period, but outperformed the peer group for the one-, five- and ten-year periods; outperformed the Morningstar Macro Trading category for all periods; underperformed the Barclay CTA Index for the one- and three-year periods, but outperformed this index for the five- and ten-year periods; and outperformed the S&P 500 TR Index for the one-year period, but underperformed this index for all other periods. The Board noted that, prior to March 1, 2018, the Fund’s portfolio was sub-advised by a different manager and implemented a different strategy, and that the one- and three-year performance is reflective of the Fund’s current sub-advisor and investment strategy. Rational explained that, due to the uncorrelated nature of its strategy, the Fund outperformed the S&P 500 TR Index for the one-year period, a period of equity market turmoil, but underperformed the Index for the three-year period which was primarily characterized by a strong bull market. With respect to the Barclay CTA Index, the Board noted that Fund underperformed the index for the one- and three-year periods and recognized that the index consists of a number of trend-following strategies, which had an exceptional year.

Inflation Growth Fund. The Board considered the Inflation Growth Fund underperformed the peer group for the one-year and since inception (August 18, 2021), but outperformed the Morningstar Allocation 50% to 70% Equity category, the 60% S&P 500 TR Index/40% Bloomberg Aggregate Bond Index and the S&P 500 TR Index for both time periods.

Fees and Expenses. The Board reviewed the advisory fees and the net expenses for each Renewal Fund as compared to its peer group and Morningstar category.

Equity Armor Fund. The Board considered the advisory fee for Equity Armor Fund and found it lower than the average and equal to the median advisory fees of the peer group and Morningstar Options Trading category. The Board found the Fund’s advisory fee to be higher than the average and median advisory fees of the Morningstar Large Value category, but within the range of fees for the category, and noted Rational’s explanation that the category includes a number of funds

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that are passively managed and that the peer group is a more appropriate comparison for an actively managed equity strategy with a hedging overlay.

The Board reviewed the net expense ratio of the Fund and found it to be higher than the median and average net expenses of the peer group and each Morningstar category. The Board noted the net expenses were within the range of net expenses of its peer group and each Morningstar category.

Tactical Return Fund. The Board reviewed the Total Return Fund’s advisory fee and found it above the average and median of advisory fees of its peer group and the Morningstar Options Trading category. The Trustees considered Rational’s representation that the Fund offers a distinct strategy that has proven to perform well during a challenging investing environment. The Board also considered that only a few unaffiliated funds in the Morningstar Options Trading category have somewhat similar strategies to the Fund and that two of them have the same 1.75% advisory fee as the Fund, which is the highest for the category and peer group.

The Board found Tactical Return Fund’s net expense ratio higher than its peer group and Morningstar Options Trading category average and median, but is within range of net expense ratios of both.

Dynamic Brands Fund. The Board reviewed the advisory fee for Dynamic Brands Fund and found it to be slightly below the average and equal to the median of advisory fees of its peer group, while above the Morningstar Large Growth category’s average and median advisory fees. Rational noted that the Fund’s advisory fee is competitive relative to the peer group and other funds in the Morningstar category that implement a more active approach.

The Board considered the Fund’s net expense ratio, which was above its peer group and Morningstar category averages and medians, but within the range of net expense ratio of the peer group and the Morningstar category.

Strategic Allocation Fund. The Board considered the Fund’s advisory fee was lower than average and median advisory fees for its peer group average and the Morningstar Allocation 30%-50% Equity category. Rational stated that the advisory fee for the Strategic Allocation Fund was comparable to other funds that implement fund-of-funds strategies.

The Board considered that the net expense ratio of the Fund is above the average and median expense ratio of its peer group average and Morningstar Allocation 30%-50% Equity average, but within the range of net expenses of the funds within both peer group and Morningstar category.

Special Situations Fund. The Board reviewed the advisory fee for Special Situations Fund and found it higher than the average and median of the peer group and the Morningstar Non-Traditional Bond and Multisector Bond categories, while within range of advisory fees of each. The Board considered the highly specialized nature of the Fund and the expertise necessary to execute the Fund’s strategy.

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A review by the Board of the Special Situation Fund’s net expenses found the Fund’s net expenses above average and median of the peer group and both Morningstar categories, while within the range of net expenses of each.

Pier 88 Fund. The Board reviewed the advisory fee for Pier 88 Fund and found it above the average and median of its peer group and the Morningstar Convertibles category, while well within the range of advisory fees for both. The Trustees considered the reasonableness of the advisory fee in light of the unique nature of the Fund’s investment strategy.

The Board considered the net expense ratio of the Fund and found it below the peer group average, although above the median, while above the Morningstar Convertible category average and median.

ReSolve Fund. The Board acknowledged that the Fund’s advisory fee was higher than the average and median advisory fees of the peer group and Morningstar Macro Trading category and was above the highest advisory fee of the peer group and was equal to the highest advisory fee of the Morningstar category. The Board considered Rational’s explanation that the Fund’s advisory fee is reasonable based on the specialized nature of the Fund’s investment strategy; and the experience and performance results of the sub-adviser within the strategy; and the experience and capabilities of Rational in monitoring the Fund’s complex strategies.

The Board reviewed the net expense ratio of the Fund and found it higher than the average and median of its peer group and Morningstar Macro Trading category, while within the range of net expenses for both.

Inflation Growth Fund. The Board reviewed the advisory fee for Inflation Growth Fund and noted that it was it above the average and median advisory fee of the peer group and the Morningstar Allocation 50% to 70% Equity category. The Board further noted that the advisory fee is at the high end of the range of advisory fees of Morningstar category and the highest fee in the peer group’s range of advisory fees. The Board considered the reasonableness of the Fund’s advisory fee in light of its alternative and active investment strategy which tend to have higher advisory fees.

The Board noted the Fund’s net expense ratio was above the peer group and Morningstar average and median, while within the range of net expenses of both.

The Board discussed the allocation of fees between Rational and the respective sub-advisors of Equity Armor Fund, Tactical Return Fund, Dynamic Brands Fund, Special Situations Fund, Pier 88 Fund, ReSolve Fund, and Inflation Growth Fund relative to its respective duties and other factors. The Board agreed that the allocation of fees between Rational and each sub-adviser was acceptable.

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In considering the investment strategy, range of fees within each peer group and category, the size of each Renewal Fund, and in recognition of the unique strategies offered by many of the Renewal Funds, the Board determined that the advisory fees and net expenses in each Renewal Fund were acceptable.

Profitability. The Board reviewed a profitability analysis provided for each Renewal Fund. The Trustees noted that Rational realized a loss in connection with its relationship with Strategic Allocation Fund and Inflation Growth Fund, low profits with respect to Equity Armor and Pier 88 Fund and modest profits with respect to the Dynamic Brands Fund, Tactical Return Fund, Special Situations Fund and ReSolve Fund. The Board noted that when taking into account the salaries of key personnel, Rational’s profits would be lower. After consideration, the Board concluded that the profitability from Rational’s relationship with each of the Renewal Funds was not excessive.

Economies of Scale. Rational and the Board discussed the potential for economies of scale at larger asset levels. The Board considered that breakpoints in advisory fees were included for Equity Armor Fund and Dynamic Brands Fund for assets over $500 million to $1 billion, and for assets over $1 billion. Rational and the Board agreed that establishing breakpoints would be an appropriate way for Rational to share its economies of scale if assets of the Renewal Funds continue to increase. After further discussion, the Board agreed to continue monitoring the Renewal Funds regarding the issue of economies of scale and potential future breakpoints.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Management Agreement with respect to the Renewal Funds. Having requested, reviewed, and discussed in depth such information from Rational as the Board believe to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded the renewal of the Management Agreement was in the best interest of each of the Renewal Funds and its respective shareholders.

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Consideration and Renewal of Sub-Advisory Agreements for Rational Tactical Return Fund, Rational Dynamic Brands Fund, Rational Special Situations Income Fund, Rational/ReSolve Adaptive Asset Allocation Fund , Rational/Pier 88 Convertible Securities Fund, Rational Equity Armor Fund, and Rational Inflation Growth Fund (“Inflation Growth Fund”)

At a telephonic meeting held on December 9, 2022, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund and Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons”, as that term is defined in the Investment Company Act of 1940, as amended, of the Trust discussed the renewal of sub-advisory agreements with Warrington Asset Management, LLC (“Warrington”) pertaining to Rational Tactical Return Fund (“Tactical Return Fund”); with Accuvest Global Advisors (“Accuvest”) pertaining to Rational Dynamic Brands Fund (“Dynamic Brands Fund”); with ESM Management, LLC (“ESM”) pertaining to Rational Special Situations Income Fund (“Special Situations Fund”); with ReSolve Asset Management, Inc. (“ReSolve Canada”) pertaining to Rational/ReSolve Adaptive Asset Allocation Fund (“ReSolve Fund”); with Pier 88 Investment Partners, LLC (“Pier 88”) pertaining to Rational/Pier 88 Convertible Securities Fund (“Pier 88 Fund”); with Equity Armor Investments, LLC (“Equity Armor”) pertaining to Rational Equity Armor Fund (“Equity Armor Fund”); and with SL Advisors, LLC (“SL Advisors”) pertaining to Rational Inflation Growth Fund (“Inflation Growth Fund”) altogether the “Sub-Advisory Agreements”); and a trading advisory agreement between Rational and ReSolve Asset Management SEZC (“ReSolve Cayman”) pertaining the ReSolve Fund (the “Trading Advisory Agreement”).

The Board reviewed the completed contract renewal questionnaires submitted by each sub-advisor in connection with the proposed renewal of the Sub-Advisory Agreements with respect to the Trust (each, a “15(c) Response”). The Board was assisted by legal counsel throughout the review process. The Board relied upon the advice of counsel and its own business judgment in evaluating the Sub-Advisory Agreements and the weight to be given to each of the factors considered. The conclusions reached by the Board were based upon a comprehensive evaluation and discussion of all the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with the Sub-Advisory Agreements. The Board reviewed the materials prepared by Rational Advisors, Inc. (“Rational”) and each sub-advisor and considered the information presented at Board meetings throughout the year during which management of the sub-advisor had participated.

Review of Warrington 15(c) Response

Nature, Extent & Quality of Services. The Board reviewed the nature, extent and quality of the services provided by the investment professionals at Warrington. The Board reviewed information concerning Warrington’s resources, business operations, and compliance program. The Board considered Warrington’s management of the Tactical Return Fund’s portfolio and acknowledged the expertise of the portfolio management team. The Board reviewed a copy of Warrington’s Form ADV, including its compliance program, and its business continuity and cybersecurity components. After discussion and review of the Warrington 15(c) Response, the Board concluded that Warrington had sufficient personnel, resources, operations and compliance policies and

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procedures essential to perform its duties under the Warrington Sub-Advisory Agreement and that the nature, extent and quality of services provided to the Tactical Return Fund were acceptable.

Performance. The Trustees noted that the Tactical Return Fund outperformed the Morningstar Options Trading category and its peer group for the one-, three-, and five-year periods, and outperformed the S&P 500 TR Index for the one-year period. It was also noted that the Fund trailed the S&P 500 TR Index for the three and five-year periods and underperformed each metric for the ten-year period. Effective December 15, 2017, the current sub-advisor was appointed to manage the Fund’s portfolio and the Fund’s investment strategy was changed. Rational reported that since December 15, 2017, the Fund underperformed the S&P 500 TR Index and explained that the Fund’s strategy is not expected to produce the types of strong returns witnessed in the equity markets during the three- and five-year periods, as the Fund does not maintain any long equity exposure.

Fees & Expenses. The Board considered that the sub-advisory fees are paid entirely by Rational. The Board found the sub-advisor fee lower than the fees Warrington receives for managing other pooled investment vehicles and/or Separately Managed Accounts (“SMAs”), some of which include performance fees. The Board considered the respective duties of Rational and Warrington and analyzed how fees were allocated. After further discussion, the Board concluded that the sub-advisory fees payable to Warrington with respect to the Tactical Return Fund were reasonable.

Profitability. The Board reviewed the profitability of Warrington from sub-advising the Fund and noted that Warrington is making a profit. The Board discussed the profit is further reduced, after adjusting for salaries of the specialized team for their time and efforts in managing the Tactical Return Fund. Warrington stated that initially, the fee split was not enough to cover operational expenses; however, the current revenues afford the Fund the opportunity to be profitable. The Board concluded that there was no cause for concern of excessive profitability at this time, but it will continue to monitor the profitability of Warrington related to its services provided to the Fund.

“Fall-out” Benefits. The Board considered fall-out benefits received by Warrington and its relationship with Tactical Return Fund.

Economies of Scale. Rational and the Board agreed to continue evaluating economies of scale with respect to the investment advisory relationship overall, taking into consideration the impact of the sub-advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Warrington Sub-Advisory Agreement. Having requested, reviewed, and discussed in dept such information from Warrington as the Board believed to be reasonably necessary to evaluate the terms of the Warrington Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Warrington Sub-Advisory Agreement was in the best interests of the Tactical Return Fund and its shareholders.

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Review of Accuvest 15(c) Response

Nature, Extent & Quality of Services. The Board reviewed the nature, extent and quality of the services provided by the investment professionals at Accuvest. The Board reviewed information concerning Accuvest’s resources, operations and compliance program. The Board considered Accuvest’s management of the Dynamic Brands Fund’s investment strategy including Accuvest’s extensive research into the companies that comprise the top holdings of the Fund. The Board analyzed the financial condition of Accuvest and reviewed a copy of Accuvest’s Form ADV. After discussion and review of Accuvest’s 15(c) Response, including details of Accuvest’s compliance program, including its business continuity and cybersecurity programs, the Board concluded that Accuvest had sufficient quality of personnel, resources, operations and compliance policies and procedures essential to perform its duties under the Accuvest Sub-Advisory Agreement and that the nature, overall quality and extent of the sub-advisory services provided to the Dynamic Brands Fund by Accuvest were acceptable.

Performance. The Trustees noted Dynamic Brands Fund underperformed its peer group, the Morningstar Large Growth category and the S&P 500 TR Index for the one-, three- and five- ten-year periods. The Board considered Rational’s explanation that the Fund’s investment focus includes many high-growth companies which have been out of favor recently and that, for this reason, the Fund is trailing all of its performance benchmarks for each of these periods.

Fees & Expenses. The Board considered that the sub-advisory fees are paid entirely by Rational. The Board considered that the sub-advisory fee was lower than the fees Accuvest receives for managing other pooled investment vehicles and/or SMA accounts. The Board considered the respective duties of Rational and Accuvest and analyzed how fees were allocated. After consideration and discussion, the Board concluded that the sub-advisory fees payable to Accuvest with respect to the Dynamic Brands Fund were reasonable.

Profitability. The Board reviewed the profitability of Accuvest from sub-advising Dynamic Brands Fund and noted that Accuvest is operating at a loss. The Board concluded that it will continue to monitor the profitability of Accuvest related to its services provided to the Fund going forward.

“Fall-out” Benefits. The Board considered fall-out benefits received by Accuvest and its relationship with Dynamic Brands Fund.

Economies of Scale. Rational and the Board agreed to continue evaluating economies of scale with respect to the investment advisory relationship overall, taking into consideration the impact of the sub-advisory expense. The Board noted that at the advisory fee level, the Dynamic Brands Fund includes breakpoints for assets over $500 million to $1 billion range and for assets over $1 billion.

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Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Accuvest Sub- Advisory Agreement. Having requested, reviewed, and discussed in depth such information from Accuvest, as the Board believed to be reasonably necessary to evaluate the terms of the Accuvest Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Accuvest Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Review of ESM 15(c) Response

Nature, Extent & Quality of Services. The Board reviewed the nature, extent and quality of the services provided by the investment professionals at ESM. The Board reviewed information concerning ESM’s resources, personnel, operations, and compliance program. The Board considered that ESM oversees the Fund’s investment objective, ensuring that appropriate positions are traded and that the Fund’s investment program records are appropriately maintained. The Board analyzed the financial position of ESM and reviewed a copy of ESM’s Form ADV. After discussion and review of the ESM’s 15(c) Response, including details of ESM’s compliance program, including its business continuity and cybersecurity programs, the Board concluded that ESM had sufficient quality of personnel, resources, operations and compliance policies and procedures essential to perform its duties under the ESM Sub-Advisory Agreement and that the nature, overall quality and extent of the sub-advisory services provided to the Special Situations Fund by ESM were acceptable.

Performance. The Board considered the Special Situations Fund outperformed its peer group, the Morningstar Nontraditional Bond and Multisector Bond categories, the Bloomberg Aggregate Bond TR and MBS TR Indexes for each the one-, three-, five- and ten-year periods.

Fees & Expenses. The Board considered that the sub-advisory fees paid to ESM are paid entirely by Rational. The Board found the sub-advisory fee paid to ESM was lower than the fees ESM receives from separately managed accounts for providing the same investment strategy. The Board discussed the sophisticated strategy of the Fund and that retail investors usually would not have access to a Fund with this strategy. The Board considered the respective duties of Rational and ESM and analyzed how fees were allocated. After further discussion, the Board concluded that the sub-advisory fees payable to ESM with respect to the Special Situations Fund were reasonable.

Profitability. The Board reviewed the profitability analysis provided by ESM and reflected that after compensation to key personnel, ESM was operating at a profit in providing management to the Fund. After discussion, the Board concluded that there was no cause for concern of excessive profitability of ESM with regards to the Fund.

“Fall-out” Benefits. The Board considered fall-out benefits received by ESM and its relationship with Special Situations Fund.

Economies of Scale. Rational and the Board agreed to continue evaluating economies of scale with respect to the investment advisory relationship overall, taking into consideration the impact of sub-advisory expenses.

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Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the ESM Sub-Advisory Agreement. Having requested, reviewed, and discussed in depth such information from ESM, as the Board believed to be reasonably necessary to evaluate the terms of the ESM Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the ESM Sub-Advisory Agreement was in the best interests of the Special Situations Fund and its shareholders.

Review of ReSolve Canada 15(c) Response

Nature, Extent & Quality of Services. The Board reviewed the nature, extent and quality of the services provided by the investment professionals at ReSolve Canada. The Board reviewed information concerning ReSolve Canada’s resources, personnel, operations, and compliance program and its responsibilities with respect to the management of the ReSolve Fund’s portfolio. The Board considered that ReSolve Canada oversees the Fund’s investment objective, including maintaining books and records, compliance procedures and selecting and supervision of trading counterparties. The Board analyzed the financial position of ReSolve Canada and reviewed a copy of ReSolve Canada’s Form ADV. After discussion and review of ReSolve Canada’s 15(c) Response, including details of its compliance, business continuity and cybersecurity programs, the Board concluded that ReSolve Canada had sufficient quality of personnel, resources, operations and compliance policies and procedures essential to perform its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the sub-advisory services provided to the ReSolve Fund by ReSolve Canada were acceptable.

Performance. The Board considered that the Fund underperformed its peer group for the three-year period, but outperformed the peer group for the one-, five- and ten-year periods; outperformed the Morningstar Macro Trading category for all periods; underperformed the Barclay CTA Index for the one- and three-year periods, but outperformed this index for the five- and ten-year periods; and outperformed the S&P 500 TR Index for the one-year period, but underperformed this index for all other periods. The Board noted that, prior to March 1, 2018, the Fund’s portfolio was sub-advised by a different manager and implemented a different strategy, and that the one- and three-year performance is reflective of the Fund’s current sub-advisor and investment strategy. Rational explained that, due to the uncorrelated nature of its strategy, the Fund outperformed the S&P 500 TR Index for the one-year period, a period of equity market turmoil, but underperformed the Index for the three-year period which was primarily characterized by a strong bull market. With respect to the Barclay CTA Index, the Board noted that Fund underperformed the index for the one- and three-year periods and recognized that the index consists of a number of trend-following strategies, which had an exceptional year.

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Fees & Expenses. The Board considered that the sub-advisory fees are paid by Rational to ReSolve Canada pursuant to the Sub-Advisory Agreement. The Board considered the respective duties of Rational, ReSolve Canada and ReSolve Cayman, and analyzed how fees were allocated. The Board also considered ReSolve Canada’s position that the Fund’s highly sophisticated investment strategy is accessible to investors who would not normally have access to the strategy in a different investment vehicle. After further discussion, the Board concluded that the sub-advisory fee payable to ReSolve Canada with respect to the Fund were reasonable.

Profitability. The Board reviewed the profitability analysis provided by ReSolve Canada with respect to the Fund, and found that ReSolve Canada operated at a loss in providing services to the ReSolve Fund. The Board considered that this was after the allocation of expenses attributable to the Fund. The Board concluded that there was no cause for concern of excessive profitability of ReSolve Canada with regards to the Fund.

“Fall-out” Benefits. The Board considered fall-out benefits received by ReSolve Canada from relationship with ReSolve Fund.

Economies of Scale. Rational and the Board agreed to continue evaluating economies of scale with respect to the investment advisory relationship overall, taking into consideration the impact of the sub-advisory and trading advisory expenses.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the ReSolve Sub-Advisory Agreement. Having requested, reviewed, and discussed in depth such information from ReSolve Canada as the Trustees believed to be reasonably necessary to evaluate the terms of the ReSolve Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that renewal of the Sub-Advisory Agreement with ReSolve Canada was in the best interests of the ReSolve Fund and its shareholders.

 Review of ReSolve Cayman 15(c) Response

Nature, Extent & Quality of Services. The Board reviewed the nature, extent and quality of the services provided by the investment professionals at ReSolve Cayman. The Board reviewed information concerning ReSolve Cayman’s resources, personnel, operations, and compliance program and discussed the trading advisory services provided by the firm. The Board noted that while ReSolve Cayman is not registered under the 1940 Act, its personnel has experience with the operations and regulatory requirements that the Fund is subjected to as a regulated investment company. The Board analyzed the financial position of ReSolve Cayman. After discussion and review of Resolve Cayman’s 15(c) Response, including details of its compliance, business continuity and cybersecurity programs, the Board concluded that ReSolve Cayman had sufficient quality of personnel, resources, operations and compliance policies and procedures essential to perform its duties under the Trading Advisory Agreement and that the nature, overall quality and extent of the trading advisory services provided to the ReSolve Fund by ReSolve Cayman were acceptable.

Performance. The Board considered that the Fund underperformed its peer group for the three-year period, but outperformed the peer group for the one-, five- and ten-year periods; outperformed the Morningstar Macro Trading category for all periods; underperformed the Barclay CTA Index for the one- and three-year periods, but outperformed this index for the five- and ten-year periods; and outperformed the S&P 500 TR Index for the one-year period, but underperformed this index for all other periods. The Board noted that, prior to March 1, 2018, the Fund’s portfolio was sub-advised by a different manager and implemented a different strategy, and that the one- and three-year performance is reflective of the Fund’s current sub-advisor and investment strategy. Rational explained that, due to the uncorrelated nature of its strategy, the Fund outperformed the S&P 500 TR Index for the one-year period, a period of equity market turmoil, but underperformed the Index for the three-year period which was primarily characterized by a strong bull market. With respect to the Barclay CTA Index, the Board noted that Fund underperformed the index for the one- and three-year periods and recognized that the index consists of a number of trend-following strategies, which had an exceptional year.

Fees & Expenses. The Board considered that the trading advisory fees are paid by Rational to ReSolve Cayman pursuant to the Trading Advisory Agreement. The Board considered the respective duties of Rational, ReSolve Canada and ReSolve Cayman and analyzed how fees were allocated. The Board also considered ReSolve Cayman’s use of its proprietary methodology to create the portfolio of securities across global asset classes including commodities and currencies. After further discussion, the Board concluded that the trading advisory fee payable to ReSolve Cayman with respect to the Fund were reasonable.

Profitability. The Board reviewed the profitability analysis provided by ReSolve Cayman with respect to the Fund, and found that ReSolve Cayman operated at a loss in providing services to the ReSolve Fund during the 12-month period ended September 30, 2022. The Board considered that this was after the allocation of expenses attributable to the Fund. The Board concluded that there was no cause for concern of excessive profitability of ReSolve Cayman with regards to the Fund.

“Fall-out” Benefits. The Board considered fall-out benefits received by ReSolve Cayman from relationship with ReSolve Fund.

Economies of Scale. Rational and the Board agreed to continue evaluating economies of scale with respect to the investment advisory relationship overall, taking into consideration the impact of the sub-advisory and trading advisory expenses.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Trading Advisory Agreement. Having requested, reviewed, and discussed in depth such information from ReSolve Cayman as the Trustees believed to be reasonably necessary to evaluate the terms of the Trading Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that renewal of the Trading Advisory Agreement with ReSolve Cayman was in the best interests of the ReSolve Fund and its shareholders.

 Review of Pier 88 15(c) Response

 Nature, Extent & Quality of Services. The Board reviewed the nature, extent and quality of the services provided by the investment professionals at Pier 88. The Board reviewed information concerning Pier 88’s resources, personnel, operations, and compliance program. The Board considered that Pier 88 oversees the Fund’s investment objective, ensuring that the investment program enacts appropriate risk management and compliance controls. The Board analyzed the financial position of Pier 88 and reviewed a copy of Pier 88’s Form ADV. After discussion and review of the Pier 88’s 15(c) Response, including details of Pier 88’s compliance program, including its business continuity and cybersecurity programs, the Board concluded that Pier 88 had sufficient quality of personnel, resources, operations and compliance policies and procedures essential to perform its duties under the Pier 88 Sub-Advisory Agreement and that the nature, overall quality and extent of the sub-advisory services provided to the Pier 88 Fund by Pier 88 were acceptable.

RATIONAL FUNDS
Supplemental Information (Unaudited) (Continued)
December 31, 2022	ANNUAL REPORT

Performance. The Board considered that the Pier 88 Fund outperformed its peer group for the one- and five-year periods and since inception (March 1, 2017); outperformed the Bloomberg Aggregate Bond Index for all periods; underperformed the ICE BofA Investment Grade US Convertible Index for the one- and five-year periods, as well as the since inception period, but slightly outperformed this index for the three-year period; and outperformed the S&P 500 TR Index for the one-year period but has underperformed this index for the remaining periods. The Board considered Rational’s explanation that the Fund’s performance lagged the ICE BofA Investment Grade US Convertible Index for the one-year period because the Fund does not invest in certain sectors that have performed well during the year and that the Fund’s trailing performance relative to the S&P 500 TR Index was due to its exposure to convertible bonds during a period of strong equity returns.

Fees & Expenses. The Board considered that the sub-advisory fees paid to Pier 88 are entirely paid by Rational. The Board considered that the sub-advisory fees paid to Pier 88 were lower than the fees which Pier 88 receives for managing other accounts with a similar strategy. The Board considered the respective duties of Rational and Pier 88 and how fees were allocated between them. After further discussion, the Board concluded that the sub-advisory fees payable to Pier 88 with respect to the Pier 88 Fund were reasonable.

Profitability. The Board reviewed the profitability analysis provided by Pier 88 and noted that Pier 88 was operating at a profit. The Board considered the sophistication of the investment strategy of the Fund and the availability of the strategy from other managers. After discussion, the Board concluded that there was no cause for concern of excessive profitability of Pier 88 with respect to the Fund.

“Fall-out” Benefits. The Board considered fall-out benefits received by Pier 88 and its relationship with the Pier 88 Fund.

Economies of Scale. Rational and the Board agreed to continue evaluating economies of scale with respect to the investment advisory relationship overall, taking into consideration the impact of the sub-advisory expense., taking into consideration the impact of the sub-advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Pier 88 Sub-Advisory Agreement. Having requested, reviewed, and discussed such information from Pier 88 as the Board believed to be reasonably necessary to evaluate the terms of the Pier 88 Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Pier 88 Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

RATIONAL FUNDS
Supplemental Information (Unaudited) (Continued)
December 31, 2022	ANNUAL REPORT

Review of Equity Armor 15(c) Response

Nature, Extent & Quality of Services. The Board reviewed the nature, extent and quality of the services provided by the investment professionals at Equity Armor. The Board reviewed information concerning Equity Armor’s resources, personnel, operations, and compliance program. The Board considered that Equity Armor oversees the Fund’s investment objective, ensuring that the investment program is properly executed. The Board analyzed the financial position of Equity Armor and reviewed Equity Armor’s Form ADV. After discussion and review of the Equity Armor’s 15(c) Response and compliance program, including its business continuity and cybersecurity programs, the Board concluded that Equity Armor had sufficient quality of personnel, resources, operations and compliance policies and procedures essential to perform its duties under the Equity Armor Sub-Advisory Agreement and that the nature, overall quality and extent of the sub-advisory services provided to the Equity Armor Fund by Equity Armor were acceptable.

Performance. The Board found that for the one- and three-year periods, the Equity Armor Fund outperformed its peer group, the Morningstar Large Value category, the S&P 500 Value TR and S&P 500 TR Index. The Board further found that for the five- and ten- year periods, the Fund underperformed each metric except the Morningstar Option Trading category, which the Fund outperformed over all periods. Effective December 13, 2019, the current sub-advisor was appointed to manage the Fund’s portfolio and the Fund’s investment strategy was changed. The Board considered the performance for the one- and three-year periods are more relevant as these timeframes reflect the performance of the current sub-advisor and investment strategy.

Fees & Expenses. The Board considered that the sub-advisory fees paid are entirely paid by Rational. The Board found the sub-advisory fees low relative to other actively managed funds that use derivatives or volatility products or are actively managed, and lower than the fees Equity Armor receives from separately managed accounts following a similar strategy. The Board considered the respective duties of Rational and Equity Armor and analyzed how fees were allocated between Rational and Equity Armor. After further discussion, the Board concluded that the sub-advisory fees payable to Equity Armor with respect to the Equity Armor Fund were reasonable.

Profitability. The Board reviewed the profitability analysis provided by Equity Armor and noted that Equity Armor was operating at a profit from managing the Fund. After discussion, the Board concluded that there was no cause for concern of excessive profitability of Equity Armor with respect to the Fund.

“Fall-out” Benefits. The Board considered fall-out benefits received by Equity Armor and its relationship with Equity Armor Fund.

RATIONAL FUNDS
Supplemental Information (Unaudited) (Continued)
December 31, 2022	ANNUAL REPORT

Economies of Scale. Rational and the Board agreed to continue evaluating economies of scale with respect to the investment advisory relationship overall, taking into consideration the impact of the sub-advisory expense. The Board noted that at the advisory fee level, the Equity Armor Fund includes breakpoints for assets over $500 million to $1 billion range and for assets over $1 billion.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the Equity Armor Sub-Advisory Agreement. Having requested, reviewed, and discussed such information from Equity Armor as the Board believed to be reasonably necessary to evaluate the terms of the Equity Armor Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Equity Armor Sub-Advisory Agreement was in the best interests of the Equity Armor Fund and its shareholders.

Review of SL Advisors 15(c) Response

Nature, Extent & Quality of Services. The Board reviewed the nature, extent and quality of the services provided by the investment professionals at SL Advisors. The Board reviewed information concerning SL Advisors’ resources, personnel, operations, and compliance program. The Board considered that SL Advisors oversees the Fund’s investment objective, ensuring that the investment program is properly executed and additionally provides marketing support to the Fund. The Board analyzed the financial position of SL Advisors and reviewed a copy of SL Advisors’ Form ADV. After discussion and review of the SL Advisors’ 15(c) Response, including details of SL Advisors’ compliance program, including its business continuity and cybersecurity programs, the Board concluded that SL Advisors’ had sufficient quality of personnel, resources, operations and compliance policies and procedures essential to perform its duties under the SL Advisors Sub-Advisory Agreement and that the nature, overall quality and extent of the sub-advisory services provided to the Inflation Growth Fund by SL Advisors were acceptable.

Performance. The Board considered the Inflation Growth Fund underperformed the peer group for the one-year and since inception (August 18, 2021) but outperformed the Morningstar Allocation 50% to 70% Equity category, the 60% S&P 500 TR Index/40% Bloomberg Aggregate Bond Index and the S&P 500 TR Index for both time periods.

Fees & Expenses. The Board considered that the sub-advisory fees paid to SL Advisors pursuant to the SL Advisors Sub-Advisory Agreement were entirely paid by Rational. The Board found the fees which SL Advisors receives were lower than fees charged for managing other accounts. The Board considered the respective duties of Rational and SL Advisors and analyzed how fees were allocated between Rational and SL Advisors. The Board discussed the Fund’s expense cap in place and noted that both Rational and SL Advisors are waiving a portion of their fees, and reimbursement expenses under the contractual expense limitation agreement. After further discussion, the Board concluded that the sub-advisory fees payable to SL Advisors with respect to the Fund were reasonable.

RATIONAL FUNDS
Supplemental Information (Unaudited) (Continued)
December 31, 2022	ANNUAL REPORT

Profitability. The Board reviewed the profitability analysis provided by SL Advisors and noted that SL Advisors was operating at a loss in providing management to the Fund. After further discussion, the Board concluded that the level of SL Advisors’ expected profitability with respect to the Fund did not raise any concerns.

“Fall-out” Benefits. The Board considered fall-out benefits received by SL Advisors and its relationship with Inflation Growth Fund.

Economies of Scale. Rational and the Board agreed to continue evaluating economies of scale with respect to the investment advisory relationship overall, taking into consideration the impact of the sub-advisory expense.

Conclusion. The Board considered many factors, and no single factor was determinative to the decision of the Board concerning the renewal of the SL Advisors Sub-Advisory Agreement. Having requested, reviewed, and discussed such information from SL Advisors as the Board believed to be reasonably necessary to evaluate the terms of the SL Advisors Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the SL Advisors Sub-Advisory Agreement was in the best interests of the Inflation Growth Fund and its shareholders.

RATIONAL FUNDS
INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period 07/01/22 and held for the entire period through 12/31/22.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending		Ending
	Annualized	Account Value	Account Value	Expenses Paid	Account Value	Expenses Paid
	Expense Ratio	07/01/2022	12/31/2022	During Period *	12/31/2022	During Period *
Rational Equity Armor Fund - Class A **	1.45%	$1,000.00	$886.80	$6.90	$1,017.90	$7.37
Rational Equity Armor Fund - Class C **	2.14%	1,000.00	884.20	10.16	1,014.42	10.87
Rational Equity Armor Fund - Institutional **	1.19%	1,000.00	888.80	5.67	1,019.21	6.06
Rational Tactical Return Fund - Class A **	2.24%	1,000.00	1,010.60	11.35	1,013.91	11.37
Rational Tactical Return Fund - Class C **	2.99%	1,000.00	1,029.40	15.29	1,010.13	15.15
Rational Tactical Return Fund - Institutional **	1.99%	1,000.00	992.40	9.99	1,015.17	10.11
Rational Dynamic Brands Fund - Class A	1.45%	1,000.00	642.80	6.00	1,017.90	7.37
Rational Dynamic Brands Fund - Class C	2.17%	1,000.00	640.70	8.97	1,014.27	11.02
Rational Dynamic Brands Fund - Institutional	1.18%	1,000.00	643.70	4.89	1,019.26	6.01
Rational Strategic Allocation Fund - Class A	0.70%	1,000.00	738.40	3.07	1,021.68	3.57
Rational Strategic Allocation Fund - Class C	1.45%	1,000.00	736.30	6.35	1,017.90	7.37
Rational Strategic Allocation Fund - Insitutional	0.45%	1,000.00	739.80	1.97	1,022.94	2.29
Rational/ReSolve Adaptive Asset Allocation Fund - Class A	2.22%	1,000.00	1,085.20	11.67	1,014.01	11.27
Rational/ReSolve Adaptive Asset Allocation Fund - Class C	2.97%	1,000.00	1,080.90	15.58	1,010.23	15.05
Rational/ReSolve Adaptive Asset Allocation Fund - Institutional	1.97%	1,000.00	1,086.30	10.36	1,015.27	10.01
Rational Special Situations Income Fund - Class A	2.02%	1,000.00	953.40	9.95	1,015.02	10.26
Rational Special Situations Income Fund - Class C	2.75%	1,000.00	949.80	13.52	1,011.34	13.94
Rational Special Situations Income Fund - Institutional	1.76%	1,000.00	954.10	8.67	1,016.33	8.94
Rational/Pier 88 Convertible Securities Fund - Class A	1.24%	1,000.00	953.40	6.11	1,018.95	6.31
Rational/Pier 88 Convertible Securities Fund - Class C	1.99%	1,000.00	949.80	9.78	1,015.17	10.11
Rational/Pier 88 Convertible Securities Fund - Institutional **	0.99%	1,000.00	954.10	4.88	1,020.21	5.04
Rational Inflation Growth Fund - Class A	1.74%	1,000.00	953.40	8.57	1,016.43	8.84
Rational Inflation Growth Fund - Class C	2.49%	1,000.00	949.80	12.24	1,012.65	12.63
Rational Inflation Growth Fund - Institutional	1.49%	1,000.00	954.10	7.34	1,017.69	7.58

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**	Annualized expense ratio does not include interest expenses or dividend expenses.

RATIONAL FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
December 31, 2022

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended December 31, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the report of the Trust’s Liquidity Risk Management (“LRM”) Program prepared by the Trust’s LRM Program Administrator. In connection with its review of the report, the Board reviewed each Fund’s investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

RATIONAL FUNDS
Boards of Trustees and Trust Officers (Unaudited)
December 31, 2022	ANNUAL REPORT

Independent Trustees Background

Name, Address and Year of Birth	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years
Tobias Caldwell Year of Birth: 1967	Chairman of the Board and Trustee	Since 2016	Managing Member, Genovese Family Enterprises, LLC (real estate firm), since 1999; Managing member, Bear Properties, LLC (real estate firm), since 2006; Managing member, PTL Real Estate, LLC (2000–2019) (real estate/investment firm).	54	Chairman of the Board, Strategy Shares, since 2016; Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust, since 2006; Independent Trustee and Chair of Audit Committee, Variable Insurance Trust, since 2010; Trustee, IDX Funds (formerly M3Sixty Funds Trust), since 2016; Chairman of the Board, AlphaCentric Prime Meridian Income Fund, since 2018.
Stephen P. Lachenauer Year of Birth: 1967	Trustee and Chair of the Audit, Risk and Compliance, and Investment Committees	Trustee and Chair of Audit and Risk and Compliance Committees since 2016; Chair of Investment Committee since November 2020	Attorney, private practice, since 2011.	54	Trustee and Chair of the Audit and Risk and Compliance Committees since 2016, and Chair of the Investment Committee since November 2020, Strategy Shares; Trustee, TCG Financial Series Trusts I-X since 2015; Trustee and Chair of the Audit and Risk and Compliance Committees since 2018, and Chair of the Investment Committee since November 2020, AlphaCentric Prime Meridian Income Fund; Trustee, Mutual Fund Series Trust since April 2022.
Donald McIntosh Year of Birth: 1967	Trustee	Since 2016	Credit risk review analyst, Santander Holdings USA, since 2015; Governance analyst, Santander Bank, 2011 – 2015.	16	Trustee, Strategy Shares, since 2016; Trustee, TCG Financial Series Trusts I-X since 2015; Trustee, AlphaCentric Prime Meridian Income Fund since 2018.

*	The term of office of each Trustee is indefinite.

RATIONAL FUNDS
Boards of Trustees and Trust Officers (Unaudited) (Continued)
December 31, 2022	ANNUAL REPORT

Officers*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983	President	Since 2022	Vice President of the Trust, 2018-2021; Chief Operating Officer (“COO”), Catalyst Capital Advisors LLC and Rational Advisors, Inc. since 2017; Portfolio Manager, Catalyst Capital Advisors LLC, 2013 – May 2021; President, MFund Distributors LLC since January 2020; COO, Catalyst International Advisors LLC, since 2019; COO, Insights Media LLC since 2019; COO, MFund Management LLC since 2019; COO, AlphaCentric Advisors LLC since January 2021; Portfolio Manager, Rational Advisors, Inc., 2016–2018.
Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	Vice President	Since 2022	Investment Operations Manager, MFund Management LLC since 2022; Investment Operations Analyst, MFund Management LLC, 2020—2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 2016— 2019.
Erik Naviloff 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska, 68022 Year of Birth: 1968	Treasurer	Since 2016	Vice President—Fund Administration, Ultimus Fund Solutions, LLC since 2012.
Frederick J. Schmidt Year of Birth: 1959	Chief Compliance	Since 2016	Director, MFund Services LLC since 2015.
Jennifer A. Bailey Year of Birth: 1968	Officer Secretary	Since 2016	Director of Legal Services, MFund Services LLC since 2012.

*	Officers do not receive any compensation from the Trust.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-253-0412.

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-800-253-0412

PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund & Variable Insurance Trust does not share with affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

●     Mutual Fund & Variable Insurance Trust doesn’t share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund & Variable Insurance Trust doesn’t jointly market.

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 800-253-0412. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

Rational Advisors, Inc., serves as Investment Advisor to the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Shareholder Services: 800-253-0412

Rational-AR22

Item 2.	Code of Ethics.

(a) The Registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Fiscal year ended 2022: $111,500

Fiscal year ended 2021: $106,000

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Fiscal year ended 2022: $20,800

Fiscal year ended 2021: $20,800

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

(e)(1) The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the Registrant.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) All non-audit fees billed by the Registrant's principal accountant for services rendered to the Registrant for the fiscal years ended June 30, 2016 and 2015, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the Registrant's principal accountant for the Registrant's adviser.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included in annual report to shareholders filed under item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Mutual Fund and Variable Insurance Trust

By (Signature and Title)	/s/ Michael Schoonover
Michael Schoonover, President and Principal Executive Officer

Date	3/7/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Schoonover
Michael Schoonover, President and Principal Executive Officer

Date	3/7/23

By (Signature and Title)	/s/ Erik Naviloff
Erik Naviloff, Treasurer and Principal Financial Officer

Date	3/7/23